UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06114

Cavanal Hill Funds
(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end:  8/31

Date of reporting period:  8/31/15

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Management Discussion of Fund Performance

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Additional Fund Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The Cavanal Hill Funds are distributed by BOSC, Inc., a registered Broker/Dealer, member FINRA/SIPC. BOSC, Inc. is a subsidiary of BOK Financial Corporation and an affiliate of Cavanal Hill Investment Management, Inc. and BOKF, NA.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, NA, any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

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Cavanal Hill Money Market Funds

Investment Concerns

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a Money Market fund.

Market Conditions

After concluding its quantitative easing (QE) program in October 2014, the Federal Reserve (the Fed) began preparing the financial markets for a likely change in monetary policy. This triggered widespread investor speculation surrounding the timing and magnitude of the Fed’s first rate hike in nine years and modestly drove up the two-year Treasury yield during the period. Ultimately, though, mixed economic signals kept the Fed on the sidelines, which held money market yields at their historically low levels.

The jobs market exemplified the uneven nature of economic data. Non-farm payrolls averaged more than 240,000 for the 12-month period, and the nation’s unemployment rate dropped from 5.9% to 5.1%, the lowest level since April 2008. But at the same time, more than 94 million Americans were out of the workforce and therefore not included among the “unemployed.” Meanwhile, U.S. economic growth remained inconsistent, with the nation’s gross domestic product1 (GDP) falling from 5.0% (annualized) in the third quarter of 2014 to 2.2% in the fourth quarter of 2014 to 0.6% in the first quarter of 2015. The GDP rebounded to 3.7% in the second quarter of 2015. Furthermore, inflation, another factor in the Fed’s decision to raise rates, remained tame.

Despite the slow-growth, low-inflation backdrop, the Fed seemed to indicate it would raise the federal funds rate target from its near-zero level, where it’s been for seven years. But in August, concerns about a sharp slowdown in China’s economic growth rate triggered widespread global market unrest, leading to a fresh round of uncertainty and speculation regarding the Fed’s rate-hike timetable.

The Fed’s ultra-accommodative interest rate policy, combined with modest economic growth and robust demand for high-quality, liquid securities amid waning supply, pressured yields on U.S. Treasury bills and other money market securities. For example, the yield on the three-month U.S. Treasury bill started the period at 0.02% and slipped to 0.00% at the end of August 2015, according to Bloomberg. Municipal money market rates also declined. The SIFMA2 Index had an average yield of 0.04% for the 12 months ended August 31, 2015, with only a brief respite in April and May when the index reached 0.11%. The average yield during the previous fiscal year was 0.06%.

In addition to a challenging rate environment, money market investors faced a changing investment landscape. New capitalization requirements for U.S. and European banks, which tend to favor longer-term debt strategies, reduced the supply of short-term debt securities. Additionally, investors continued to prepare for the Securities and Exchange Commission’s (SEC’s) new regulations for money market funds, which will take effect in 2016. On a positive note, Moody’s revised its review process for banking obligations, leading to ratings upgrades for several U.S. and European banks and creating more buying opportunities for money market investors.

The Cavanal Hill U.S. Treasury Fund

We continued to focus on maintaining liquidity, while looking for opportunities to enhance the Fund’s yield. In the U.S. Treasury Fund, we gradually shortened the Fund’s weighted average maturity (WAM) in preparation for a likely increase in short-term interest rates. We primarily held positions in repurchase agreements and Treasury bills. We also maintained a position in Treasury floaters, which offered a slight yield advantage relative to repurchase agreements. We believe the Treasury floaters may help performance once the Fed starts tightening monetary policy and three-month Treasury bill yields head upward.*

The Cavanal Hill Cash Management Fund

We looked for opportunities to enhance yield while maintaining our capital preservation goals. We also kept the Fund’s WAM slightly short in anticipation of the Fed raising rates. We focused on securities we believed offered value, strong credit quality, and yield advantages, including agency discount notes and commercial paper. We also invested in floating-rate securities, including one-month LIBOR3 securities, which should offer a yield boost when interest rates head upward. In addition, we invested in overnight time deposits, which helped the Fund maintain liquidity and capture competitive yields, and bank CDs.*

The Cavanal Hill Tax-free Money Market Fund

Given expectations for the Fed to begin raising short-term interest rates, we maintained a relatively short WAM with a core position of VRDNs. This proved effective for a brief time, as VRDN rates increased in April and May. We also continued to invest in tax-free commercial paper and fixed rate notes for their relative yield advantages.*

Outlook

Maintaining high-credit quality and liquidity remain the primary objectives of our money market funds. Additionally, we will continue to evaluate opportunities to enhance each fund’s yield via security selection or by extending WAM, as appropriate. All eyes will remain on the Fed in the coming months, as the central bank weighs the need to “normalize” interest rates against a backdrop of sluggish economic data and low inflation. Although the Fed has prepared market participants for a rate hike, the timing and magnitude remain in question.

1 The Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property in the United States.

2 The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, produced by Municipal Market Data (MMD), is a 7-day high-grade market index comprised of tax-exempt variable rated demand notes (VRDNs) from MMDs extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

3 The London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2015, the Intermediate Tax-Free Bond Fund A Shares (at NAV) posted a total return of 0.85%; the Institutional Shares posted a total return of 1.11%; and the Investor Shares returned 0.84%. The Fund’s benchmark, the Barclays U.S. Municipal Bond Index, posted a total return of 2.52%.

Market Conditions

The fiscal year began on a cautious note, as investors generally expected interest rates to climb higher in response to modestly improving U.S. economic data and the scheduled October 2014 conclusion of the Federal Reserve’s (the Fed’s) quantitative easing program. Instead, continued-low inflation and healthy demand for U.S. fixed-income securities helped drive down longer-term Treasury yields, which led to positive overall performance for the broad municipal bond (muni) market, even as periods of volatility emerged. (The muni market generally tracks the Treasury market.) Generally improving credit trends among municipalities and higher federal tax rates also helped support muni gains.

Although yields in the muni market ended the fiscal year near the levels at which they started the year, there was a fair amount of volatility throughout the period. Yields fell at the beginning of 2015 and then rose during the spring and early summer, only to drop back down again as the period came to a close. Additionally to tracking the Treasury market, muni yields responded to supply and demand factors. Muni supply was robust throughout the period, as issuers took advantage of the low-rate environment to refinance their debt. The demand side of the equation was strong at the beginning of the period but faded beginning in the spring on speculation surrounding the Fed’s short-term rate-hike strategy. In addition, negative credit headlines regarding Moody’s downgrade of Chicago’s debt to high-yield status and Puerto Rico’s continued financial woes created headwinds. Although these events represented isolated credit problems, their high-profile nature affected the broad market.

In this environment, higher-quality and longer-duration munis generally outperformed lower-quality and shorter-duration munis for the 12-month period. The yield curve flattened, as longer-term yields declined overall and yields at the short end of the curve increased in anticipation of the Fed raising the federal funds rate target for the first time in nine years.

Fund Strategy

In anticipation of a gradually rising interest rate environment, triggered by modestly improving economic data and the conclusion of the Fed’s massive bond-buying program, we maintained a shorter-than-benchmark duration. This strategy detracted from performance, as intermediate-and long-term interest rates declined for the 12-month period. Furthermore, we continued to hold a core position in high-quality GO bonds. This strategy also detracted from results, as revenue bonds generally outperformed GO bonds.*

Early in the period, we held a position in high-quality “kicker” bonds offering structural advantages. These securities have a short call (typically, five years) and a final maturity in the 15-year range. This structure offers additional yield to the call, compared with a fixed-maturity bond, and if the bond is not called, the yield “kicks” higher to the final maturity. By the end of 2014, we shifted our focus to the seven- to 10-year portion of the muni yield curve, where we found good values. We expected this portion of the curve to position the Fund favorably for an anticipated rising-rate environment.*

The Fund’s overall credit quality remained high, once again ending the 12-month period with a rating of AA. Securities rated AAA, AA, A, and BAA comprised 35.6%, 59.5%, 4.8%, and 0.0%, respectively, as of August 31, 2015. Non-rated securities comprised 0.1% of the portfolio.*, **

Outlook

All eyes will remain on the Fed in the coming months, as the central bank weighs the need to “normalize” interest rates against a backdrop of sluggish economic data and low inflation. Although the Fed has prepared market participants for a hike in the overnight lending rate, the timing and magnitude remain in question, as the Fed has reiterated its commitment to being “data dependent.” Historically, the yield curve has flattened in rising rate environments, but it remains to be seen how it plays out in this tightening cycle, given the Fed’s stance of rates being “lower for longer.” Muni yields generally track the direction of the Treasury market, but the supply and demand dynamic will remain an important driver. Supply has been robust due to issuers refinancing their debt, but issuance could decline as rates rise. Similarly, demand may wane, as investors often become nervous in periods of rising rates and exit bond funds. In addition, we believe muni market participants will be paying close attention to potential regulatory reform as well the ongoing credit problems in Puerto Rico and Chicago.*

Against this backdrop, we will continue to focus on high-quality bonds, such as GO bonds and essential service revenue bonds, and a target maturity range of seven to 10 years. We believe this portion of the yield curve should provide attractive yields without being as susceptible to interest rate risk as other areas of the curve. In addition, we will take advantage of any opportunities stemming from a disruption in the supply/demand dynamic or a widening of credit spreads (the difference in yield between higher-quality and lower-quality munis of similar maturity).

*     The composition of the Fund’s portfolio is subject to change.

**  The above credit quality ratings are derived from the underlying securities of the portfolio, and are rated by Moody’s. If a ratings from Moody’s is unavailable, S&P’s rating is used. If neither Moody’s or S&P ratings are available, Fitch’s rating is used.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Index Description

The performance of the Intermediate Tax-Free Bond Fund is measured against the Barclays U.S. Municipal Bond Index, an unmanaged index that covers the USD-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/15	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	0.85%	2.40%	3.55%
A Shares (with 2.00% load)[1]	-1.15%	2.00%	3.34%
Investor Shares[1]	0.84%	2.26%	3.48%
Institutional Shares[1]	1.11%	2.52%	3.75%
Barclays U.S. Municipal
Bond Index	2.52%	3.96%	4.49%
Lipper Intermediate Municipal
Debt Funds Average[2]	0.74%	2.78%	3.46%

Expense Ratio
			Gross
A Shares			1.16%
Investor Shares			1.31%
Institutional Shares			1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2015.

The above expense ratios are from the Funds’ prospectus dated December 31, 2014 (as supplemented September 1, 2015). Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2015 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Short-Term Income Fund

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity of three years or less.

For the 12-month period ended August 31, 2015, the Short-Term Income Fund A Shares (at NAV) posted a total return of 0.72%; the Institutional Shares posted a total return of 0.97%; and the Investor Shares returned 0.71%. The Fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Index posted a total return of 1.32%.

Market Conditions

The fiscal year began on a cautious note, as investors generally expected interest rates to climb higher in response to modestly improving U.S. economic data and the scheduled October 2014 conclusion of the Federal Reserve’s (the Fed’s) quantitative easing program. Instead, continued-low inflation and healthy demand for U.S. fixed-income securities helped drive down longer-term interest rates, which led to positive overall performance for the broad U.S. investment-grade bond market, even as volatility mounted in the second half of the reporting period.

Bonds generally rallied during the first five months of the fiscal year, largely due to non-traditional factors rather than U.S. economic and market fundamentals. Specifically, global divergence of economic growth and monetary policy played a significant role. The U.S. economy remained among the healthiest on the global stage, while the Fed remained the only major central bank scaling back its stimulus efforts. The relatively low yields available on non-U.S. bonds—particularly in Europe and Japan, where central banks pursued aggressive stimulus programs—versus U.S. bonds enhanced the attractiveness of the U.S. fixed-income market. This backdrop boosted demand for U.S. securities and helped push longer-maturity yields lower. Meanwhile, a dramatic plunge in oil prices helped keep inflation muted, which also helped drive down yields on longer-maturity bonds.

Beginning in February 2015, market volatility surfaced and generally continued through the rest of the reporting period. Much of the unrest stemmed from market speculation surrounding an increase in the federal funds rate target from its near-zero level (where it’s been since 2008). Most investors expected modest gains in economic data would prompt the Fed to begin tightening during 2015, and interest rates ticked higher in response. Furthermore, a broad sell off among European bonds, Greece’s debt default, and a global market meltdown in response to slowing growth in China weighed on the U.S. bond market late in the period.

In this environment, higher-quality and longer-duration securities generally outperformed lower-quality and shorter-duration securities. The yield curve flattened, as longer-term yields declined overall and yields at the short end of the curve increased in anticipation of the Fed raising the federal funds rate target for the first time in nine years.

Fund Strategy

In anticipation of a gradually rising interest rate environment, triggered by modestly improving economic data and the conclusion of the Fed’s massive bond-buying program, we maintained a shorter-than-benchmark duration. This strategy contributed to the Fund’s relative underperformance, as the steepness of the yield curve more than offset rising short-term interest rates during the period.*

We continued to focus on higher quality, relatively liquid securities, including Treasury and other government-related securities, mortgage-backed securities (MBS), and, to a lesser extent, high-credit-quality corporate bonds. Overall, effective security selection within the MBS sector contributed to Fund performance, primarily due to the yield advantages of MBS versus Treasuries. Maintaining an underweight position relative to the benchmark in corporate bonds also contributed to performance, as these securities generally declined, particularly in the second half of the period. In our view, prices among investment-grade corporate bonds appeared elevated, limiting their potential rewards relative to their prevailing risks. Overall, corporate bond issuance was strong, but demand weakened in the second half of the period due to rate-hike speculation and investor preferences for higher-quality securities. In addition, an increase in shareholder-friendly actions among corporations and slight weakening of corporate balance sheets led to a widening of credit spreads (an increase in the yield difference between corporate bonds and Treasuries of similar maturity), which also hampered returns.*

As of August 31, 2015, 40% of the Fund’s assets was invested in mortgage securities, 38% was in U.S. Treasury securities, 10% was in corporate bonds, 5% was in agency securities, and 5% was in asset-backed securities. The Fund’s average maturity was 2.01 years on August 31, 2015.*

Outlook

Although longer-term interest rates declined overall for the 12-month period, they ended the fiscal year on an upward trend. We believe this trend will continue and rates will slowly increase and return to more “normal” levels. Meanwhile shorter-term rates should continue to head upward as the Fed moves closer to tightening monetary policy. This should lead to a flatter yield curve, as rates at the short end increase at a faster pace in response to Fed rate hikes. Accordingly, we expect to maintain a relatively short duration.

Overall, we seek to hold securities that provide yields commensurate with their risks, while still maintaining significant liquidity in order to take advantage of any attractive buying opportunities. Despite modest spread widening, we continue to believe corporate bonds are overpriced, and we expect to maintain an underweight position, waiting for better buying opportunities. Meanwhile, we will continue to focus on higher-yielding liquid assets, such as agency MBS and shorter-duration, high-quality commercial MBS to boost yield without compromising credit quality or liquidity.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Short-Term Income Fund

Index Description

The performance of the Short-Term Income Fund is measured against the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/15	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	0.72%	2.45%	2.69%
A Shares (with 2.00% load)[1]	-1.33%	2.04%	2.48%
Investor Shares[1]	0.71%	2.43%	2.68%
Institutional Shares[1]	0.97%	2.68%	2.93%
BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	1.32%	1.66%	3.36%
Lipper Short Investment Grade Debt Funds Average[2]	0.21%	1.47%	2.61%

Expense Ratio
Gross
A Shares	1.14%
Investor Shares	1.29%
Institutional Shares	1.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2015.

The above expense ratios are from the Funds’ prospectus dated December 31, 2014 (as supplemented September 1, 2015). Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2015 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Intermediate Bond Fund

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2015, the Intermediate Bond Fund A Shares (at NAV) posted a total return of 0.99%; the Institutional Shares posted a total return of 1.24%; and the Investor Shares returned 1.04%. The Fund’s benchmark, the Barclays U.S. Intermediate Aggregate Bond Index, showed total return of 1.88%.

Market Conditions

The fiscal year began on a cautious note, as investors generally expected interest rates to climb higher in response to modestly improving U.S. economic data and the scheduled October 2014 conclusion of the Federal Reserve’s (the Fed’s) quantitative easing program. Instead, continued-low inflation and healthy demand for U.S. fixed-income securities helped drive down longer-term interest rates, which led to positive overall performance for the broad U.S. investment-grade bond market, even as volatility mounted in the second half of the reporting period.

Bonds generally rallied during the first five months of the fiscal year, largely due to non-traditional factors rather than U.S. economic and market fundamentals. Specifically, global divergence of economic growth and monetary policy played a significant role. The U.S. economy remained among the healthiest on the global stage, while the Fed remained the only major central bank scaling back its stimulus efforts. The relatively low yields available on non-U.S. bonds—particularly in Europe and Japan, where central banks pursued aggressive stimulus programs—versus U.S. bonds enhanced the attractiveness of the U.S. fixed-income market. This backdrop boosted demand for U.S. securities and helped push longer-maturity yields lower. Meanwhile, a dramatic plunge in oil prices helped keep inflation muted, which also helped drive down yields on longer-maturity bonds.

Beginning in February 2015, market volatility surfaced and generally continued through the rest of the reporting period. Much of the unrest stemmed from market speculation surrounding an increase in the federal funds rate target from its near-zero level (where it’s been since 2008). Most investors expected modest gains in economic data would prompt the Fed to begin tightening during 2015, and interest rates ticked higher in response. Furthermore, a broad sell-off among European bonds, Greece’s debt default, and a global market meltdown in response to slowing growth in China weighed on the U.S. bond market late in the period.

In this environment, higher-quality and longer-duration securities generally outperformed lower-quality and shorter-duration securities for the 12-month period. The yield curve flattened, as longer-term yields declined overall and yields at the short end of the curve increased in anticipation of the Fed raising the federal funds rate target for the first time in nine years.

Fund Strategy

In anticipation of a gradually rising interest rate environment, triggered by modestly improving economic data and the conclusion of the Fed’s massive bond-buying program, we maintained a shorter-than-benchmark duration. This strategy detracted from performance, as intermediate-term interest rates declined for the 12-month period.*

In terms of portfolio holdings, we continued to focus on higher quality, relatively liquid securities, including Treasury and other government-related securities, mortgage-backed securities (MBS), and, to a lesser extent, high-credit-quality corporate bonds. Overall, effective security selection within the MBS sector contributed to Fund performance, primarily due to the yield advantages of MBS versus Treasuries. Maintaining an underweight position relative to the benchmark in corporate bonds also contributed to performance, as these securities generally declined, particularly in the second half of the period. In our view, prices among investment-grade corporate bonds appeared elevated, limiting their potential rewards relative to their prevailing risks. Overall, corporate bond issuance was strong, but demand weakened in the second half of the period due to rate-hike speculation and investor preferences for higher-quality securities. In addition, an increase in shareholder-friendly actions among corporations and slight weakening of corporate balance sheets led to a widening of credit spreads (an increase in the yield difference between corporate bonds and Treasuries of similar maturity), which also hampered returns.*

As of August 31, 2015, 41% of the Fund’s assets was invested in U.S. Treasury securities, 37% was in mortgage securities, 9% was in corporate bonds, 5% was in agency securities, and 5% was in asset-backed securities. The Fund’s average maturity was 4.53 years on August 31, 2015.*

Outlook

Although longer-term interest rates declined overall for the 12-month period, they ended the fiscal year on an upward trend. We believe this trend will continue and rates will slowly increase and return to more “normal” levels. Meanwhile shorter-term rates should continue to head upward as the Fed moves closer to tightening monetary policy. This should lead to a flatter yield curve, as rates at the short end increase at a faster pace in response to Fed rate hikes. Accordingly, we expect to maintain a relatively short duration.

Overall, we seek to hold securities that provide yields commensurate with their risks, while still maintaining significant liquidity in order to take advantage of any attractive buying opportunities. Despite modest spread widening, we continue to believe corporate bonds are overpriced, and we expect to maintain an underweight position, waiting for better buying opportunities. Meanwhile, we will continue to focus on higher-yielding liquid assets, such as agency MBS and shorter-duration, high-quality commercial MBS to boost yield without compromising credit quality or liquidity.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Bond Fund

Index Description

The performance of the Intermediate Bond Fund is measured against the Barclays U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/15	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	0.99%	4.76%	4.08%
A Shares (with 2.00% load)[1]	-1.08%	4.34%	3.87%
Investor Shares[1]	1.04%	4.75%	4.07%
Institutional Shares[1]	1.24%	5.00%	4.34%
Barclays U.S. Intermediate Aggregate Bond Index	1.88%	2.59%	4.23%
Lipper Short-Intermediate Investment Grade Debt Funds Average[2]	0.34%	2.14%	3.41%

Expense Ratio
Gross
A Shares	1.34%
Investor Shares	1.49%
Institutional Shares	1.24%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2015.

The above expense ratios are from the Funds’ prospectus dated December 31, 2014 (as supplemented September 1, 2015). Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2015 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Bond Fund

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest only in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity of three years or more and, generally, of no longer than ten years.

For the 12-month period ended August 31, 2015, the Bond Fund A Shares (at NAV) posted a total return of 1.42%; the Institutional Shares posted a total return of 1.68%; and the Investor Shares returned 1.61%. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, showed a total return of 1.55%.

Market Conditions

The fiscal year began on a cautious note, as investors generally expected interest rates to climb higher in response to modestly improving U.S. economic data and the scheduled October 2014 conclusion of the Federal Reserve’s (the Fed’s) quantitative easing program. Instead, continued-low inflation and healthy demand for U.S. fixed-income securities helped drive down longer-term interest rates, which led to positive overall performance for the broad U.S. investment-grade bond market, even as volatility mounted in the second half of the reporting period.

Bonds generally rallied during the first five months of the fiscal year, largely due to non-traditional factors rather than U.S. economic and market fundamentals. Specifically, global divergence of economic growth and monetary policy played a significant role. The U.S. economy remained among the healthiest on the global stage, while the Fed remained the only major central bank scaling back its stimulus efforts. The relatively low yields available on non-U.S. bonds—particularly in Europe and Japan, where central banks pursued aggressive stimulus programs—versus U.S. bonds enhanced the attractiveness of the U.S. fixed-income market. This backdrop boosted demand for U.S. securities and helped push longer-maturity yields lower. Meanwhile, a dramatic plunge in oil prices helped keep inflation muted, which also helped drive down yields on longer-maturity bonds.

Beginning in February 2015, market volatility surfaced and generally continued through the rest of the reporting period. Much of the unrest stemmed from market speculation surrounding an increase in the federal funds rate target from its near-zero level (where it’s been since 2008). Most investors expected modest gains in economic data would prompt the Fed to begin tightening during 2015, and interest rates ticked higher in response. Furthermore, a broad sell-off among European bonds, Greece’s debt default, and a global market meltdown in response to slowing growth in China weighed on the U.S. bond market late in the period.

In this environment, higher-quality and longer-duration securities generally outperformed lower-quality and shorter-duration securities for the 12-month period. The yield curve flattened, as longer-term yields declined overall and yields at the short end of the curve increased in anticipation of the Fed raising the federal funds rate target for the first time in nine years.

Fund Strategy

In anticipation of a gradually rising interest rate environment, triggered by modestly improving economic data and the conclusion of the Fed’s massive bond-buying program, we maintained a shorter-than-benchmark duration. This strategy detracted from performance, as longer-term interest rates declined for the 12-month period.*

We continued to focus on higher quality, relatively liquid securities, including Treasury and other government-related securities, MBS, and, to a lesser extent, high-credit-quality corporate bonds. Overall, security selection within the MBS sector contributed to performance, primarily due to the yield advantages of MBS versus Treasuries. Maintaining an underweight position in corporate bonds also aided performance, as these securities generally declined, particularly in the second half of the period. In our view, prices among investment-grade corporate bonds appeared elevated, limiting their potential rewards relative to their prevailing risks. Overall, corporate bond issuance was strong, but demand weakened in the second half of the period due to rate-hike speculation and investor preferences for higher-quality securities. In addition, an increase in shareholder-friendly actions among corporations and slightly weaker corporate balance sheets led to a widening of credit spreads (an increase in the yield difference between corporate bonds and Treasuries of similar maturity), which also hampered returns.*

As of August 31, 2015, 45% of the Fund’s assets was invested in U.S. Treasury securities, 43% was in mortgage securities, 5% was in agency securities, 5% was in corporate bonds, and 2% was in asset-backed securities. Overall, the Fund’s average credit quality remained high, ending the 12-month period with an average AA rating. The Fund’s average maturity was 6.61 years on August 31, 2015.*

Outlook

Although longer-term interest rates declined overall for the 12-month period, they ended the fiscal year on an upward trend. We believe this trend will continue and rates will slowly increase and return to more “normal” levels. Meanwhile shorter-term rates should continue to head upward as the Fed gets closer to tightening. This should lead to a flatter yield curve, as rates at the short end increase at a faster pace in response to Fed rate hikes. Accordingly, we expect to maintain a relatively short duration.

Overall, we seek to hold securities that provide yields commensurate with their risks, while still maintaining significant liquidity in order to take advantage of any attractive buying opportunities. Despite modest spread widening, we continue to believe corporate bonds are overpriced, and we expect to maintain an underweight position, waiting for better buying opportunities. Meanwhile, we will continue to focus on agency MBS and shorter-duration, high-quality commercial MBS to boost yield without compromising credit quality or liquidity.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Bond Fund

Index Description

The performance of the Bond Fund is measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index that covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/15	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	1.42%	4.11%	4.13%
A Shares (with 2.00% load)[1]	-0.65%	3.70%	3.92%
Investor Shares[1]	1.61%	4.10%	4.13%
Institutional Shares[1]	1.68%	4.33%	4.36%
Barclays U.S. Aggregate Bond Index	1.55%	2.98%	4.46%
Lipper Core Bond Funds Average[2]	0.56%	3.04%	4.00%

Expense Ratio
Gross
A Shares	1.21%
Investor Shares	1.36%
Institutional Shares	1.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2015.

The above expense ratios are from the Funds’ prospectus dated December 31, 2014 (as supplemented September 1, 2015). Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2015 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Balanced Fund

Fund Goal

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

For the 12-month period ended August 31, 2015, the Balanced Fund A Shares (at NAV) posted a total return of 0.32%; the C Shares (at NAV) returned -0.10%1; the Institutional Shares returned 0.63%; and the Investor Shares returned 0.59%. The Fund’s benchmarks, the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index, returned 0.40% and 1.55%, respectively.

Market Conditions

U.S. stocks generally overcame sharp bouts of volatility to advance for the 12-month period. Early on, a confluence of events, from Ebola fears, to unrest in the Middle East, to a sharp decline in oil prices, helped spark stock volatility. But positive influences, including modestly improving economic data and robust corporate earnings growth, generally won over equity investors. Market volatility gathered steam in the second half of the period, much of it triggered by uneven economic data, uncertainty surrounding the Federal Reserve’s (the Fed’s) plan for tightening monetary policy, Greece’s debt crisis and eventual default, and a steep slowdown in China’s economic growth rate.

For bond investors, the fiscal year began on a cautious note, as investors generally expected interest rates to climb higher in response to modestly improving U.S. economic data and the scheduled October 2014 conclusion of the Fed’s quantitative easing (QE) program. Instead, continued-low inflation and healthy demand for U.S. fixed-income securities helped drive down longer-term interest rates, which led to positive overall performance for the broad U.S. investment-grade bond market, even as volatility mounted in the second half of the reporting period.

On the global stage, the U.S. remained an economic bright spot compared with other developed nations, and the Fed remained the only major central bank scaling back its stimulus programs. This global divergence, combined with mixed economic data, pushed out expectations regarding the timing of the first Fed rate hike since 2006. Although the Fed’s near-zero short-term interest rate policy (in place since 2008) generally supported stocks and bonds, the uncertainty surrounding the timing and magnitude of rate “normalization” contributed to unrest in the financial markets.

Fund Strategy

We continued to emphasize equities, which represented approximately 55% of the Fund’s portfolio at the end of the 12-month period, unchanged from the end of August 2014. Fixed-income securities represented approximately 43% of the portfolio, also unchanged from August 2014. The remainder of the Fund was invested in cash.*

Within the equity portfolio, we continued to invest in domestic and international styles, which posted mixed performance. U.S. stocks generally outperformed non-U.S. developed and emerging markets stocks, which declined. Within the U.S. market, large-cap stocks outpaced mid- and small-cap stocks, and growth stocks sharply outperformed value stocks across the capitalization spectrum.

We made modest changes to the equity style allocations, largely due to profit taking following strong performance results. At the end of August 2015, large-cap core stocks comprised the majority of the equity portfolio, with approximately 47% invested in the strategy. Mid-cap stocks comprised 24% of the portfolio, while 9% was invested in large-cap value, 9% was invested in large-cap growth, and 11% was invested in core international and emerging market stocks. This compares with the end of August 2014, when approximately 61% was invested in large-cap core stocks, 14% was invested in mid cap, 8% was invested in large-cap value, 7% was invested in large-cap growth, and 10% was invested in non-U.S. stocks.*

Within the Fund’s fixed income portfolio, our duration (price sensitivity to interest rate changes) strategy was a key factor. Anticipating a gradually rising interest rate environment, triggered primarily by the Fed’s tapering of QE and modestly improving economic data, we maintained a shorter-than-benchmark duration. This strategy detracted from performance, as longer-term interest rates continued to decline overall.*

The portfolio remained focused on higher-quality, relatively liquid securities, including Treasury and other government-related securities, mortgage-backed securities (MBS), and, to a lesser extent, high-credit-quality corporate bonds. Overall, security selection within the MBS sector contributed to positive performance, primarily due to the yield advantages of MBS versus Treasuries. Maintaining an underweight position in corporate bonds also contributed, as these securities generally declined, particularly in the second half of the period. In our view, prices among investment-grade corporate bonds appeared elevated, limiting their potential rewards relative to their risks. Overall, corporate bond issuance was strong, but demand weakened in the second half of the period due to rate-hike speculation and investor preferences for higher-quality securities. In addition, an increase in shareholder-friendly actions among corporations and slightly weaker corporate balance sheets led to a widening of credit spreads (an increase in the yield difference between corporate bonds and Treasuries of similar maturity), which also hampered returns.*

Outlook

We remain optimistic about the prospects for the U.S. and global economies, but we do not expect 2015 to be as prosperous a year as the prior two. We believe earnings results will represent the key to performance. We will maintain our diversified approach to stocks, which we believe is a prudent strategy regardless of the economic and global backdrops.

Although longer-term interest rates declined overall for the 12-month period, they ended the fiscal year on an upward trend. We believe this trend will continue and rates will slowly increase and return to more “normal” levels. Accordingly, we expect to maintain a relatively short duration in the Fund’s bond portfolio. We will also continue to focus on securities we believe provide yields commensurate with their risks, while still maintaining significant liquidity to take advantage of attractive buying opportunities.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Balanced Fund

Index Description

The performance of the Balanced Fund is measured against the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index. The Russell 1000® Index, which measures the performance of the large-cap segment of the U.S. equity universe, is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/15	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	0.32%	9.03%	5.55%
A Shares (with 3.00% load)[1]	-3.20%	8.27%	5.17%
C Shares[1]	-0.10%	8.95%	5.51%
Investor Shares[1]	0.59%	9.10%	5.58%
Institutional Shares[1]	0.63%	9.32%	5.85%
Russell 1000® Index	0.40%	16.07%	7.35%
Barclays U.S. Aggregate Bond Index	1.55%	2.98%	4.46%
Lipper Mixed-Asset Target Allocation Moderate Funds Average[2]	-3.25%	7.72%	4.80%

Expense Ratio
Gross
A Shares	1.45%
C Shares	2.35%
Investor Shares	1.60%
Institutional Shares	1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2015.

The above expense ratios are from the Funds’ prospectus dated December 31, 2014 (as supplemented September 1, 2015). Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2015 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005, May 2, 2011 and December 31, 2014 for the Institutional Shares, A Shares and C Shares, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, and C Shares bear a 12b-1 fee of 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional, A Shares and C Shares of the Fund been offered for periods prior to December 29, 2005, May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill U.S. Large Cap Equity Fund

Fund Goal

We seek to provide long-term capital appreciation, net of taxes, by investing in a diversified portfolio of large-cap domestic stocks that mirror the capitalization profile of the Russell 1000® Index and exhibit strong, sustainable earnings and revenue growth prospects, an understandable business model, and limited exposure to cyclical earnings. In pursuing this objective, we employ various investment practices designed to reduce taxable distributions to shareholders.

For the 12-month period ended August 31, 2015, the U.S. Large Cap Equity Fund A Shares (at NAV) posted a total return of 0.42%; the C Shares (at NAV) returned -0.09%1; the Institutional Shares returned 0.65%; and the Investor Shares returned 0.52%. The Fund’s benchmark, the Russell 1000® Index returned 0.40%.

Market Conditions

U.S. stocks generally overcame sharp bouts of volatility to eke out a fractional gain for the 12-month period. Early on, a confluence of events, from Ebola fears, to unrest in the Middle East, to a sharp decline in oil prices, helped spark volatility. But positive economic influences and corporate earnings growth generally won over. In addition, even though the Federal Reserve (the Fed) ended its quantitative easing program in October 2014, U.S. interest rates continued to decline, providing further support for the stock market. On the global stage, the U.S. remained an economic bright spot, and the Fed remained the only major central bank scaling back its stimulus programs.

Market volatility gathered steam in the second half of the period, much of it triggered by uneven economic data, uncertainty surrounding the Fed’s plan for tightening monetary policy, Greece’s debt crisis and eventual default, and a steep slowdown in China’s economic growth rate. On a positive note, the U.S. economy rebounded from a weak first quarter, and inflation remained relatively tame. Although lower oil prices remained a tailwind to the overall U.S. economy, certain regional economies (such as Oklahoma) experienced negative fallout. These mixed data, combined with continuing economic divergence between the U.S. and other regions, pushed out market consensus regarding the timing of the first Fed rate hike since 2006. Although the Fed’s near-zero short-term interest rate policy (in place since 2008) generally supported stocks, uncertainty surrounding the timing of rate “normalization” contributed to the market volatility.

Fund Strategy

Our strategy is to find companies capable of gaining market share compared with their peers. We believe over time such companies should grow earnings and improve returns relative to their peers.

From a sector standpoint, our investments in the industrials, consumer staples, and consumer discretionary sectors contributed to performance. In industrials, our investments in less-cyclical businesses aided results, as the slowdown in China negatively influenced most cyclical stocks. In addition, several of the Fund’s industrial companies made acquisitions during the year, which we believe will enhance their ability to grow earnings over the long term. In the consumer sectors, our focus on healthy living and branded products contributed to performance.*

Our investments in materials and financials detracted from performance. In the materials space, chemical companies detracted from results, as lower oil prices weighed on earnings expectations. We believe our holdings are attractive long-term positions, and we continue to look for opportunities to increase exposure. In financials, rates remained historically low, which stifled financial companies’ earnings. Earlier in the year, investors expected a rate hike in 2015, and shares of financial stocks began reflecting higher, more-profitable interest rates and spreads. The rate hike never came, and performance in the financials sector suffered.*

The oil shock of the second half of 2014 continued to affect global growth. For the U.S., the benefit to the U.S. consumer appeared to outweigh the decline in oil and gas employment associated with the North American energy renaissance. However, the decline in U.S. prices slowed the growth of many emerging economies that thrive on energy exports to balance their fiscal budgets.

Given this uncertainty, we focused on companies poised to benefit from a stronger U.S. consumer. The Fund ended the period with an overweight position in consumer discretionary, given our belief that retail and branded consumer durables will benefit from increased consumer spending on products other than gasoline. Additionally, we increased the Fund’s exposure to health care and technology. Spending on health care is less economically sensitive, and we believe technology continues to have above-market growth potential. We also maintained overweight positions in domestically focused industrial stocks and select internet/ social media opportunities.*

The Fund ended the fiscal year with underweight positions in utilities and telecommunication services, sectors we believe are close to fair value, and in the energy sector. We believe the global over-supply of commodities has created a surplus as developing economies struggle with lower prices for their commodity exports. Although energy stocks appeared to be bottoming, their cyclicality and our focus on consistent earnings caused us to underweight this sector.*

Outlook

We remain optimistic about the longer-term prospects for the U.S. and global economies. Global consumers will benefit from lower commodity prices, and most central banks around the world remain accommodative. By many measures, we believe equity valuations are fair following the August sell-off. Accordingly, we believe earnings results will drive performance. We continue to find market share-gaining companies in several sectors of the economy that we believe will experience little to no negative effects from lower oil prices. These include companies in the health care and consumer sectors that should receive a boost from lower oil prices, a stronger U.S. dollar, and cheaper imports.

Overall, we will continue to seek companies with durable franchises and opportunities to grow even in times of uncertainty. We believe we have positioned the portfolio to endure and thrive in the current environment of uncertainty and higher volatility.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill U.S. Large Cap Equity Fund

Index Description

The U.S. Large Cap Equity Fund is measured against the Russell 1000® Index, an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.
Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/15	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	0.42%	12.59%	6.52%
A Shares (with 3.00% load)[1]	-3.11%	11.80%	6.14%
C Shares[1]	-0.09%	12.46%	6.46%
Investor Shares[1]	0.52%	12.60%	6.53%
Institutional Shares[1]	0.65%	12.86%	6.78%
Russell 1000® Index	0.40%	16.07%	7.35%
Lipper Large-Cap Core Funds Average[2]	-0.93%	14.38%	6.44%

Expense Ratio
Gross
A Shares	1.29%
C Shares	2.19%
Investor Shares	1.44%
Institutional Shares	1.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2015.

The above expense ratios are from the Funds’ prospectus dated December 31, 2014 (as supplemented September 1, 2015). Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2015 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005, May 2, 2011 and December 31, 2014 for the Institutional Shares, A Shares and C Shares, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, and C Shares bear a 12b-1 fee of 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional, A Shares and C Shares of the Fund been offered for periods prior to December 29, 2005, May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Opportunistic Fund

Fund Goal
We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), master limited partnerships (MLPs), fixed income securities, preferred stocks, ETFs (exchange traded funds, which may include leveraged and inverse ETFs), options, commodities, and money market funds. The Fund’s management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/return profiles and a favorable margin of safety.

For the 12-month period ended August 31, 2015, the Opportunistic Fund’s A Shares (at NAV) posted a total return of 1.34%; the C Shares (at NAV) returned 0.91%1; the Institutional Shares posted a total return of 1.55%, and the Investor Shares returned 1.35%. The Fund’s benchmarks, the S&P 500 Index and the HFRX Equity Hedge Index, posted total returns of 0.48% and -1.00%, respectively.

The Fund’s outperformance primarily was due to our active management of stock market exposure and active stock selection. Compared with the HFRX Equity Hedge Index, the Fund tactically modulated its equity exposure at opportune times and benefited from active stock selection. Relative to the S&P 500 Index, the Fund outperformed primarily due to sector allocation, international market exposure, currency swings, and merger arbitrage.

Fund Strategy

During the year, the Fund’s net equity exposure shifted dramatically due to the improving economy and the foreseen market volatility associated with an anticipated Federal Reserve (Fed) interest-rate hike. We also concentrated the Fund’s holdings, taking advantage of value dislocations created by market volatility to focus on our highest-conviction stocks.*

We typically look for opportunities to lower our equity market correlation in times of market stress. Accordingly, the Fund benefitted from short currency positions in the euro and the yen. Similarly, we lowered correlation to the U.S. markets via equity exposure in Japan and Europe. Several merger arbitrage ideas provided stability and positive returns for the Fund in a volatile market. This was a major contributor to the Fund’s high turnover rate, because these ideas typically have short investment horizons.

The Fund’s overweight position in the consumer discretionary sector aided performance, as lower energy prices left consumers with more disposable income. Also, outsized exposure to industrial stocks helped results, as did stock selection in the materials sector. Meanwhile, energy holdings detracted as oil prices fell significantly. Also, certain health care holdings with exposure to the biotech industry suffered from strong market volatility.*

We believe attractive investment opportunities often arise from situations in which Wall Street research is either non-existent or inadequate. We rely on our own thorough, in-depth, bottom-up research and evaluation process to uncover attractive opportunities. We also modulate the level of exposure to risk assets based on our ability to find opportunities. This can result in significant fluctuations of the Fund’s net exposure to risk assets over time.*

We use ETFs to hedge the Fund’s long positions, and we may use options on indices or ETFs to hedge a portion of the portfolio. When opportunities are scarce, we also may increase cash to lower our net market exposure. We track and modulate the Fund’s stock market exposure based on our view of market conditions and the prevalence of attractive investment opportunities. We measure stock market exposure as being our investment in equities and equity-like instruments less the effect of hedging instruments. Options contracts are not included in this calculation.*

Through this modulation, we attempt to minimize the influence of market corrections on the portfolio. We believe our ability to modulate our net equity exposure helps to mitigate losses in a declining market, and we will reduce equity exposure should conditions deteriorate. Our expectations for an uptick in market volatility caused us to lower our net equity exposure to approximately 50% during the period, versus approximately 80% at the start of the fiscal year. Early in the year, we expected the Fed to start raising short-term interest rates before the end of June. But weak first-quarter gross domestic product** pushed back the inevitable cycle of higher short-term rates. By the end of August, market consensus expected the Fed to start raising rates before calendar year-end.

We increased the Fund’s exposure to the health care sector, largely due to the recent U.S. Supreme Court ruling in favor of the Affordable Care Act. We also believe the Fund is positioned to benefit from the wave of mergers-and-acquisitions (M&A) activity in the biopharmaceutical industry, a trend we believe should continue as funding costs remain low into 2016.*

M&A also remained rampant in the cable/ media, information technology, and consumer goods sectors. We hedge a portion of downside risk through merger arbitrage ideas, where generally a company already has signed a definitive agreement to be acquired in an all-cash transaction. Approximately 10% of the Fund provided this type of protection at fiscal year-end, and it was a material contributor to turnover. We always look for “special situations,” which may involve a management overhaul of a company, smaller cap stocks that have little-to-no Wall Street analyst coverage, or a compelling niche product/brand/service that we believe will soon garner greater investor attention. Approximately 12% to 14% of the Fund fit this definition at fiscal year-end.*

We continued to own shorter duration (less price sensitivity to interest rate changes) bonds and convertible debt securities. Credit spreads are beginning to widen further, creating the potential for additional exposure going forward.*

Outlook

We generally remain optimistic about the long-term prospects for the U.S. and global economies, but as we expected entering the year, 2015 will not be as prosperous as the prior few years. Dysfunction in Washington D.C., a Fed policy that still anticipates low rates well into 2016, and slower earnings growth remain issues with investors. The U.S. economy is showing some healthy signs, and inflation remains nonexistent. We will continue to diligently monitor market conditions, and we will reduce the Fund’s net equity exposure should the outlook deteriorate.

*	The composition of the Fund’s portfolio is subject to change.

**	The Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Opportunistic Fund

Index Description

The S&P 500 Index is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

International investing involves increased risk and volatility.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.
Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
		Since
		Inception
For the periods ended 8/31/15	1 Year	(9/1/2011)
A Shares (at NAV)	1.34%	11.58%
A Shares (with 3.50% load)	-2.18%	10.60%
C Shares[1]	0.91%	11.38%
Investor Shares	1.35%	11.50%
Institutional Shares	1.55%	11.86%
S&P 500 Index	0.48%	15.58%
HFRX Equity Hedge Index	-1.00%	2.53%
Lipper Absolute Return Funds Average[2]	-2.38%	2.23%

Expense Ratio
Gross
A Shares	1.85%
C Shares	2.75%
Investor Shares	2.00%
Institutional Shares	1.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2015.

The above expense ratios are from the Funds’ prospectus dated December 31, 2014 (as supplemented September 1, 2015). Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2015 can be found in the Financial Highlights.

Certain returns shown include monies received by the Fund in respect to one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 31, 2014 for the C Shares. Unlike Investor Shares, which bear a 12b-1 fee of 0.25%, C Shares bear a 12b-1 fee of 1.00%. This difference is reflected in the performance information. Accordingly, had the C Shares of the Fund been offered for periods prior to December 31, 2014, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from August 31, 2011.

The Cavanal Hill World Energy Fund

Fund Goal
We seek to provide growth and income by primarily investing net assets in a wide range of energy related financial instruments issued in the U.S. and markets around the world.

For the 12-month period ended August 31, 2015, the World Energy Fund’s A Shares (at NAV) posted a total return of -25.07%; the C Shares (at NAV) returned -25.68%; the Institutional Shares posted a total return of -24.96% and the Investor Shares returned -25.17%. The Fund’s benchmarks, the S&P 500 Index and the MSCI World Energy Index returned 0.48% and -32.89%, respectively.

The Fund’s underperformance relative to the S&P 500 Index was due to the Fund’s concentration in the underperforming energy sector versus the S&P’s broad sector and industry exposure. The energy sector was the weakest of the S&P 500’s 10 sectors during the 12-month period. The Fund’s outperformance relative to the MSCI World Energy Index primarily was due to our defensive positioning following the November 2014 OPEC decision not to cut production quotas. This decision resulted in a substantial decline in the price of oil, which drove down stocks in the oil and gas industry. Global energy stocks plunged during the 12-month period, but generally not as much as oil prices. For example, WTI crude prices declined 49% during the 12-month period, while Brent oil declined 53%. Similarly, natural gas declined 34%. Stock movements generally reflect expectations for longer-term commodity prices, which explains why energy stocks did not suffer as much as the underlying commodity prices.

Market Conditions

Investors remained concerned that a recovery in oil prices may take longer than previously expected, which prevented a rebound in energy stocks following the dramatic sell-off in the winter of 2014-2015. Supply remains the main inhibitor to the price recovery. For example, oil production in Saudi Arabia and Iraq has resulted in an OPEC oversupply of nearly 2 million barrels per day. Saudi Arabia, OPEC’s biggest member and the world’s largest oil exporter, wants to maintain OPEC’s higher production levels in an attempt to squeeze U.S. producers out of the market. In addition, investors are weighing the potential impact of more supply flooding the market in 2016 as a result of the Iranian nuclear deal. The lifting of sanctions on Iran could boost global supply from 500,000 barrels to 1 million barrels per day. Furthermore, despite the dramatic decline in U.S. rigs drilling for oil, production in the U.S. has been surprisingly resilient. We are now seeing signs of declining U.S. production, but the declines have been slow to materialize.

On a positive note, demand appeared to be growing at a faster rate than previously expected, despite a slowdown in China’s economy. In January, the International Energy Agency (IEA) projected demand would grow by 900,000 barrels per day. In its latest report, IEA forecasted daily demand growth of 1.7 million barrels per day for 2015.

Fund Strategy

The Fund has the flexibility to invest in a variety of instruments, including common stocks, fixed income securities, and master limited partnerships (MLPs). We allocate the Fund’s assets according to what we believe are the best opportunities based on our view of commodity prices and the relative attractiveness of the energy sector’s various subsectors.*

Early in the fiscal year, we reduced our exposure to stocks with higher correlations to crude oil prices, including exploration and production companies and energy services firms. These stocks declined throughout the fiscal year, and during the second half of the period we began reinvesting in these positions due to their attractive pricing. To fund these purchases, we used the Fund’s cash holdings and reduced its exposure to “less-risky” holdings, including fixed income, integrated oil companies, and utilities (power generation). Although oil markets remain oversupplied and a recovery will likely take time, we continue to find value in many oil-related stocks.*

In general, the flexibility and diversified exposure to the energy sector aided the Fund’s relative performance (versus the MSCI World Energy Index). We broadly define “energy” and the energy investment candidates for the Fund, including not only companies engaged in fossil fuel production, but also alternative energy providers, manufacturers of energy industry supplies, companies that transport energy products, and chemical companies benefiting from low-cost ethane, a building block for plastics manufacturing. We continued to increase the portfolio’s exposure to alternative energy sources, including wind and solar, where economics are improving beyond our expectations.*

Outlook

Despite increases in demand for oil, we expect the market will remain oversupplied unless OPEC cuts its production. Given this scenario, we do not expect a significant recovery in oil prices in the near term. Heading into 2016, we estimate the per-barrel price of oil will range from $50 to $70, moving toward the higher end of the range as the market comes more into balance via a combination of growing demand and waning supply, primarily as a result of production declines in U.S. shale wells.

The biggest source of global supply increases during the past five years has been the U.S. Following a massive (60%) cut in the oil rig count, which peaked at more than 1,600 rigs drilling for oil in October 2014 and fell to fewer than 680 as of the end of August 2015, supply in the U.S. is beginning to decline. A slowdown in drilling activity in the U.S. and elsewhere (Norway and Latin America) can get the market back into alignment from a supply/demand perspective. We expect overall oil production to turn negative on a year-over-year basis by the end of 2015 or early 2016.

Over the long term, we believe increasing demand for energy remains one of the great secular bull market stories of world economies. Underlying this trend are the 1.2 billion people without access to electricity or modern transportation alternatives. As these citizens improve their living standards, we believe there will be huge multi-year investment opportunities. We believe our flexible approach will provide diversified sources of return and help us deliver attractive long-term performance for our investors. However, over shorter time periods, the energy sector can be cyclical. We believe accumulating positions in energy-producing companies during cyclical downturns provides an opportunity for Fund shareholders to benefit when oil prices eventually recover and drive those stocks higher.

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill World Energy Fund

Index Description

The Fund has adopted the S&P 500 as a new broad-based index to simplify the performance presentation of the Fund. The S&P 500 Index is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the World Energy Fund is measured against the MSCI World Energy Index. The MSCI World Energy Index captures the large and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per GICS. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy.

International investing involves increased risk and volatility.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/15	1 Year	Since Inception (2/4/2014)
A Shares (at NAV)	-25.07%	-8.28%
A Shares (with 3.50% load)	-27.69%	-10.32%
C Shares (at NAV)	-25.68%	-9.00%
Investor Shares	-25.17%	-8.35%
Institutional Shares	-24.96%	-8.11%
S&P 500 Index	0.48%	10.01%
MSCI World Energy Index	-32.89%	-12.67%
Lipper Global Natural Resources Funds Average[1]	-33.00%	-16.04%

Expense Ratio
Gross
A Shares	1.26%
C Shares	2.16%
Investor Shares	1.41%
Institutional Shares	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2015.

The above expense ratios are from the Funds’ prospectus dated December 31, 2014 (as supplemented September 1, 2015). Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2015 can be found in the Financial Highlights.

[1]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from January 31, 2014.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities
August 31, 2015

		Cash
	U.S. Treasury	Management	Tax-Free Money
	Fund	Fund	Market Fund
Assets:
Investments, at cost	$936,481,182	$939,251,656	$244,913,718
Investments, at value	936,481,182	939,251,656	244,913,718
Repurchase agreements, at value/cost	515,800,000	590,000,000	—
Total Investments	1,452,281,182	1,529,251,656	244,913,718
Cash	58,346	—	74,384
Interest and dividends receivable	205,055	67,036	4,729
Receivable for capital shares reinvested	2	102	—
Receivable from fees waived or reimbursed	7,327	13,086	20,347
Prepaid expenses and other assets	22,085	87,976	8,314
Total Assets	1,452,573,997	1,529,419,856	245,021,492

Liabilities:
Distributions payable	6,401	10,437	—
Accrued expenses and other payables:
Investment advisory fees	—	—	—
Administration fees	4,606	35,150	—
Custodian fees	5,833	9,290	—
Fund accounting and compliance fees	7,286	—	1,161
Transfer agent fees	20,127	—	11,229
Shareholder servicing fees	—	—	74
Other accrued liabilities	101,863	—	7,683
Total Liabilities	146,116	54,877	20,147
Net Assets	$1,452,427,881	$1,529,364,979	$245,001,345

Composition of Net Assets:
Shares of beneficial interest, at par	$14,524	$15,301	$2,450
Additional paid-in capital	1,452,417,539	1,530,105,783	244,998,774
Accumulated net investment income/(distributions in excess of net investment income)	38	(491)	21
Accumulated net realized gain/(loss) from investment transactions	(4,220)	(755,614)	100
Net Assets	$1,452,427,881	$1,529,364,979	$245,001,345

Net Assets:
Administrative Shares	$1,299,328,236	$942,949,883	$1,777,704
Service Shares	42,966,285	—	—
Institutional Shares	110,133,360	583,050,570	22,387,095
Select Shares	—	—	220,826,292
Premier Shares	—	3,364,526	10,254
Total	$1,452,427,881	$1,529,364,979	$245,001,345

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	1,299,240,750	943,314,556	1,773,541
Service Shares	42,986,898	—	—
Institutional Shares	110,204,643	583,458,271	22,391,986
Select Shares	—	—	220,825,940
Premier Shares	—	3,364,528	10,259
Total	1,452,432,291	1,530,137,355	245,001,726

Net Asset Value, offering price & redemption price per share:
Administrative Shares	$1.00	$1.00	$1.00
Service Shares	$1.00	$—	$—
Institutional Shares	$1.00	$1.00	$1.00
Select Shares	$—	$—	$1.00
Premier Shares	$—	$1.00	$1.00

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Continued

August 31, 2015

	Intermediate
	Tax-Free Bond	Short-Term	Intermediate
	Fund	Income Fund	Bond Fund	Bond Fund
Assets:
Investments, at cost	$35,298,696	$155,502,146	$63,201,064	$109,828,079
Investments in affiliates, at cost	2,978,427	4,509,173	1,671,489	663,073
Total Investments, at cost	38,277,123	160,011,319	64,872,553	110,491,152
Investments, at value	37,147,948	152,468,055	60,918,002	107,575,744
Investments in affiliates, at value	2,978,427	4,509,173	1,671,489	663,073
Total Investments	40,126,375	156,977,228	62,589,491	108,238,817
Interest and dividends receivable	365,871	468,656	181,918	392,060
Receivable for capital shares issued	22,995	208,903	91,452	26,973
Receivable for capital shares reinvested	12,629	57,776	31,769	58,699
Receivable from Adviser	1,106	6,079	19,828	16,724
Receivable from fees waived or reimbursed	216	1,686	—	—
Prepaid expenses and other assets	23,547	23,358	18,845	17,765
Total Assets	40,552,739	157,743,686	62,933,303	108,751,038

Liabilities:
Distributions payable	68,165	135,303	50,032	196,736
Payable for capital shares redeemed	841	28,109	50,387	11,008
Accrued expenses and other payables:
Investment advisory fees	6,994	20,514	10,466	18,204
Administration fees	3,497	13,676	5,233	9,102
Distribution fees	1,379	11,320	7,094	1,978
Custodian fees	350	1,368	523	910
Fund accounting and compliance fees	200	775	305	531
Transfer agent fees	6,644	19,323	11,363	11,554
Shareholder servicing fees	196	—	1,373	637
Other accrued liabilities	1,390	9,891	3,442	5,364
Total Liabilities	89,656	240,279	140,218	256,024
Net Assets	$40,463,083	$157,503,407	$62,793,085	$108,495,014

Composition of Net Assets:
Shares of beneficial interest, at par	$36	$164	$60	$114
Additional paid-in capital	38,618,088	179,958,035	72,928,807	111,129,455
Accumulated net investment income/(distributions in excess of net investment income)	(3,621)	17,143	28,349	8,578
Accumulated net realized gain/(loss) from investment transactions	(672)	(19,437,844)	(7,881,069)	(390,798)
Net unrealized appreciation (depreciation) on investments	1,849,252	(3,034,091)	(2,283,062)	(2,252,335)
Net Assets	$40,463,083	$157,503,407	$62,793,085	$108,495,014

Net Assets:
Investor Shares	$4,608,977	$44,029,501	$17,009,290	$8,166,547
Institutional Shares	33,949,738	105,477,979	28,294,955	99,270,335
A Shares	1,904,368	7,995,927	17,488,840	1,058,132
Total	$40,463,083	$157,503,407	$62,793,085	$108,495,014

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	412,178	4,586,871	1,615,337	854,276
Institutional Shares	3,033,120	10,995,309	2,687,323	10,408,104
A Shares	170,234	832,846	1,661,753	110,814
Total	3,615,532	16,415,026	5,964,413	11,373,194

Net Asset Value, offering price & redemption price per share:
Investor Shares	$11.18	$9.60	$10.53	$9.56
Institutional Shares	$11.19	$9.59	$10.53	$9.54
A Shares	$11.19	$9.60	$10.52	$9.55
Maximum Sales Charge:
A Shares	2.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share (net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$11.42	$9.80	$10.73	$9.74

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Concluded

August 31, 2015

		U.S. Large Cap	Opportunistic	World Energy
	Balanced Fund	Equity Fund	Fund	Fund
Assets:
Investments, at cost	$56,011,828	$26,581,106	$26,481,157	$55,186,484
Investments in affiliates, at cost	1,771,095	787,881	4,142,121	2,368,031
Total Investments, at cost	57,782,923	27,368,987	30,623,278	57,554,515
Investments, at value	63,010,943	33,809,581	26,504,557	52,624,140
Investments in affiliates, at value	1,713,618	787,881	4,142,121	2,368,031
Total Investments	64,724,561	34,597,462	30,646,678	54,992,171
Cash	350	—	—	2,565
Interest and dividends receivable	159,128	19,897	38,594	183,422
Receivable for capital shares issued	2,541	46,461	204,809	23,260
Receivable from Adviser	29,739	3,582	—	—
Receivable for investments sold	275,551	—	549,219	2,707,368
Prepaid expenses and other assets	24,569	39,611	35,865	40,548
Total Assets	65,216,439	34,707,013	31,475,165	57,949,334

Liabilities:
Payable for investments purchased	427,612	276,940	3,495,192	3,364,964
Payable for capital shares redeemed	—	186	47,051	107,210
Accrued expenses and other payables:
Investment advisory fees	19,668	12,030	—	27,312
Administration fees	5,620	3,008	2,245	4,609
Distribution fees	2,630	496	1,209	9,991
Custodian fees	562	301	224	461
Fund accounting and compliance fees	315	166	131	254
Transfer agent fees	14,587	13,075	15,126	20,111
Shareholder servicing fees	1,683	243	11	—
Other accrued liabilities	3,682	1,883	1,760	4,598
Total Liabilities	476,359	308,328	3,562,949	3,539,510
Net Assets	$64,740,080	$34,398,685	$27,912,216	$54,409,824

Composition of Net Assets:
Shares of beneficial interest, at par	$48	$26	$20	$63
Additional paid-in capital	54,924,752	26,065,341	26,940,114	66,295,077
Accumulated net investment income/(distributions in excess of net investment income)	200,808	—	—	25,168
Accumulated net realized gain/(loss) from investment transactions	2,672,834	1,104,843	948,682	(9,348,140)
Net unrealized appreciation (depreciation) on investments	6,941,638	7,228,475	23,400	(2,562,344)
Net Assets	$64,740,080	$34,398,685	$27,912,216	$54,409,824

Net Assets:
Investor Shares	$11,490,099	$1,954,112	$1,292,382	$6,419,049
Institutional Shares	52,774,511	32,188,644	23,033,615	28,872,935
A Shares	420,769	246,286	3,400,453	11,900,902
C Shares	54,701	9,643	185,766	7,216,938
Total	$64,740,080	$34,398,685	$27,912,216	$54,409,824

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	858,842	145,781	94,603	747,999
Institutional Shares	3,942,750	2,391,858	1,671,465	3,360,103
A Shares	31,587	18,404	248,226	1,386,237
C Shares	4,111	724	13,661	846,264
Total	4,837,290	2,556,767	2,027,955	6,340,603

Net Asset Value, offering price & redemption price per share(a):
Investor Shares	$13.38	$13.40	$13.66	$8.58
Institutional Shares	$13.39	$13.46	$13.78	$8.59
A Shares	$13.32	$13.38	$13.70	$8.59
C Shares	$13.31	$13.33	$13.60	$8.53
Maximum Sales Charge:
A Shares	3.50%	3.50%	3.50%	3.50%
Maximum Offering Price per share (net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$13.80	$13.87	$14.20	$8.90

(a)     Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations

Year Ended August 31, 2015

		Cash	Tax-Free
	U.S. Treasury	Management	Money
	Fund	Fund	Market Fund
Investment Income:
Interest income	$810,999	$1,422,765	$114,279
Dividend income	3,005	10,079	2,910
Total income	814,004	1,432,844	117,189

Expenses:
Investment advisory fees	1,753,825	2,026,354	354,874
Administration fees	1,403,068	1,621,093	283,901
Distribution fees - Administrative Shares	2,526,409	2,042,025	6,411
Distribution fees - Service Shares	90,582	—	—
Distribution fees - Premier Shares	—	8,847	54
Shareholder servicing fees - Administrative Shares	2,526,409	2,042,025	6,411
Shareholder servicing fees - Service Shares	90,582	—	—
Shareholder servicing fees - Institutional Shares	306,035	1,330,791	40,697
Shareholder servicing fees - Select Shares	—	—	544,319
Shareholder servicing fees - Premier Shares	—	4,423	27
Fund accounting, transfer agent and compliance fees(a)	464,139	555,375	121,240
Custodian fees	116,865	135,226	23,575
Trustee fees	46,572	50,856	8,320
Professional fees	209,405	229,238	34,860
Printing fees	40,035	50,139	7,029
Registration fees	21,277	25,708	15,641
Other expenses	132,931	137,681	34,517

Total expenses before fee and expense reductions	9,728,134	10,259,781	1,481,876

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(1,891,533)	(2,026,630)	(460,610)
Administration fees waived	(1,397,799)	(1,489,835)	(283,770)
Custodian fees waived	(108,008)	(13,949)	(23,500)
Distribution fees waived - Administrative Shares	(2,526,409)	(2,042,025)	(6,411)
Distribution fees waived - Service Shares	(90,582)	—	—
Distribution fees waived - Premier Shares	—	(8,847)	(54)
Shareholder servicing fees waived - Administrative Shares	(2,526,409)	(2,042,025)	(6,411)
Shareholder servicing fees waived - Service Shares	(90,582)	—	—
Shareholder servicing fees waived - Institutional Shares	(306,035)	(1,330,791)	(40,697)
Shareholder servicing fees waived - Select Shares	—	—	(544,319)
Shareholder servicing fees waived - Premier Shares	—	(4,423)	(27)

Net expenses	790,777	1,301,256	116,077

Net investment income	23,227	131,588	1,112

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investments transactions	(4,220)	(828)	255
Net realized/unrealized gains/(losses) on investments	(4,220)	(828)	255
Change in net assets resulting from operations	$19,007	$130,760	$1,367

(a)     See note 3 of the Notes to Financial Statements for additional information.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Continued

Year Ended August 31, 2015

	Intermediate
	Tax-Free Bond	Short-Term	Intermediate
	Fund	Income Fund	Bond Fund	Bond Fund
Investment Income:
Interest income	$1,217,401	$2,518,328	$1,092,764	$2,163,741
Dividend income from affiliates	17	378	229	323
Total income	1,217,418	2,518,706	1,092,993	2,164,064

Expenses:
Investment advisory fees	211,122	939,631	305,144	499,463
Administration fees	76,772	341,687	110,962	181,624
Distribution fees - Investor Shares	6,752	108,728	49,093	19,316
Distribution fees - A Shares	4,079	15,363	20,680	2,101
Shareholder servicing fees - Investor Shares	6,752	108,728	49,093	19,316
Shareholder servicing fees - Institutional Shares	85,133	303,013	68,928	205,611
Shareholder servicing fees - A Shares	1,632	6,145	8,272	840
Fund accounting, transfer agent and compliance fees(a)	41,258	169,225	101,945	93,718
Custodian fees	3,835	17,045	5,529	9,046
Trustee fees	1,350	6,803	2,372	3,625
Professional fees	5,917	28,723	10,496	16,451
Printing fees	1,922	10,592	6,727	4,621
Registration fees	45,386	37,939	32,705	29,012
Other expenses	4,091	14,629	5,592	7,645

Total expenses before fee and expense reductions	496,001	2,108,251	777,538	1,092,389

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(134,350)	(683,367)	(194,182)	(317,838)
Administration fees waived	(38,385)	(170,840)	(55,480)	(90,810)
Shareholder servicing fees waived - Investor Shares	(7,224)	(109,143)	(62,601)	(33,857)
Shareholder servicing fees waived - Institutional Shares	(85,133)	(303,013)	(68,928)	(205,611)
Shareholder servicing fees waived - A Shares	(1,632)	(6,145)	(8,272)	(840)

Net expenses	229,277	835,743	388,075	443,433

Net investment income	988,141	1,682,963	704,918	1,720,631

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investments transactions	(319)	99,256	(453,874)	(179,828)
Change in unrealized appreciation/depreciation on investments	(588,076)	(208,316)	368,503	(117,583)
Net realized/unrealized gains/(losses) on investments	(588,395)	(109,060)	(85,371)	(297,411)
Change in net assets resulting from operations	$399,746	$1,573,903	$619,547	$1,423,220

(a)     See note 3 of the Notes to Financial Statements for additional information.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Concluded

Year Ended August 31, 2015

		U.S. Large Cap	Opportunistic	World Energy
	Balanced Fund	Equity Fund	Fund	Fund
Investment Income:
Interest income	$839,281	$—	$61,451	$162,124
Dividend income	725,924	479,865	237,922	928,120
Dividend income from affiliates	4,528	38	108	258
Foreign tax withholding	(2,030)	—	(2,147)	(22,033)
Total income	1,567,703	479,903	297,334	1,068,469

Expenses:
Investment advisory fees	501,138	258,919	270,665	348,904
Administration fees	135,444	75,050	40,099	99,732
Distribution fees - Investor Shares	29,966	5,690	3,489	15,103
Distribution fees - A Shares	655	1,199	11,161	25,298
Distribution fees - C Shares(a)	130	67	735	66,387
Shareholder servicing fees - Investor Shares	29,966	5,690	3,489	15,102
Shareholder servicing fees - Institutional Shares	138,649	86,905	35,289	67,666
Shareholder servicing fees - A Shares	262	479	4,464	10,119
Shareholder servicing fees - C Shares(a)	33	17	184	16,597
Fund accounting, transfer agent and compliance fees(b)	98,690	46,507	46,874	88,515
Custodian fees	6,758	3,752	1,993	4,980
Trustee fees	3,089	1,554	812	2,154
Professional fees	13,060	6,468	3,704	8,980
Printing fees	3,693	2,391	2,943	9,088
Registration fees	39,443	44,271	38,424	35,242
Other expenses	8,264	5,350	3,878	5,243

Total expenses before fee and expense reductions	1,009,240	544,309	468,203	819,110

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(264,112)	(108,821)	(84,753)	(50,204)
Administration fees waived	(67,721)	(37,524)	(20,049)	(52,481)
Shareholder servicing fees waived - Investor Shares	(55,484)	(8,608)	(2,973)	(13,632)
Shareholder servicing fees waived - Institutional Shares	(138,649)	(86,905)	(35,289)	(67,666)
Shareholder servicing fees waived - A Shares	(262)	(479)	(4,464)	(10,119)
Shareholder servicing fees waived - C Shares(a)	(33)	(17)	(184)	(14,180)

Net expenses	482,979	301,955	320,491	610,828

Net investment income	1,084,724	177,948	(23,157)	457,641

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investments transactions	2,777,492	1,118,584	1,063,686	(9,462,297)
Net realized gain distributions from affiliates	3,233	—	—	—
Change in unrealized appreciation/depreciation on investments	(3,441,124)	(867,948)	(868,542)	(5,242,933)
Net realized/unrealized gains/(losses) on investments	(660,399)	250,636	195,144	(14,705,230)
Change in net assets resulting from operations	$424,325	$428,584	$171,987	$(14,247,589)

(a)     Class C Shares commenced operations on December 31, 2014 (except for World Energy Fund).

(b)     See note 3 of the Notes to Financial Statements for additional information.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Cash Management Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
From Investment Activities:
Operations:
Net investment income	$23,227	$8,050	$131,588	$111,740
Net realized gains/(losses) from investment transactions	(4,220)	192	(828)	(228)
Change in net assets resulting from operations	19,007	8,242	130,760	111,512

Distributions to Shareholders:
From net investment income:
Administrative Shares	(20,237)	(6,591)	(79,650)	(60,004)
Service Shares	(673)	(285)	—	—
Institutional Shares	(2,279)	(1,156)	(51,796)	(51,716)
Premier Shares	—	—	(169)	(17)
From net realized gains:
Administrative Shares	—	(4,607)	—	—
Service Shares	—	(206)	—	—
Institutional Shares	—	(727)	—	—
Change in net assets from shareholder distributions	(23,189)	(13,572)	(131,615)	(111,737)
Change in net assets from capital transactions	322,400,164	82,082,130	333,274,623	11,787,289
Change in net assets	322,395,982	82,076,800	333,273,768	11,787,064

Net Assets:
Beginning of year	1,130,031,899	1,047,955,099	1,196,091,211	1,184,304,147
End of year	$1,452,427,881	$1,130,031,899	$1,529,364,979	$1,196,091,211
Accumulated net investment income/(distributions in excess of net investment income)	$38	$—	$(491)	$(464)

Share Transactions*:
Administrative Shares
Issued	1,824,966,223	2,294,275,921	1,149,867,456	1,690,661,672
Reinvested	6	7	744	817
Redeemed	(1,466,857,831)	(2,175,711,975)	(929,086,168)	(1,581,792,296)
Change in Administrative Shares	358,108,398	118,563,953	220,782,032	108,870,193
Service Shares
Issued	232,104,855	217,897,684	—	—
Redeemed	(239,105,366)	(207,851,443)	—	—
Change in Service Shares	(7,000,511)	10,046,241	—	—
Institutional Shares
Issued	153,398,012	146,174,064	1,589,863,233	842,507,560
Reinvested	—	45	501	1,327
Redeemed	(182,105,735)	(192,702,143)	(1,480,539,635)	(939,568,436)
Change in Institutional Shares	(28,707,723)	(46,528,034)	109,324,099	(97,059,549)
Premier Shares
Issued	—	—	21,847,451	1,918,931
Reinvested	—	—	167	16
Redeemed	—	—	(18,679,126)	(1,942,302)
Change in Premier Shares	—	—	3,168,492	(23,355)
Change in shares:	322,400,164	82,082,160	333,274,623	11,787,289

*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Tax-Free Money Market Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014
From Investment Activities:
Operations:
Net investment income	$1,112	$2,403
Net realized gains/(losses) from investment transactions	255	631
Change in net assets resulting from operations	1,367	3,034

Distributions to Shareholders:
From net investment income:
Administrative Shares	(9)	(21)
Institutional Shares	(71)	(160)
Select Shares	(1,028)	(2,222)
From net realized gains:
Administrative Shares	(4)	(2)
Institutional Shares	(53)	(18)
Select Shares	(655)	(292)
Change in net assets from shareholder distributions	(1,820)	(2,715)
Change in net assets from capital transactions	5,476,176	(78,760,421)
Change in net assets	5,475,723	(78,760,102)

Net Assets:
Beginning of year	239,525,622	318,285,724
End of year	$245,001,345	$239,525,622
Accumulated net investment income/(distributions in excess of net investment income)	$21	$13

Share Transactions*:
Administrative Shares
Issued	34,719,430	17,564,556
Redeemed	(34,873,396)	(19,271,641)
Change in Administrative Shares	(153,966)	(1,707,085)
Institutional Shares
Issued	141,016,760	112,178,164
Redeemed	(133,636,988)	(125,688,627)
Change in Institutional Shares	7,379,772	(13,510,463)
Select Shares
Issued	332,782,429	388,196,980
Redeemed	(334,531,892)	(451,739,936)
Change in Select Shares	(1,749,463)	(63,542,956)
Premier Shares
Issued	712	693
Redeemed	(879)	(611)
Change in Premier Shares	(167)	82
Change in shares:	5,476,176	(78,760,422)

*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
From Investment Activities:
Operations:
Net investment income	$988,141	$1,082,439	$1,682,963	$1,474,311
Net realized gains/(losses) from investment transactions	(319)	(382)	99,256	(896,042)
Change in unrealized appreciation/depreciation on investments	(588,076)	1,097,396	(208,316)	3,075,090
Change in net assets resulting from operations	399,746	2,179,453	1,573,903	3,653,359

Distributions to Shareholders:
From net investment income:
Investor Shares	(61,224)	(59,571)	(398,938)	(414,969)
Institutional Shares	(888,258)	(976,582)	(1,424,757)	(1,419,577)
A Shares	(38,146)	(46,282)	(55,486)	(63,951)
From net realized gains:
Investor Shares	—	(4,463)	—	—
Institutional Shares	—	(63,662)	—	—
A Shares	—	(3,447)	—	—
Change in net assets from shareholder distributions	(987,628)	(1,154,007)	(1,879,181)	(1,898,497)
Change in net assets from capital transactions	5,005,728	(846,123)	(10,786,059)	24,354,094
Change in net assets	4,417,846	179,323	(11,091,337)	26,108,956

Net Assets:
Beginning of year	36,045,237	35,865,914	168,594,744	142,485,788
End of year	$40,463,083	$36,045,237	$157,503,407	$168,594,744
Accumulated net investment income/(distributions in excess of net investment income)	$(3,621)	$(4,129)	$17,143	$15,671

Capital Transactions:
Investor Shares
Proceeds from shares issued	$3,376,713	$121	$20,908,584	$18,371,010
Dividends reinvested	28,585	47,686	364,413	365,766
Cost of shares redeemed	(665,939)	(464,986)	(19,104,640)	(17,453,004)
Change in net assets from Investor Shares	2,739,359	(417,179)	2,168,357	1,283,772
Institutional Shares
Proceeds from shares issued	7,683,925	5,717,084	34,483,564	34,247,108
Dividends reinvested	102,871	121,541	377,977	377,270
Cost of shares redeemed	(6,131,817)	(6,053,684)	(47,865,171)	(16,529,743)
Change in net assets from Institutional Shares	1,654,979	(215,059)	(13,003,630)	18,094,635
A Shares
Proceeds from shares issued	1,314,130	733,186	7,512,164	9,534,620
Dividends reinvested	31,238	41,871	54,153	58,666
Cost of shares redeemed	(733,978)	(988,942)	(7,517,103)	(4,617,599)
Change in net assets from A Shares	611,390	(213,885)	49,214	4,975,687
Change in net assets resulting from capital transactions:	$5,005,728	$(846,123)	$(10,786,059)	$24,354,094

Share Transactions:
Investor Shares
Issued	300,837	10	2,174,391	1,918,310
Reinvested	2,537	4,246	37,876	38,198
Redeemed	(59,155)	(41,260)	(1,986,277)	(1,822,310)
Change in Investor Shares	244,219	(37,004)	225,990	134,198
Institutional Shares
Issued	680,672	508,722	3,587,317	3,581,347
Reinvested	9,125	10,837	39,303	39,410
Redeemed	(544,197)	(537,808)	(4,978,322)	(1,726,602)
Change in Institutional Shares	145,600	(18,249)	(1,351,702)	1,894,155
A Shares
Issued	116,275	65,412	780,293	996,584
Reinvested	2,775	3,722	5,629	6,121
Redeemed	(65,285)	(87,669)	(781,774)	(481,965)
Change in A Shares	53,765	(18,535)	4,148	520,740
Change in shares:	443,584	(73,788)	(1,121,564)	2,549,093

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Bond Fund		Bond Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
From Investment Activities:
Operations:
Net investment income	$704,918	$319,290	$1,720,631	$1,180,971
Net realized gains/(losses) from investment transactions	(453,874)	4,932	(179,828)	209,348
Change in unrealized appreciation/depreciation on investments	368,503	1,297,862	(117,583)	1,566,811
Change in net assets resulting from operations	619,547	1,622,084	1,423,220	2,957,130

Distributions to Shareholders:
From net investment income:
Investor Shares	(222,865)	(221,974)	(132,595)	(158,140)
Institutional Shares	(391,374)	(275,021)	(1,651,579)	(1,107,985)
A Shares	(97,470)	(19,643)	(15,006)	(4,332)
Change in net assets from shareholder distributions	(711,709)	(516,638)	(1,799,180)	(1,270,457)
Change in net assets from capital transactions	19,618,746	9,589,809	35,761,761	23,130,151
Change in net assets	19,526,584	10,695,255	35,385,801	24,816,824

Net Assets:
Beginning of year	43,266,501	32,571,246	73,109,213	48,292,389
End of year	$62,793,085	$43,266,501	$108,495,014	$73,109,213
Accumulated net investment income	$28,349	$27,246	$8,578	$28,609

Capital Transactions:
Investor Shares
Proceeds from shares issued	$9,006,510	$9,652,329	$1,995,037	$1,078,875
Dividends reinvested	206,845	211,330	131,472	156,639
Cost of shares redeemed	(11,679,948)	(9,656,803)	(929,845)	(4,579,977)
Change in net assets from Investor Shares	(2,466,593)	206,856	1,196,664	(3,344,463)
Institutional Shares
Proceeds from shares issued	12,910,945	11,248,585	42,128,865	29,632,611
Dividends reinvested	141,073	98,544	395,093	228,331
Cost of shares redeemed	(5,324,596)	(4,988,596)	(8,517,958)	(3,822,334)
Change in net assets from Institutional Shares	7,727,422	6,358,533	34,006,000	26,038,608
A Shares
Proceeds from shares issued	18,530,101	4,736,757	924,427	469,862
Dividends reinvested	94,270	18,958	14,645	3,590
Cost of shares redeemed	(4,266,454)	(1,731,295)	(379,975)	(37,446)
Change in net assets from A Shares	14,357,917	3,024,420	559,097	436,006
Change in net assets resulting from capital transactions:	$19,618,746	$9,589,809	$35,761,761	$23,130,151

Share Transactions:
Investor Shares
Issued	853,538	927,143	207,253	114,400
Reinvested	19,602	20,263	13,704	16,575
Redeemed	(1,106,551)	(930,173)	(97,080)	(484,370)
Change in Investor Shares	(233,411)	17,233	123,877	(353,395)
Institutional Shares
Issued	1,224,394	1,079,966	4,395,272	3,150,853
Reinvested	13,354	9,453	41,178	24,142
Redeemed	(504,219)	(479,726)	(888,234)	(405,240)
Change in Institutional Shares	733,529	609,693	3,548,216	2,769,755
A Shares
Issued	1,755,854	453,853	96,198	49,615
Reinvested	8,936	1,803	1,525	378
Redeemed	(404,857)	(164,920)	(39,646)	(3,983)
Change in A Shares	1,359,933	290,736	58,077	46,010
Change in shares:	1,860,051	917,662	3,730,170	2,462,370

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
From Investment Activities:
Operations:
Net investment income	$1,084,724	$1,173,682	$177,948	$245,031
Net realized gains/(losses) from investment transactions	2,780,725	4,160,894	1,118,584	3,831,277
Change in unrealized appreciation/depreciation on investments	(3,441,124)	3,954,911	(867,948)	2,568,288
Change in net assets resulting from operations	424,325	9,289,487	428,584	6,644,596

Distributions to Shareholders:
From net investment income:
Investor Shares	(159,853)	(214,475)	(6,773)	(11,264)
Institutional Shares	(891,442)	(992,009)	(197,905)	(244,931)
A Shares	(3,491)	(4,421)	(1,561)	(1,626)
C Shares(a)	(76)	—	—	—
From net realized gains:
Investor Shares	(659,753)	(839,434)	(233,937)	(220,253)
Institutional Shares	(3,130,616)	(3,092,116)	(3,494,002)	(3,288,079)
A Shares	(13,266)	(17,979)	(63,799)	(20,172)
Change in net assets from shareholder distributions	(4,858,497)	(5,160,434)	(3,997,977)	(3,786,325)
Change in net assets from capital transactions	856,327	(2,732,277)	(127,624)	5,691,988
Change in net assets	(3,577,845)	1,396,776	(3,697,017)	8,550,259

Net Assets:
Beginning of year	68,317,925	66,921,149	38,095,702	29,545,443
End of year	$64,740,080	$68,317,925	$34,398,685	$38,095,702
Accumulated net investment income	$200,808	$260,712	$—	$39,618

Capital Transactions:
Investor Shares
Proceeds from shares issued	$1,195,137	$1,252,368	$402,497	$236,133
Dividends reinvested	819,291	1,053,589	240,312	230,397
Cost of shares redeemed	(1,799,331)	(5,401,287)	(788,426)	(271,482)
Change in net assets from Investor Shares	215,097	(3,095,330)	(145,617)	195,048
Institutional Shares
Proceeds from shares issued	430,301	463,352	5,321,042	6,118,533
Dividends reinvested	4,020,442	4,082,406	3,256,478	2,394,491
Cost of shares redeemed	(4,066,491)	(4,122,506)	(8,281,603)	(3,507,243)
Change in net assets from Institutional Shares	384,252	423,252	295,917	5,005,781
A Shares
Proceeds from shares issued	268,994	52,770	76,712	507,384
Dividends reinvested	15,257	21,350	65,360	21,798
Cost of shares redeemed	(83,854)	(134,319)	(429,996)	(38,023)
Change in net assets from A Shares	200,397	(60,199)	(287,924)	491,159
C Shares(a)
Proceeds from shares issued	56,506	—	10,000	—
Dividends reinvested	75	—	—	—
Change in net assets from C Shares	56,581	—	10,000	—
Change in net assets resulting from capital transactions:	$856,327	$(2,732,277)	$(127,624)	$5,691,988

Share Transactions:
Investor Shares
Issued	86,349	91,258	28,606	16,659
Reinvested	59,735	78,050	17,136	16,821
Redeemed	(128,118)	(395,420)	(55,777)	(18,829)
Change in Investor Shares	17,966	(226,112)	(10,035)	14,651
Institutional Shares
Issued	30,848	33,431	376,510	430,769
Reinvested	292,421	301,424	231,078	174,180
Redeemed	(291,707)	(300,211)	(582,548)	(244,453)
Change in Institutional Shares	31,562	34,644	25,040	360,496
A Shares
Issued	19,440	3,805	5,241	35,603
Reinvested	1,115	1,584	4,664	1,589
Redeemed	(6,023)	(10,046)	(30,779)	(2,691)
Change in A Shares	14,532	(4,657)	(20,874)	34,501
C Shares(a)
Issued	4,106	—	724	—
Reinvested	5	—	—	—
Change in C Shares	4,111	—	724	—
Change in shares:	68,171	(196,125)	(5,145)	409,648

(a) Class C Shares commenced operations on December 31, 2014.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Opportunistic Fund		World Energy Fund
				For the period
				Feb. 4, 2014(a)
	Year Ended	Year Ended	Year Ended	through Aug. 31,
	August 31, 2015	August 31, 2014	August 31, 2015	2014
From Investment Activities:
Operations:
Net investment income/(loss)	$(23,157)	$10,313	$457,641	$167,564
Net realized gains/(losses) from investment transactions	1,063,686	511,180	(9,462,297)	208,800
Change in unrealized appreciation/depreciation on investments	(868,542)	884,250	(5,242,933)	2,680,589
Change in net assets resulting from operations	171,987	1,405,743	(14,247,589)	3,056,953

Distributions to Shareholders:
From net investment income:
Investor Shares	(152)	—	(35,548)	(8,296)
Institutional Shares	(9,216)	(20,811)	(223,796)	(59,854)
A Shares	(303)	(2,163)	(62,345)	(19,628)
C Shares(b)	—	—	(13,397)	(5,890)
From net realized gains:
Investor Shares	(42,158)	(43,232)	(30,774)	—
Institutional Shares	(342,398)	(414,268)	(148,991)	—
A Shares	(131,936)	(135,952)	(55,522)	—
C Shares(b)	—	—	(37,312)	—
Change in net assets from shareholder distributions	(526,163)	(616,426)	(607,685)	(93,668)
Change in net assets from capital transactions	9,175,223	10,427,208	28,502,483	37,799,330
Change in net assets	8,821,047	11,216,525	13,647,209	40,762,615

Net Assets:
Beginning of year	19,091,169	7,874,644	40,762,615	—
End of year	$27,912,216	$19,091,169	$54,409,824	$40,762,615
Accumulated net investment income	$—	$6,270	$25,168	$28,006

Capital Transactions:
Investor Shares
Proceeds from shares issued	$336,453	$672,880	$5,076,844	$5,389,021
Dividends reinvested	38,404	42,563	62,158	8,012
Cost of shares redeemed	(472,214)	(108,247)	(2,232,283)	(411,898)
Change in net assets from Investor Shares	(97,357)	607,196	2,906,719	4,985,135
Institutional Shares
Proceeds from shares issued	13,701,213	7,168,751	23,813,973	19,870,491
Dividends reinvested	290,658	368,210	203,567	13,804
Cost of shares redeemed	(3,512,313)	(1,003,737)	(8,378,183)	(344,616)
Change in net assets from Institutional Shares	10,479,558	6,533,224	15,639,357	19,539,679
A Shares
Proceeds from shares issued	880,729	3,983,778	8,005,548	8,795,004
Dividends reinvested	128,801	136,520	114,112	19,306
Cost of shares redeemed	(2,406,940)	(833,510)	(2,179,022)	(280,629)
Change in net assets from A Shares	(1,397,410)	3,286,788	5,940,638	8,533,681
C Shares(b)
Proceeds from shares issued	193,010	—	4,644,362	4,744,802
Dividends reinvested	—	—	46,758	5,573
Cost of shares redeemed	(2,578)	—	(675,351)	(9,540)
Change in net assets from C Shares	190,432	—	4,015,769	4,740,835
Change in net assets resulting from capital transactions:	$9,175,223	$10,427,208	$28,502,483	$37,799,330

Share Transactions:

(a)     Commencement of operations February 4, 2014.
(b)     Class C Shares of Opportunistic Fund commenced operations on December 31, 2014.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Concluded

	Opportunistic Fund		World Energy Fund
				For the period
				Feb. 4, 2014(a)
	Year Ended	Year Ended	Year Ended	through Aug. 31,
	August 31, 2015	August 31, 2014	August 31, 2015	2014
Investor Shares
Issued	24,797	49,746	527,363	488,157
Reinvested	2,785	3,127	6,428	702
Redeemed	(34,665)	(7,936)	(236,680)	(37,971)
Change in Investor Shares	(7,083)	44,937	297,111	450,888
Institutional Shares
Issued	983,798	522,476	2,403,123	1,864,880
Reinvested	20,929	26,867	21,041	1,209
Redeemed	(253,390)	(73,008)	(899,279)	(30,871)
Change in Institutional Shares	751,337	476,335	1,524,885	1,835,218
A Shares
Issued	63,637	290,041	819,318	810,560
Reinvested	9,307	10,000	11,829	1,693
Redeemed	(173,964)	(60,704)	(231,603)	(25,560)
Change in A Shares	(101,020)	239,337	599,544	786,693
C Shares(b)
Issued	13,846	—	475,459	438,386
Reinvested	—	—	4,810	491
Redeemed	(185)	—	(72,018)	(864)
Change in C Shares	13,661	—	408,251	438,013
Change in shares:	656,895	760,609	2,829,791	3,510,812

(a)     Commencement of operations February 4, 2014.
(b)     Class C Shares of Opportunistic Fund commenced operations on December 31, 2014.

CAVANAL HILL FUNDS
U.S. Treasury Fund

Schedule of Portfolio Investments
August 31, 2015

Principal Amount	Security Description	Amortized Cost or Value

U.S. Treasury Obligations (57.9%)
U.S. Treasury Bills
$480,000,000	0.00%, 9/3/15 (a)	$480,000,000
110,000,000	0.04%, 9/10/15 (a)	109,999,385
		589,999,385

U.S. Treasury Notes
60,000,000	0.10%, 1/31/16 (b)	59,998,450
30,000,000	0.12%, 4/30/16 (b)	30,004,233
25,000,000	0.25%, 9/15/15	25,001,066
10,000,000	0.25%, 10/31/15	10,001,267
35,000,000	0.25%, 11/30/15	35,006,994
30,000,000	0.25%, 12/15/15	30,008,088
20,000,000	0.38%, 1/15/16	20,016,337
10,000,000	1.38%, 11/30/15	10,029,986
20,000,000	2.00%, 1/31/16	20,150,348
10,000,000	2.13%, 12/31/15	10,065,028
		250,281,797
Total U.S. Treasury Obligations		840,281,182

Repurchase Agreements (35.5%)
135,000,000	Bank of Montreal, 0.09%, 9/1/15, (Purchased on 08/31/2015, proceeds at maturity $135,000,338, collateralized by various U.S. Treasury Obligations, (0.63% - 4.25%), (02/28/17 -02/15/44), fair value $137,700,068)	135,000,000
190,800,000	Credit Agricole CIB, 0.12%, 9/1/15, (Purchased on 08/31/2015, proceeds at maturity $190,800,636, collateralized by various U.S. Treasury Obligations, (0.00% - 3.75%), (02/18/16 -08/15/43), fair value $194,616,046)	190,800,000

Shares or Principal Amount	Security Description	Amortized Cost or Value

Repurchase Agreements, continued:
$10,000,000	Goldman Sachs & Co., 0.02%, 9/1/15, (Purchased on 08/31/2015, proceeds at maturity $10,000,006, collateralized by various U.S. Treasury Obligations, (0.00% - 2.88%), (09/17/15 -05/15/43), fair value $10,200,038)	$10,000,000
180,000,000	RBC Capital Markets, LLC, 0.09%, 9/1/15, (Purchased on 08/31/2015, proceeds at maturity $180,000,450, collateralized by various U.S. Treasury Obligations, (0.00% - 7.50%), (10/08/15 - 08/15/44), fair value $183,600,047)	180,000,000
Total Repurchase Agreements		515,800,000

Investment Companies (6.6%)
44,200,000	Goldman Sachs Financial Square Treasury Obligations Fund, 0.01%	44,200,000
52,000,000	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class,, 0.02%	52,000,000
Total Investment Companies		96,200,000

Total Investments (Cost $1,452,281,182)(c) — 100.0%		1,452,281,182
Other assets in excess of liabilities — 0.0%		146,699
Net Assets — 100.0%		$1,452,427,881

(a)	Rate represents the effective yield at purchase.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

CAVANAL HILL FUNDS
Cash Management Fund

Schedule of Portfolio Investments
August 31, 2015

Principal Amount	Security Description	Amortized Cost or Value

Certificates of Deposit (5.6%)
$15,000,000	Rabobank Nederland NV NY, 0.27%, 12/2/15 (a)	$15,000,000
10,000,000	Rabobank Nederland NV NY, 0.28%, 12/29/15 (a)	10,000,000
30,000,000	Svenska Handelsbanken NY, 0.26%, 9/17/15	30,000,000
30,000,000	Toronto Dominion Bank NY, 0.28%, 12/10/15	30,000,000
Total Certificates of Deposit		85,000,000

Commercial Paper (23.2%)
Banks (3.9%)
30,000,000	National Australia Bank Ltd., 0.19%, 9/9/15 (b)(c)	29,998,767
30,000,000	Nordea Bank AB, 0.20%, 9/17/15 (b)(c)	29,997,333
		59,996,100
Beverages (1.9%)
30,000,000	The Coca-Cola Co., 0.20%, 10/21/15 (b)(c)	29,991,666
Capital Markets (2.0%)
30,000,000	USAA Capital Corp., 0.07%, 9/9/15 (b) .	29,999,533
Consumer Finance (2.0%)
30,000,000	Toyota Motor Credit Corp., 0.37%, 2/19/16 (a)	30,000,000
Diversified Financial Services (1.9%)
30,000,000	Total Capital Canada Ltd., 0.13%, 9/4/15 (b)(c)	29,999,675
Food Products (2.0%)
30,000,000	Nestle Capital Corp., 0.14%, 11/17/15 (b)(c)	29,991,017
Industrial Conglomerates (2.0%)
30,000,000	3M Co., 0.09%, 9/14/15 (b)(c)	29,999,025
IT Services (2.0%)
30,000,000	International Business Machines Corp., 0.11%, 9/21/15 (b)(c)	29,998,167
Oil, Gas & Consumable Fuels (1.9%)
30,000,000	Chevron Corp., 0.10%, 9/2/15 (b)(c)	29,999,917
Software (2.0%)
30,000,000	Microsoft Corp., 0.15%, 10/14/15 (b)(c)	29,994,625
Technology Hardware, Storage & Peripherals (1.6%)
25,000,000	Apple, Inc., 0.14%, 9/22/15 (b)(c)	24,997,958
Total Commercial Paper		354,967,683

U.S. Government Agency Securities (21.1%)
Federal Farm Credit Bank
10,000,000	0.14%, 3/2/16 (a)	10,000,000
10,000,000	0.15%, 3/15/16 (a)	9,999,732
		19,999,732
Federal Home Loan Bank
25,000,000	0.04%, 9/24/15 (b)	24,999,441
25,000,000	0.05%, 9/17/15 (b)	24,999,500
25,000,000	0.06%, 9/28/15 (b)	24,998,875
23,405,000	0.07%, 9/25/15 (b)	23,403,986
10,000,000	0.14%, 5/26/16 (a)	9,999,609
30,000,000	0.15%, 7/22/16 (a)	30,001,314
15,000,000	0.15%, 11/6/15 (a)	15,000,091
10,000,000	0.16%, 8/26/16 (a)	10,000,000
50,000,000	0.55%, 12/1/15 (b)	49,976,769
		213,379,585
Federal Home Loan Mortgage Corp.
30,000,000	0.06%, 9/15/15 (b)	29,999,300

Shares or Principal Amount	Security Description	Amortized Cost or Value

U.S. Government Agency Securities, continued:
Federal Home Loan Mortgage Corp., continued:
$20,000,000	0.07%, 9/17/15 (b)	$19,999,378
30,000,000	Series RB, 0.13%, 10/20/15 (b)	29,994,896
10,000,000	0.18%, 10/16/15 (a)	10,000,441
		89,994,015
Total U.S. Government Agency Securities		323,373,332

U.S. Treasury Obligations (4.6%)
U.S. Treasury Notes
50,000,000	0.12%, 4/30/16 (a)	50,005,106
20,000,000	0.12%, 7/31/16 (a)	20,005,377
		70,010,483
Total U.S. Treasury Obligations		70,010,483

Repurchase Agreements (38.6%)
105,000,000	Bank of Montreal, 0.09%, 9/1/15, (Purchased on 8/31/2015, proceeds at maturity $105,000,263 collateralized by various U.S. Treasury Notes, (1.25% - 3.63%), (8/31/18 - 10/31/20), fair value $107,100,028)	105,000,000
170,000,000	Credit Agricole CIB, 0.12%, 9/1/15, (Purchased on 8/31/2015, proceeds at maturity $170,000,567 collateralized by various U.S. Treasury Obligations, (0.00% - 3.63%), (9/10/15 - 8/15/43), fair value $173,400,074)	170,000,000
40,000,000	Goldman Sachs & Co., 0.09%, 9/1/15, (Purchased on 8/31/2015, proceeds at maturity $40,000,100 collateralized by various U.S. Government Agency Obligations, (0.88% - 2.47%), (10/14/16 - 8/27/24), fair value $40,800,290)	40,000,000
100,000,000	RBC Capital Markets LLC, 0.10%, 9/1/15, (Purchased on 8/31/2015, proceeds at maturity $100,000,278 collateralized by various U.S. Government Agency Obligations, (0.00% - 7.25%), (9/11/15 - 6/9/36), fair value $102,000,445)	100,000,000
175,000,000	Wells Fargo Securities LLC, 0.13%, 9/1/15, (Purchased on 8/31/2015, proceeds at maturity $175,000,632 collateralized by various U.S. Government Agency Obligations, (0.00% - 8.25%), (9/1/2015 -7/30/41), fair value $178,500,693)	175,000,000
Total Repurchase Agreements		590,000,000

Investment Companies (4.9%)
45,000,000	Goldman Sachs Financial Square Prime Obligations Fund, 0.07%	45,000,000
30,000,000	Short-Term Investments Trust, Government & Agency Portfolio, Institutional Class, 0.04%	30,000,000
Total Investment Companies		75,000,000

See notes to financial statements.

CAVANAL HILL FUNDS
Cash Management Fund

Schedule of Portfolio Investments, Concluded
August 31, 2015

Principal Amount	Security Description	Amortized Cost

Time Deposits (2.0%)
$5,000,000	BNP Paribas Cayman Islands, 0.04%, 9/1/15	$5,000,000
15,000,000	Canadian Imperial Bank of Commerce NY, 0.06%, 9/1/15	15,000,000
10,000,000	Credit Agricole Cayman Islands, 0.07%, 9/1/15	10,000,000

Principal Amount	Security Description	Amortized Cost

Time Deposits, continued:
$900,158	Royal Bank of Canada, Toronto, 0.03%, 9/1/15	$900,158
Total Time Deposits		30,900,158

Total Investments (Cost $1,529,251,656)(d) — 100.0%		1,529,251,656
Other assets in excess of liabilities — 0.0%		113,323
Net Assets — 100.0%		$1,529,364,979

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(b)	Rate represents the effective yield at purchase.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments
August 31, 2015

Shares or Principal Amount	Security Description	Amortized Cost or Value

Municipal Bonds (68.2%)
Variable Rate Demand Notes (68.2%)
Alaska (3.3%)
$8,000,000	Valdez Alaska Marine Terminal Revenue, 0.01%, next reset date 9/1/15, final maturity 12/1/29, Insured by: GTY(a) .	$8,000,000
Colorado (2.0%)
4,800,000	Castle Rock Colorado Certificate of Participation, 0.04%, next reset date 9/7/15, final maturity 9/1/37, Enhanced by: LOC(a)	4,800,000
Florida (1.9%)
4,590,000	Orange County Florida Housing Financial Authority Multifamily Revenue, 0.05%, next reset date 9/7/15, final maturity 8/15/35, Enhanced by: LOC, AMT(a)	4,590,000
Illinois (3.3%)
8,200,000	Cook County Illinois Revenue, 0.03%, next reset date 9/7/15, final maturity 5/1/35, Enhanced by: LOC(a)	8,200,000
Indiana (7.2%)
9,110,000	Indiana Municipal Power Agency Revenue, 0.02%, next reset date 9/7/15, final maturity 1/1/18, Enhanced by: LOC(a)	9,110,000
8,600,000	Indiana State Financial Authority Hospital Revenue, 0.01%, next reset date 9/7/15, final maturity 3/1/33, Enhanced by: LOC(a)	8,600,000
		17,710,000
Kentucky (1.2%)
2,900,000	Jeffersontown Kentucky Lease Program Revenue, 0.03%, next reset date 9/7/15, final maturity 3/1/30, Enhanced by: LOC(a)	2,900,000
Mississippi (3.7%)
9,000,000	Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue, 0.01%, next reset date 9/7/15, final maturity 12/1/30, Insured by: GTY(a)	9,000,000
Missouri (3.4%)
8,335,000	Jackson County Missouri Industrial Development Authority Recreational Facilities Revenue, 0.03%, next reset date 9/7/15, final maturity 11/1/18, Enhanced by: LOC(a)	8,335,000
Montana (2.9%)
7,000,000	Forsyth Montana Pollution Control Revenue, 0.01%, next reset date 9/1/15, final maturity 1/1/18, Enhanced by: LOC(a)	7,000,000
North Carolina (2.6%)
6,400,000	North Carolina State Medical Care Commission Health Care Facilities Revenue, 0.02%, next reset date 9/7/15, final maturity 10/1/38, Enhanced by: LOC(a)	6,400,000

Shares or Principal Amount	Security Description	Amortized Cost or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
Pennsylvania (10.2%)
$8,900,000	Delaware River Port Authority Pennsylvania & New Jersey Revenue, 0.01%, next reset date 9/7/15, final maturity 1/1/26, Enhanced by: LOC(a)	$8,900,000
7,000,000	Philadelphia Pennsylvania, 0.02%, next reset date 9/7/15, final maturity 8/1/31, Enhanced by: LOC(a)	7,000,000
9,000,000	Philadelphia Pennsylvania School District, 0.02%, next reset date 9/7/15, final maturity 9/1/30, Enhanced by: LOC(a)	9,000,000
		24,900,000
South Carolina (4.2%)
6,085,000	South Carolina Jobs - Economic Development Authority Student Housing Revenue, 0.02%, next reset date 9/7/15, final maturity 11/1/25, Enhanced by: LOC(a)	6,085,000
4,060,000	South Carolina Jobs - Economic Development Authority Student Housing Revenue, 0.06%, next reset date 9/7/15, final maturity 3/1/27, Enhanced by: LOC(a)	4,060,000
		10,145,000
Tennessee (2.9%)
7,025,000	Montgomery County Tennessee Public Building Pooled Authority Revenue, 0.06%, next reset date 9/7/15, final maturity 11/1/27, Enhanced by: LOC(a)	7,025,000
Texas (8.6%)
6,300,000	Austin Texas Hotel Occupancy Tax Revenue, 0.02%, next reset date 9/7/15, final maturity 11/15/29, Enhanced by: LOC(a)	6,300,000
9,000,000	North Texas Tollway Authority Revenue, 0.02%, next reset date 9/7/15, final maturity 1/1/49, Callable 4/1/16 @ 100, Enhanced by: LOC(a)	9,000,000
5,900,000	Tarrant County Texas Cultural Educational Facilities Finance Corp. Hospital Revenue, 0.01%, next reset date 9/7/15, final maturity 11/15/50, Enhanced by: LOC(a)	5,900,000
		21,200,000
Utah (3.6%)
9,000,000	Emery County Utah Pollution Control Revenue, 0.02%, next reset date 9/7/15, final maturity 11/1/24, Callable 9/4/15 @ 100, Enhanced by: LOC(a)	9,000,000
Virginia (2.8%)
6,900,000	Hanover County Virginia Economic Development Authority Revenue, 0.02%, next reset date 9/7/15, final maturity 11/1/25, Enhanced by: LOC(a)	6,900,000

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments, Concluded
August 31, 2015

Shares or Principal Amount	Security Description	Amortized Cost or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
Wisconsin (4.4%)
$5,545,000	Milwaukee Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 0.02%, next reset date 9/7/15, final maturity 9/1/40, Enhanced by: LOC(a)	$5,545,000
5,300,000	Wisconsin State Health & Educational Facilities Authority Revenue, 0.01%, next reset date 9/7/15, final maturity 3/1/36, Enhanced by: LOC(a)	5,300,000
		10,845,000
Total Variable Rate Demand Notes		166,950,000
Total Municipal Bonds		166,950,000

Municipal Commercial Paper (7.3%)
Illinois (3.6%)
9,000,000	Illinois Educational Facilities Authority Revenue, 0.09%, final maturity 12/3/15, Enhanced by: LOC	9,000,000
Virginia (3.7%)
9,000,000	Peninsula Ports Authority of Virginia Revenue, 0.08%, final maturity 11/17/15, Enhanced by: LOC	9,000,000
Total Municipal Commercial Paper		18,000,000

Shares or Principal Amount	Security Description	Amortized Cost or Value

Investment Companies (24.5%)
29,849,635	Goldman Sachs Financial Square Funds-Tax Free Money Market Fund, 0.01%(b)	$29,849,635
30,114,083	SEI Tax-Exempt Trust Institutional Tax Free Fund, Class A, 0.01%(b)	30,114,083
Total Investment Companies		59,963,718

Total Investments (Cost $244,913,718)(c) — 100.0%		244,913,718
Other assets in excess of liabilities — 0.0%		87,627
Net Assets — 100.0%		$245,001,345

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.The Fund has the option to put (sell) the security back to the issuer’s agent on the next and subsequent reset dates.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

AMT	Alternative Minimum Tax
GTY	Guarantor Agreement
LOC	Letter of Credit

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments

August 31, 2015

Shares or Principal Amount	Security Description	Value

Municipal Bonds (91.8%)
Alabama (1.6%)
$580,000	Madison County Alabama, GO, 4.00%, 9/1/24	$659,193
Arizona (5.2%)
650,000	Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.00%, 10/1/25, Pre-refunded 10/1/16 @ 100	682,578
750,000	Chandler Arizona, GO, 4.00%, 7/1/24, Pre-refunded 7/1/18 @ 100	812,475
500,000	Tucson Arizona Water Revenue, 5.00%, 7/1/25	611,725
		2,106,778
California (0.2%)
80,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Continuously Callable @ 100, Insured by: NATL-RE	80,274
Colorado (3.7%)
750,000	Douglas County Colorado School District No. RE-1 Douglas & Elbert Counties, GO, 5.25%, 12/15/24, Insured by: State Aid Withholding	931,357
500,000	El Paso County Colorado School District #20, 4.00%, 12/15/25, Callable 12/15/24 @ 100, Insured by: State Aid Withholding*	560,020
		1,491,377
Florida (1.7%)
700,000	Sarasota County Florida Utility System Revenue, Series A, 5.00%, 10/1/25, Callable 10/1/15 @ 100, Insured by: NATL-RE, AGC, FGIC*	702,660
Georgia (1.0%)
350,000	Georgia State, GO, Series B, 5.00%, 1/1/24, Callable 1/1/19 @ 100*	391,983
Hawaii (2.0%)
750,000	Honolulu Hawaii City & County, GO, Series A, 5.00%, 7/1/23, Pre-refunded 7/1/17 @ 100, Insured by: AGM	809,783
Illinois (3.1%)
215,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: FSA	236,459
285,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Insured by: AGM, ETM	328,149
10,000	Williamson County Illinois Community High School District No. 210 Lincoln-Way School Building, GO, 5.00%, 1/1/17, Insured by: NATL-RE, FGIC	10,544
660,000	Williamson County Illinois Community High School District No. 210 Lincoln-Way School Building, GO, 5.00%, 1/1/17, Insured by: NATL-RE, FGIC, ETM	699,072
		1,274,224

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Indiana (1.3%)
$500,000	Wayne Township Indiana Marion County School Building Corp. Revenue, 5.00%, 7/15/26, Continuously Callable @ 100, Insured by: NATL-RE, FGIC, State Aid Withholding	$542,970
Iowa (1.9%)
720,000	Bettendorf Iowa, GO, Series A, 4.00%, 6/1/22, Callable 6/1/19 @ 100*	773,561
Maryland (1.5%)
550,000	Maryland State, GO, 5.00%, 3/15/20, Pre-refunded 3/15/17 @ 100	587,219
Massachusetts (1.6%)
550,000	Massachusetts State, GO, Series D, 5.50%, 10/1/20, Insured by: NATL-RE	659,742
Minnesota (2.0%)
750,000	Minnesota State, GO, Series A, 4.00%, 12/1/24, Callable 12/1/19 @ 100*	808,793
North Carolina (2.0%)
750,000	Guilford County North Carolina, GO, Series A, 4.00%, 2/1/24, Callable 2/1/19 @ 100*	805,290
Oregon (2.0%)
750,000	Washington County Oregon, GO, 5.00%, 6/1/24, Callable 6/1/16 @ 102*	791,790
Pennsylvania (5.9%)
750,000	Central Bucks Pennsylvania School District, GO, 5.00%, 5/15/24, Pre-refunded 5/15/18 @ 100, Insured by: State Aid Withholding	833,092
645,000	Mount Lebanon Pennsylvania School District, GO, Series A, 5.00%, 2/15/25, Callable 2/15/19 @ 100, Insured by: State Aid Withholding*	722,452
750,000	Upper Dublin Pennsylvania School District, GO, 4.75%, 11/15/23, Callable 5/15/19 @ 100, Insured by: State Aid Withholding*	817,928
		2,373,472
South Carolina (2.1%)
775,000	South Carolina State, GO, Series A66, 4.00%, 4/1/24, Continuously Callable @ 100	836,209
Tennessee (2.0%)
750,000	Williamson County Tennessee, GO, Series A, 4.00%, 4/1/25, Callable 4/1/19 @ 100*	794,340
Texas (32.7%)
300,000	Allen Texas Independent School District, GO, 5.00%, 2/15/25, Continuously Callable @ 100	337,869
610,000	Archer City Texas Independent School District, GO, Series B, 4.00%, 8/15/26, Callable 8/15/25 @ 100, Insured by: PSF-GTD*	683,871
550,000	Del Valle Independent School District, GO, 4.00%, 6/15/26, Callable 6/15/24 @ 100, Insured by: PSF-GTD*	606,920

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2015

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$610,000	Frisco Texas Independent School District, GO, Series A, 4.00%, 8/15/24, Continuously Callable @ 100	$647,210
500,000	Houston Texas Community College, GO, 5.00%, 2/15/37, Continuously Callable @ 100	526,040
150,000	Houston Texas Utility System Revenue, Series A, 5.00%, 11/15/27, Callable 11/15/17 @ 100, Insured by: AGM*	163,125
475,000	Houston Texas Utility System Revenue, Series A, 5.00%, 11/15/27, Pre-refunded 11/15/17 @ 100, Insured by: AGM	520,168
740,000	Kerr County Texas, Ltd. Tax, GO, 4.00%, 2/15/25, Callable 2/15/24 @ 100*	828,858
640,000	Kyle Texas, GO, 4.00%, 2/15/22, Continuously Callable @ 100, Insured by: GTY	675,770
500,000	Lancaster Texas, GO, 5.00%, 2/15/25	597,650
750,000	Lewisville Texas Independent School District, GO, 5.00%, 8/15/21, Callable 2/15/19 @ 100*	844,042
500,000	Liberty Hill Texas Independent School District, GO, 5.00%, 8/1/35, Continuously Callable @ 100, Insured by: PSF-GTD	556,750
600,000	San Antonio Texas Water Revenue, 5.00%, 5/15/26, Callable 5/15/25 @ 100*	729,048
500,000	San Marcos Texas Tax & Toll Revenue, GO, 5.00%, 8/15/26, Pre-refunded 8/15/17 @ 100, Insured by: AGM	541,585
500,000	Spring Texas Independent School District, GO, 5.00%, 8/15/27, Continuously Callable @ 100, Insured by: PSF-GTD	556,445
545,000	Texas Transportation Commission Mobility Fund, GO, 4.50%, 4/1/33, Continuously Callable @ 100	569,868
30,000	Texas Transportation Commission Mobility Fund, GO, 4.50%, 4/1/33, Pre-refunded 4/1/17 @ 100	31,825
625,000	Waco Texas, GO, 4.00%, 2/1/25, Callable 2/1/24 @ 100*	689,719
450,000	Waller Texas Independent School District, GO, 5.50%, 2/15/28, Callable 2/15/18 @ 100, Insured by: PSF- GTD*	494,645
750,000	Williamson County Texas Pass-Through Toll Bond, GO, 5.00%, 2/15/21, Callable 2/15/19 @ 100*	840,599

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$640,000	Wylie Texas, GO, 5.00%, 2/15/21, Continuously Callable @ 100	$701,824
1,050,000	Ysleta Texas Independent School District, GO, 5.00%, 8/15/23, Pre-refunded 8/15/16 @ 100, Insured by: PSF-GTD	1,097,029
		13,240,860
Utah (1.9%)
700,000	Utah State Transit Authority Sales Tax Revenue, Series A, 5.00%, 6/15/32, Pre-refunded 6/15/18 @ 100, Insured by: AGM	778,092
Virginia (2.0%)
750,000	Fairfax County Virginia, GO, Series A, 4.00%, 4/1/24, Pre-refunded 4/1/19 @ 100, Insured by: State Aid Withholding	827,887
Washington (10.0%)
500,000	King County Washington Public Hospital District No.1, GO, Series B, 5.25%, 12/1/37, Continuously Callable @ 100	542,610
500,000	King County Washington Sewer Revenue, Series C, 5.00%, 1/1/35, Continuously Callable @ 100	559,855
500,000	Lewis County Washington Public Utility Revenue District No. 1, Series A, 5.00%, 12/1/27, Continuously Callable @ 100, Insured by: AGM	549,710
750,000	Seattle Washington, GO, 5.00%, 5/1/21, Callable 5/1/19 @ 100*	846,824
685,000	Snohomish County Washington, GO, Series A, 5.00%, 12/1/27, Continuously Callable @ 100	783,900
605,000	Washington State, GO, Series B-1, 5.00%, 8/1/25, Continuously Callable @ 100	711,238
		3,994,137
West Virginia (1.5%)
500,000	West Virginia State, GO, 5.00%, 11/1/26	624,940
Wisconsin (2.9%)
550,000	Madison Wisconsin, GO, Series A, 4.25%, 10/1/17, Callable 10/1/16 @ 100*	572,655
555,000	Racine Wisconsin, GO, 5.00%, 12/1/19, Callable 12/1/18 @ 100*	619,719
		1,192,374
Total Municipal Bonds		37,147,948

Investment in Affiliates (7.4%)
2,978,427	Cavanal Hill Tax-Free Money Market Fund, Institutional Class, 0.00%(a)	2,978,427
Total Investment in Affiliates		2,978,427

Total Investments (Cost $38,277,123)(b) — 99.2%		40,126,375
Other assets in excess of liabilities — 0.8%		336,708
Net Assets — 100.0%		$40,463,083

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2015

(a)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(b)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
GO	General Obligation
GTY	Guarantor Agreement
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Public School Fund Guaranteed

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments
August 31, 2015

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (5.1%)
$1,876,264	ACS Pass Through Trust, Series 2007-1A, Class G1, 0.50%, 6/14/37(a)(b)	$1,829,357
388,473	Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.44%, 5/10/32(a) (b)	386,045
240,054	Bayview Financial Acquisition Trust, Series 2003-AA, Class M2, 5.28%, 2/25/33(b)	239,861
243,045	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A2, 5.48%, 2/28/41(a)	254,834
390,050	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	409,612
58,827	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34(a)	60,309
35,157	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 11/25/16(a)	35,769
27,033	Countrywide Home Equity Loan Trust, Series 2004-C, Class C, 0.42%, 1/15/34(a)	24,736
674,048	Fremont Home Loan Trust, Series 2004-3, Class M5, 2.07%, 11/25/34(a)	228,642
399,025	GSAMP Trust, Series 2005-HE4, Class M1, 0.65%, 7/25/45(a)	398,297
1,543	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(a)	1,543
213,584	Morgan Stanley Capital, Inc., Series 04- SD3, Class A, 0.66%, 6/25/34(a)(b)(c)	213,922
956,782	Nations Equipment Finance Funding LLC, Series 2014-1A, Class A, 1.56%, 7/20/18(b)	955,660
21,279	RAAC, Series 2006-RP1, Class A3, 0.48%, 10/25/45(a)(b)	21,227
2,117,045	Raspro Trust, Series 2005-1A, Class G, 0.68%, 3/23/24(a)(b)	2,074,705
323,849	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	320,435
120,485	Residential Asset Mortgage Products, Inc., Series 2003-RZ4, Class A7, 4.79%, 6/25/33(a)	123,278
20,762	Residential Asset Securitization Trust, Series 2001-KS2, Class AI6, 6.49%, 10/25/30(a)	20,992
76,596	Residential Funding Mortgage Securities, Series 2003-HS2, Class AI4, 4.37%, 7/25/33(a)	76,282
9,251	Residential Funding Mortgage Securities I, Inc., Series 2004-HS1, Class AI6, 3.64%, 3/25/34(a)	9,240
55,392	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 5.06%, 12/25/33(a)	55,925
331,387	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.22%, 5/25/35(a)	279,941
Total Asset Backed Securities		8,020,612

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities† (39.5%)
Alt-A - Adjustable Rate Mortgage Backed Securities (1.1%)
$220,532	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 2.56%, 2/25/36(a)	$170,429
16,820	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 4.77%, 7/25/35(a)	13,852
49,684	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 1.48%, 7/20/35(a)	38,860
3,810	Deutsche Mortgage Securities, Inc., Series 2006-ABR, Class A1B1, 0.30%, 10/25/36(a)	2,417
119,989	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 5.32%, 10/25/33(a)	121,484
27,250	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 5.59%, 7/25/34(a)	28,172
12,898	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.00%, 10/25/36(a)	10,733
37,399	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 2.20%, 9/25/34(a)	36,559
663,308	JPMorgan Re-REMIC, Series 2009-7, Class 2A1, 6.00%, 2/27/37(a)(b)	678,088
25,763	Master Adjustable Rate Mortgage Trust, Series 2004-13, Class 2A1, 2.67%, 4/21/34(a)	25,932
61,443	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 2.90%, 8/25/35(a)	59,950
525,332	Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A3, 6.22%, 8/25/36(a)	272,334
125,753	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 3.13%, 9/25/34(a)	124,300
48,637	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 3.75%, 1/25/36(a)	39,226
77,394	Structured Asset Securities Corp., Series 2004-11XS, Class 1A4A, 5.78%, 6/25/34(a)	78,324
		1,700,660
Alt-A - Fixed Rate Mortgage Backed Securities (1.4%)
33,286	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	29,790
53,389	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36	47,862
10,020	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	10,367
58,295	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35	54,087
42,369	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36	36,010

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$41,185	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36	$36,910
41,832	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37	36,948
249,268	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	193,222
121,868	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	127,188
126,816	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36	105,257
30,595	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19	31,209
90,941	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	94,419
117,443	Master Alternative Loans Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20	121,195
7,433	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	7,867
538,201	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	577,980
29,516	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	30,498
10,742	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	11,054
199,895	Residential Accredit Loans, Inc., Series 2003-QS14, Class A1, 5.00%, 7/25/18	202,489
32,024	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19	32,319
134,023	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19	135,647
87,382	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	72,193
27,672	Residential Accredit Loans, Inc., Series 2001-QS16, Class A2, 6.25%, 11/25/31	29,188
10,347	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	10,428
6,913	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	7,252
9,195	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18	9,301
62,193	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36	42,599
63,095	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37	54,846
48,791	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35	50,629
		2,198,754

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Commercial Mortgage Backed Securities (7.1%)
$1,135,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	$1,173,644
3,003,005	CD Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	3,087,204
941,333	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	979,666
3,026,738	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3, 5.17%, 12/12/49	3,122,982
26,743	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, 5.13%, 1/15/41	26,755
2,666,151	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.76%, 7/15/45(a)	2,720,269
		11,110,520
Prime Adjustable Rate Mortgage Backed Securities (4.3%)
131,010	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 2.44%, 3/25/35(a)	125,688
36,422	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 2.77%, 5/25/35(a)	35,609
388,890	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36(a)	187,633
14,706	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 2.62%, 6/25/34(a)	14,803
29,245	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 2.65%, 2/25/36(a)	26,034
25,635	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 2.66%, 9/25/33(a)	25,410
36,298	Bank of America Mortgage Securities, Series 2003-F, Class 2A1, 2.75%, 7/25/33(a)	36,487
19,885	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 2.98%, 11/20/36(a)	16,379
31,239	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.41%, 10/25/35(a)	30,723
16,651	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 2.49%, 9/25/34(a)	15,401
20,120	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 2.64%, 1/25/35(a)	20,043
104,847	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 2.74%, 10/25/36(a)	87,414
79,539	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.35%, 3/25/31(a)	81,143

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$38,161	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 4.56%, 7/25/37(a)	$35,116
56,451	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 2.65%, 8/25/35(a)	56,066
1,836,506	Coast Savings & Loan Association, Series 1992-1, Class A, 2.65%, 7/25/22(a)	1,849,959
11,861	Countrywide Home Loans, Series 2003-60, Class 2A1, 2.52%, 2/25/34(a)	11,569
30,565	Countrywide Home Loans, Series 2003-58, Class 2A2, 2.61%, 2/19/34(a)	30,391
93,557	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.67%, 8/25/34(a)	81,177
530	Countrywide Home Loans, Series 2003-42, Class 1A1, 2.92%, 9/25/33(a)	502
47,997	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 2.40%, 11/25/32(a)	11,953
93,629	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 2.75%, 11/25/34(a)	93,926
290,304	Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 2.16%, 6/26/37(a)(b)	290,057
431,234	Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.68%, 7/27/36(a)(b)	433,025
39,662	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 2.58%, 10/25/35(a)	34,572
227,460	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 2.83%, 11/19/35(a)	211,563
230,056	GS Mortgage Securities Corp., Series 2009-3R, Class 2A1, 3.16%, 7/25/35(a)(b)	232,283
95,421	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 2.64%, 4/25/35(a)	90,429
84,739	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.72%, 11/25/35(a)	82,760
190,106	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 2.66%, 1/19/35(a)	167,578
35,412	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 2.67%, 12/19/35(a)	31,231
28,856	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 2.41%, 8/25/34(a)	25,331
101,459	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 2.45%, 8/25/34(a)	101,179

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$127,098	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 2.64%, 9/25/36(a)	$106,231
8,532	Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 3A2, 2.65%, 10/25/34(a)	8,340
81,316	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 2.83%, 8/25/36(a)	57,145
50,579	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 4.52%, 7/25/36(a)	43,578
8,274	JPMorgan Adjustable Rate Mortgage Trust, Series 2006-A5, Class 3A4, 2.58%, 8/25/36(a)	7,128
94	JPMorgan Adjustable Rate Mortgage Trust, Series 2005-A6, Class 3A2, 2.60%, 9/25/35(a)	94
15,882	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 2.29%, 7/25/35(a)	15,840
95,009	JPMorgan Re-REMIC, Series 2009-5, Class 2A1, 1.80%, 1/26/37(a)(b)	94,684
21,619	JPMorgan Re-REMIC, Series 2009-7, Class 8A1, 3.12%, 1/27/47(a)(b)	21,661
176,458	JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37(a)(b)	180,761
4,038	Master Seasoned Securities Trust, Series 2005-1, Class 2A1, 6.25%, 9/25/17(a) .	4,111
3,874	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 2.39%, 2/25/34(a)	3,902
28,721	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 2.74%, 7/25/34(a)	28,634
38,948	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 2.17%, 12/25/34(a)	39,040
89,852	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 2.59%, 8/25/34(a)	89,977
57,140	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 2.85%, 8/25/34(a)	56,593
2,942	RAAC, Series 2004-SP2, Class A1, 5.83%, 1/25/17(a)	2,958
93,822	RBSSP Resecuritization Trust, Series 2009-9, Class 13A1, 0.48%, 5/26/37(a)(b)	92,929
73,560	Sequoia Mortgage Trust, Series 12-2, Class A2, 3.50%, 4/25/42(a)	74,255
120,837	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.38%, 6/25/34(a)	118,813
78,183	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.46%, 11/25/34(a)	78,388
21,582	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2, 2.48%, 12/25/35(a)	20,985

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$475,215	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 2.52%, 4/25/34(a)	$475,118
5,373	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 2.56%, 2/25/34(a)	5,397
91,015	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 2.63%, 12/25/34(a)	86,209
32,958	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 2.59%, 12/27/35(a)	26,629
57,330	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 2.42%, 7/25/33(a)	56,427
40,892	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 2.76%, 8/20/35(a)	15,427
5,134	Washington Mutual, Series 2006-AR8, Class 1A1, 2.30%, 8/25/46(a)	4,395
20,659	Washington Mutual, Series 2004-AR3, Class A2, 2.46%, 6/25/34(a)	20,903
22,351	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 0.67%, 7/25/44(a)	21,484
170,110	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 1.97%, 11/25/36(a)	150,421
27,849	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 2.24%, 9/25/36(a)	25,064
13,390	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 2.61%, 12/25/34(a)	13,506
92,191	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 2.62%, 2/25/35(a)	92,720
19,846	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 2.63%, 7/25/34(a)	20,059
9,168	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 2.65%, 4/25/36(a)	8,946
46,407	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 2.68%, 8/25/33(a)	47,220
15,905	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 2.69%, 6/25/34(a)	16,093
26,514	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 2.74%, 6/25/34(a)	26,669
		6,832,168
Prime Fixed Mortgage Backed Securities (1.5%)
1,108	Bank of America Funding Corp., Series 2003-2, Class 2A1, 6.00%, 6/25/17	1,120
83,792	BNPP Mortgage Securities LLC, Series 2009-1, Class A1, 6.00%, 8/27/37(b)	85,980
15,900	Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 6A1, 6.00%, 2/25/37(b)	15,894

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$47	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA1, 6.50%, 6/25/16	$47
54,109	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31	55,811
199,340	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34	218,900
21,215	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34	23,124
95,816	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19	97,440
17,211	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	17,379
208,550	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	212,089
96,515	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	98,828
47,459	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33	49,699
149,672	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	65,592
73,293	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	79,676
57,773	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36	46,045
86,315	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	84,136
37,081	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20	37,847
50,423	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35	43,223
112,653	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(a)(b)	117,223
29,042	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36	24,264
13,121	Master Asset Securitization Trust, Series 2003-8, Class 2A1, 4.50%, 9/25/18	13,057
86,901	Master Asset Securitization Trust, Series 2003-11, Class 10A1, 5.00%, 12/25/18	87,179
16,981	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	17,044
7,649	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	7,835

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$14,577	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	$15,110
3,040	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	3,056
13,020	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20	13,244
187,309	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.66%, 9/25/33(a)	108,667
107	Residential Asset Mortgage Products, Inc., Series 2004-SL2, Class A1, 6.50%, 10/25/16	107
30	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	30
25,152	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35	23,667
40,692	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	42,171
182,826	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	182,754
132,268	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34 .	134,592
2,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	2,050
28,472	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	28,431
7,694	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	7,828
5,493	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18	5,536
693	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	702
14,002	Washington Mutual Mortgage Pass- Through Certificates, Series 2003-MS5, Class 1A1, 5.00%, 3/25/18	14,287
181,273	Washington Mutual Mortgage Pass- Through Certificates, Series 2004-CB1, Class 5A, 5.00%, 6/25/19	185,328
65,650	Washington Mutual Mortgage Pass- Through Certificates, Series 2004-CB4, Class 22A, 6.00%, 12/25/19	68,180
		2,335,172
U.S. Government Agency Mortgage Backed Securities (24.1%)
1,440,995	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	1,406,362
51,652	Fannie Mae, 1.94%, 1/1/35, Pool #805386(a)	54,610
1,060,439	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	1,043,562
829,053	Fannie Mae, Series 2013-68, Class LE, 2.00%, 4/25/43	817,135
397,147	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	389,849
794,333	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	794,218

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$15,538	Fannie Mae, 2.35%, 6/1/32, Pool #725286(a)	$16,369
25,110	Fannie Mae, 2.38%, 12/1/22, Pool #303247(a)	26,102
60,934	Fannie Mae, 2.42%, 2/1/30, Pool #556998(a)	62,581
329,105	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	334,472
3,871,021	Fannie Mae, Series 2013-50, Class BE, 2.50%, 8/25/42	3,893,268
1,612,327	Fannie Mae, Series 2015-22, Class EC, 2.50%, 4/25/45	1,645,781
461,363	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	476,502
695,769	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	718,192
853,036	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	861,437
1,833,150	Fannie Mae, Series 2014-1, Class AB, 3.00%, 6/25/43	1,851,973
2,773,141	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	2,864,281
48,955	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32(a)	53,690
5,997	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	6,521
22,735	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31(a)	26,860
313	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	355
1,164	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	1,303
6,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	6,808
16,350	Fannie Mae Whole Loan, Series 2001- W2, Class AF6, 6.59%, 10/25/31(a)	17,696
663,906	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	649,848
2,898,702	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	2,869,799
1,284	Freddie Mac, 1.75%, 3/1/17, Pool #350044(a)	1,309
16,331	Freddie Mac, 1.92%, 4/1/36, Pool #1N0148(a)	17,176
1,057,307	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	1,065,195
900,888	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	889,575
1,551,769	Freddie Mac, Series 4486, Class A, 2.00%, 12/15/38	1,556,567
1,263,117	Freddie Mac, Series 3747, Class HK, 2.50%, 7/15/37	1,297,774
283,668	Freddie Mac, Series 3890, Class BA, 2.50%, 11/15/40	288,896
1,664,853	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	1,676,004
353,347	Freddie Mac, Series 3752, Class JA, 2.75%, 4/15/40	361,648
445,586	Freddie Mac, Series 3724, Class NE, 3.00%, 7/15/38	455,236
1,172,591	Freddie Mac, Series 3913, Class UE, 3.00%, 9/15/40	1,194,491

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$310,767	Freddie Mac, Series 4017, Class MA, 3.00%, 3/15/41	$315,664
1,539,662	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	1,592,813
2,714,501	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	2,867,303
2,341,114	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	2,463,626
60,044	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	64,006
249,667	Freddie Mac, Series 3819, Class JP, 4.00%, 8/15/39	255,658
9,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	9,715
5,977	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	6,336
4,418	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	4,742
3,480	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	3,803
495	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	536
2,580	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	2,807
1,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	1,132
4,785	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	5,364
3,530	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	4,031
5,274	Government National Mortgage Assoc., 1.63%, 12/20/27, Pool #80141(a)	5,465
7,463	Government National Mortgage Assoc., 1.63%, 11/20/29, Pool #876947(a)	7,590
27,957	Government National Mortgage Assoc., 1.63%, 5/20/34, Pool #80916(a)	28,818
7,665	Government National Mortgage Assoc., 1.75%, 1/20/23, Pool #8123(a)	7,970
4,345	Government National Mortgage Assoc., 1.75%, 3/20/26, Pool #8832(a)	4,479
5,636	Government National Mortgage Assoc., 1.75%, 3/20/29, Pool #80263(a)	5,762
8,382	Government National Mortgage Assoc., 2.00%, 1/20/25, Pool #8580(a)	8,688
447,335	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	404,970
4,139	Government National Mortgage Assoc., 2.50%, 12/20/18, Pool #8437(a)	4,155
3,989	Government National Mortgage Assoc., 2.50%, 12/20/21, Pool #8889(a)	4,108
11,784	Government National Mortgage Assoc., 2.50%, 1/20/25, Pool #8585(a)	12,142
198,862	Government National Mortgage Assoc., Series 2012-14, Class PE, 3.00%, 11/20/40	202,141
203	Government National Mortgage Assoc., 4.00%, 2/20/16, Pool #8103(a)	204
161	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	184
182	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	202

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$46	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	$48
466	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	489
		37,988,396
Total Mortgage Backed Securities		62,165,670

Corporate Bonds (9.8%)
Banks (0.6%)
950,000	PNC Funding Corp., 2.70%, 9/19/16, Callable 8/19/16 @ 100 *	963,260
Capital Markets (0.4%)
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN (d)	208,600
500,000	Preferred Term Securities IX, 2.08%, 4/3/33, Continuously Callable @ 100 (a)(e)	341,562
150,965	Preferred Term Securities V, 2.35%, 4/3/32, Continuously Callable @ 100 (a)(b)	1,510
406,542	Preferred Term Securities XXIII, 0.00%, 12/22/36 (e)(f)	14,737
		566,409
Consumer Finance (1.8%)
1,207,000	American Express Centurion Bank, 0.88%, 11/13/15	1,207,616
1,650,000	Toyota Motor Credit Corp., 0.75%, 3/3/17, Callable 3/5/16 @ 100, MTN *(a)(c)	1,648,718
		2,856,334
Diversified Financial Services (0.7%)
1,150,000	BP Capital Markets PLC, 1.38%, 5/10/18	1,136,661
Electric Utilities (0.6%)
1,000,000	Wisconsin Electric Power Co., 6.25%, 12/1/15	1,013,508
Internet Software & Services (1.6%)
1,250,000	eBay, Inc., 0.78%, 8/1/19 (a)	1,209,655
1,393,000	eBay, Inc., 1.35%, 7/15/17	1,373,030
		2,582,685
Real Estate Management & Development (1.9%)
2,865,000	Fishers Lane LLC, 2.03%, 4/5/17 (b)	2,862,135
Specialty Retail (2.2%)
3,372,000	Home Depot, Inc., 5.40%, 3/1/16	3,453,417
Total Corporate Bonds		15,434,409

U.S. Government Agency Securities (5.0%)
Fannie Mae Strips
1,000,000	6.58%, 11/15/16 (g)	988,646
Federal Home Loan Bank
1,650,000	Series 1, 1.00%, 8/27/18, Callable 11/27/15 @ 100 *(c)	1,646,142
1,750,000	1.50%, 4/15/20, Callable 4/15/20 @ 100 *(c)	1,746,596
		3,392,738
Freddie Mac
3,500,000	1.00%, 9/29/17	3,508,649
Total U.S. Government Agency Securities		7,890,033

U.S. Treasury Obligations (37.4%)
U.S. Treasury Notes
3,000,000	0.25%, 9/15/15	3,000,230
15,000,000	0.25%, 2/29/16	14,996,685

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Concluded
August 31, 2015

Shares or Principal Amount	Security Description	Value

U.S. Treasury Obligations, continued:
U.S. Treasury Notes, continued:
$6,500,000	0.38%, 4/30/16	$6,501,775
5,000,000	0.63%, 7/31/17	4,991,600
10,000,000	0.88%, 11/30/16	10,042,060
6,350,000	0.88%, 7/15/18	6,320,231
7,000,000	1.00%, 10/31/16	7,039,830
6,000,000	2.00%, 4/30/16	6,064,920
		58,957,331
Total U.S. Treasury Obligations		58,957,331

Shares or Principal Amount	Security Description	Value

Investment in Affiliates (2.9%)
4,509,173	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(h)	$4,509,173
Total Investment in Affiliates		4,509,173

Total Investments (Cost $160,011,319)(i) — 99.7%		156,977,228
Other assets in excess of liabilities — 0.3%		526,179
Net Assets — 100.0%		$157,503,407

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.
The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2015.
(d)	Issuer has defaulted on the payment of interest.
(e)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.
The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2015, illiquid securities were 0.2% of the Fund‘s net assets.
(f)	Rate represents the effective yield at purchase.
(g)	The rate presented is the effective yield at August 31, 2015.
(h)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

MTN	Medium Term Note
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments

August 31, 2015

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (4.4%)
$841,260	ACS Pass Through Trust, Series 2007-1A, Class G1, 0.50%, 6/14/37(a)(b)	$820,229
420,535	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 0.91%, 10/25/34(a)	413,779
130,359	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	136,897
20,720	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(a)	21,172
234,505	Nations Equipment Finance Funding LLC, Series 2014-1A, Class A, 1.56%, 7/20/18(b)	234,230
563,582	Raspro Trust, Series 2005-1A, Class G, 0.68%, 3/23/24(a)(b)	552,310
431,653	Renaissance Home Equity Loan Trust, Series 2004-2, Class AF4, 5.39%, 7/25/34(a)	436,464
5,551	Residential Funding Mortgage Securities I, Inc., Series 2004-HS1, Class AI6, 3.64%, 3/25/34(a)	5,544
115,569	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A5, 5.08%, 5/25/35(a)	116,812
Total Asset Backed Securities		2,737,437

Mortgage Backed Securities† (37.2%)
Alt-A - Fixed Rate Mortgage Backed Securities (2.5%)
31,378	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20	31,372
117,546	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	106,956
32,653	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	32,636
29,145	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	29,902
38,720	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	39,412
131,194	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	101,696
130,010	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36(a)	109,701
24,342	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34	25,044
16,870	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19	17,064
44,508	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34	47,378
19,089	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	19,819
104,402	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	108,797
43,354	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	44,104

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$13,764	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	$14,581
43,128	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34	44,764
56,963	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34	58,321
41,967	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(a)	42,652
69,661	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(a)	63,658
32,136	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35(a)	32,924
117,138	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(a)	63,138
64,598	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40(a)(b)	56,919
4,265	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1, 5.00%, 1/25/33	4,263
13,631	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	13,848
26,215	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35	26,281
105,590	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	109,282
29,551	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21	28,041
31,714	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	27,351
48,543	Residential Asset Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36	36,268
70,504	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35	63,297
110,281	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36	99,843
105,092	Washington Mutual Mortgage Pass- Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	91,323
		1,590,635
Commercial Mortgage Backed Securities (4.0%)
1,000,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	1,034,047
941,333	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	979,666
457,055	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.76%, 7/15/45(a)	466,332
		2,480,045

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities (2.2%)
$23,205	Bank of America Funding Corp., Series 2004-B, Class 5A1, 2.83%, 11/20/34(a)	$22,213
8,808	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 2.53%, 10/25/33(a)	9,080
39,317	Bear Stearns Mortgage Trust, Series 2004- 9, Class 12A3, 2.81%, 11/25/34(a)	38,792
58,100	Countrywide Home Loans, Series 2004- 2, Class 2A1, 2.38%, 2/25/34(a)	56,264
51,976	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.67%, 8/25/34(a)	45,098
56,351	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 2.32%, 4/25/37(a)	42,055
84,387	JPMorgan Mortgage Trust, Series 2006- A6, Class 1A4L, 2.57%, 10/25/36(a)	75,696
127,187	JPMorgan Mortgage Trust, Series 2005- A1, Class 3A4, 2.62%, 2/25/35(a)	129,879
15,056	JPMorgan Mortgage Trust, Series 2006- A2, Class 2A1, 2.65%, 4/25/36(a)	13,741
665,000	JPMorgan Mortgage Trust, Series 2005- A6, Class 3A3, 2.72%, 9/25/35(a)	608,578
2,942	RAAC, Series 2004-SP2, Class A1, 5.83%, 1/25/17(a)	2,958
185,480	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-6XS, Class A4, 0.84%, 3/25/35(a)	184,582
134,836	Structured Mortgage Loan, Series 2004-3AC, Class A1, 2.40%, 3/25/34(a)	135,340
20,446	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 2.76%, 8/20/35(a)	7,713
3,587	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 2.75%, 5/25/34(a)	3,593
		1,375,582
Prime Fixed Mortgage Backed Securities (1.1%)
40,742	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35(a)	41,452
6,387	Bank of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	6,431
16,160	Bank of America Mortgage Securities, Series 2004-8, Class 3A1, 5.25%, 10/25/19	16,510
28,202	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37	25,848
19,037	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	19,264
23,837	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	25,343

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$3,491	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	$3,511
26,803	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	27,046
24,198	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	25,162
10,647	Countrywide Home Loans, Series 2004- J6, Class 1A2, 5.25%, 8/25/24	10,538
28,480	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35	26,616
11,395	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19	11,706
47,749	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	50,210
32,960	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	34,288
25,299	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	25,905
3,518	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19	3,570
1,545	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	1,592
5,190	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	5,316
59,552	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	62,755
6,317	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	6,633
124,873	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.66%, 9/25/33(a)	72,445
129,464	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32	134,326
20	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	20
15,906	Residential Funding Mortgage Securities I, Inc., Series 2003-S12, Class 2A1, 4.00%, 12/25/32	15,826
8,191	Residential Funding Mortgage Securities I, Inc., Series 2004-S5, Class 2A1, 4.50%, 5/25/19	8,295
22,685	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	22,676
365	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	368
12,176	Washington Mutual Mortgage Pass- Through Certificates, Series 2003-S6, Class 2A3, 4.75%, 7/25/18	12,276

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2015

Shares or
Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$3,683	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33	$3,710
1,579	Washington Mutual MSC Mortgage Pass- Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	1,666
		701,304
U.S. Government Agency Mortgage Backed Securities (27.4%)
180,124	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	175,795
1,248	Fannie Mae, Series 1992-45, Class F, 1.93%, 4/25/22(a)	1,234
527,169	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	527,593
176,740	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	173,927
7,054	Fannie Mae, 2.15%, 9/1/33, Pool #739372(a)	7,520
198,573	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	194,924
317,734	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	317,689
6,072	Fannie Mae, 2.37%, 1/1/37, Pool #906675(a)	6,492
357,131	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	363,499
164,553	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	167,236
782,818	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	792,660
693,571	Fannie Mae, Series 2015-22, Class EC, 2.50%, 4/25/45	707,962
4,137	Fannie Mae, 2.62%, 7/1/23, Pool #224951(a)	4,172
426,761	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	440,765
173,942	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	179,548
952,124	Fannie Mae, Series 2012-50, Class LG, 3.00%, 9/25/40	955,213
673,477	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	695,611
11,188	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	11,636
380	Fannie Mae, 6.00%, 4/1/35, Pool #735503	432
4,705	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	4,907
4	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	4
4,201	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	4,488
3,412	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	3,842
19,973	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42	23,407
1,168	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	1,358
5,013	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	5,597

Shares or
Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$3,093	Fannie Mae, Series G-32, Class L, 8.00%, 10/25/21	$3,436
487	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	541
1,975	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	2,189
651	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	712
881	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	980
525	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	583
165,977	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	162,462
405,649	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	401,605
316	Freddie Mac, Series 1222, Class P, 1.82%, 3/15/22(a)	312
612,219	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	612,410
1,485,597	Freddie Mac, Series 4030, Class DA, 2.00%, 2/15/41	1,483,335
500,034	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	493,755
519,022	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	522,947
564,280	Freddie Mac, Series 4486, Class A, 2.00%, 12/15/38	566,024
981,116	Freddie Mac, Series 4496, Class DP, 2.50%, 6/15/45(a)	999,570
315,779	Freddie Mac, Series 3747, Class HK, 2.50%, 7/15/37	324,444
621,622	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	623,751
348,979	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	351,316
826,961	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	846,827
390,864	Freddie Mac, Series 3913, Class UE, 3.00%, 9/15/40	398,164
36,332	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	36,775
517,807	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	532,261
519,989	Freddie Mac, Series 4332, Class NH, 3.00%, 9/15/43	530,127
440,492	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	455,698
698,014	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	737,306
582,267	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	612,737
14,322	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	14,565
35,786	Freddie Mac, 5.11%, 8/1/34, Pool #755230(a)	37,937
1,143	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	1,160
7,490	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	8,116
3,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	3,398

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2015

Shares or
Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$5,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	$5,397
6,201	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	6,781
5,830	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	6,458
4,328	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	4,841
1,829	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	2,019
4,663	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	5,308
1,705	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	1,884
8,979	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	10,030
11,327	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	12,698
865	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	934
364	Freddie Mac, 9.00%, 5/1/16, Pool #170164	368
664	Freddie Mac, 9.00%, 6/1/16, Pool #170171	676
768	Freddie Mac, 9.00%, 9/1/16, Pool #170192	786
384,913	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	387,188
95,857	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	86,779
162,374	Government National Mortgage Assoc., Series 2010-69, Class MC, 2.50%, 4/20/40	165,959
8,139	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	8,246
196	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	231
4,523	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	4,718
1,307	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	1,477
162	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	179
415	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	451
2,906	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	3,268
10,040	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	11,459
10,328	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	11,427
491	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	501
		17,273,017
Total Mortgage Backed Securities		23,420,583

Corporate Bonds (8.7%)
Banks (0.6%)
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	407,553

Shares or
Principal
Amount	Security Description	Value

Corporate Bonds, continued:
Beverages (0.4%)
$209,000	Diageo Capital PLC, 5.75%, 10/23/17 ..	$227,092
Capital Markets (2.9%)
1,100,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (c)	110
500,000	Preferred Term Securities IX, 2.08%, 4/3/33, Continuously Callable @ 100 (a)(d)	341,563
500,000	Preferred Term Securities XI, Class B-1, 1.88%, 9/24/33, Continuously Callable @ 100 (a)(d)	303,750
973,987	Preferred Term Securities XX, Class B-2, 0.74%, 3/22/38, Continuously Callable @ 100 (a)(b)	599,003
406,542	Preferred Term Securities XXIII, 0.00%, 12/22/36 (d)(e)	14,737
973,554	Preferred Term Securities XXVI, Series B-2, 0.85%, 9/22/37, Continuously Callable @ 100 (a)(b)	569,529
		1,828,692
Diversified Financial Services (0.6%)
400,000	BP Capital Markets PLC, 2.75%, 5/10/23	380,029
Diversified Telecommunication Services (0.1%)
50,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/5/15 @ 101 *	50,405
Internet Software & Services (0.6%)
400,000	eBay, Inc., 0.78%, 8/1/19 (a)	387,090
IT Services (0.6%)
400,000	International Business Machines Corp., 1.63%, 5/15/20	390,925
Real Estate Management & Development (2.2%)
900,000	Fishers Lane LLC, 2.03%, 4/5/17 (b)	899,100
448,640	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23 (b)	469,772
		1,368,872
Technology Hardware, Storage & Peripherals (0.7%)
400,000	Hewlett-Packard Co., 3.00%, 9/15/16	406,814
Total Corporate Bonds		5,447,472

Taxable Municipal Bonds (1.1%)
Illinois (0.8%)
500,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	501,845
Missouri (0.3%)
165,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	167,166
Total Taxable Municipal Bonds		669,011

U.S. Government Agency Securities (4.8%)
Fannie Mae
500,000	2.00%, 4/17/28, Callable 4/17/16 @ 100 *(f)	503,784
Fannie Mae Strips
1,000,000	6.58%, 11/15/16 (g)	988,645
Federal Home Loan Bank
750,000	Series 1, 1.00%, 8/27/18, Callable 11/27/15 @ 100 *(f)	748,247

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2015

Shares or
Principal
Amount	Security Description	Value

U.S. Government Agency Securities, continued:
Federal Home Loan Bank, continued:
$750,000	Series 1, 1.00%, 5/20/20, Callable 11/20/15 @ 100 *(f)	$748,838
		1,497,085
Total U.S. Government Agency Securities		2,989,514

U.S. Treasury Obligations (40.8%)
U.S. Treasury Bonds
2,386,000	3.00%, 11/15/44	2,408,369
U.S. Treasury Inflation Index Notes
2,479,000	0.38%, 7/15/25	2,447,163
U.S. Treasury Notes
2,150,000	0.63%, 7/31/17	2,146,388
1,500,000	0.88%, 7/15/18	1,492,968
4,000,000	1.00%, 10/31/16	4,022,759

Shares or
Principal
Amount	Security Description	Value

U.S. Treasury Obligations, continued:
U.S. Treasury Notes, continued:
$6,200,000	1.38%, 4/30/20	$6,164,560
500,000	1.50%, 7/31/16	504,948
3,500,000	2.00%, 2/15/25	3,438,705
3,000,000	2.13%, 2/29/16	3,028,125
		20,798,453
Total U.S. Treasury Obligations		25,653,985

Investment in Affiliates (2.7%)
1,671,489	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(h)	1,671,489
Total Investment in Affiliates		1,671,489

Total Investments (Cost $64,872,553)(i) — 99.7%		62,589,491
Other assets in excess of liabilities — 0.3%		203,594
Net Assets — 100.0%		$62,793,085

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Issuer has defaulted on the payment of interest.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2015, illiquid securities were 1.1% of the Fund’s net assets.
(e)	Rate represents the effective yield at purchase.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2015.
(g)	The rate presented is the effective yield at August 31, 2015.
(h)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

GO	General Obligation
MBIA	Municipal Bond Insurance Association

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments
August 31, 2015

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (1.9%)
$1,172,665	ACS Pass Through Trust, Series 2007-1A, Class G1, 0.50%, 6/14/37(a)(b)	$1,143,348
261,744	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	274,871
39,369	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(a)	40,227
42,602	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32(a)	46,191
375,209	Nations Equipment Finance Funding LLC, Series 2014-1A, Class A, 1.56%, 7/20/18(b)	374,769
7,251	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27(a)	7,356
126,482	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31(b)	122,929
Total Asset Backed Securities		2,009,691

Mortgage Backed Securities† (42.5%)
Alt-A - Adjustable Rate Mortgage Backed Securities (2.4%)
702,093	BCRR Trust, Series 2009-2A, Class 1A1A, 6.50%, 7/17/40	725,427
121,614	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 2.59%, 11/25/36(a)	87,504
51,486	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34(a)	53,137
611,560	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A1A, 5.71%, 6/11/40(a)	650,573
925,000	Bear Stearns Commercial Mortgage Security, Series 2007-PW17, Class A4, 5.69%, 6/11/50(a)	980,564
141,549	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36(a)	136,060
		2,633,265
Alt-A - Fixed Rate Mortgage Backed Securities (4.6%)
34,187	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35	31,177
48,182	Bank of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	42,208
2,536,997	Bank of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	2,594,860
70,528	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	64,174
43,709	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37	32,386
156,994	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35	151,206
228,410	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	214,026
24,517	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	25,827

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$50,772	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	$42,734
340,411	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37	262,893
347,345	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36	271,713
61,851	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33	65,697
11,206	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25	11,304
87,350	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35	88,165
129,411	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34	133,309
89,040	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	94,236
130,503	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	135,997
43,354	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	44,104
53,382	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35	53,794
8,908	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	9,277
26,989	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	28,508
45,306	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	39,073
458,279	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	412,946
195,298	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	158,259
		5,007,873
Commercial Mortgage Backed Securities (6.5%)
1,850,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	1,912,989
2,331,940	Credit Suisse Mortgage Trust, Series 2006-C5, Class A3, 5.31%, 12/15/39	2,394,081
1,155,092	Merrill Lynch-Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49	1,222,888
1,523,515	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.76%, 7/15/45(a)	1,554,439
		7,084,397
Prime Adjustable Rate Mortgage Backed Securities (3.5%)
219,767	BCAP LLC Trust, Series 09-RR4, Class 9A1, 2.45%, 10/26/35(a)	217,898
308,060	Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 2.36%, 2/25/36(a)(b)	306,958
37,266	Jefferies & Co., Series 2009-R7, Class 9A1, 2.82%, 7/26/37(a)	37,131
765,240	JPMorgan Chase Commercial Mortgage Securities, Series 2006-LDP9, Class A3, 5.34%, 5/15/47	792,468

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$781,100	JPMorgan Mortgage Trust, Series 2005- A6, Class 2A4, 2.71%, 8/25/35(a)	$765,999
19,700	JPMorgan Mortgage Trust, Series 2006- A4, Class 3A1, 4.97%, 6/25/36(a)	17,179
62,387	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 2.12%, 4/25/29(a)	61,547
14,753	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 5.11%, 6/25/36(a)	12,565
1,463,670	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.68%, 5/15/46	1,547,180
10,223	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 2.76%, 8/20/35(a)	3,857
		3,762,782
Prime Fixed Mortgage Backed Securities (2.4%)
111	Chase Mortgage Finance Corp., Series 2005-S1, Class 1A9, 5.50%, 5/25/35	112
5,184	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32	5,219
294,138	Chaseflex Trust, Series 2006-2, Class A5, 5.17%, 9/25/36(a)	268,692
20,068	Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A2, 6.25%, 6/25/36	20,583
51,771	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	52,389
29,369	Countrywide Alternative Loan Trust, Series 2005-J3, Class 2A12, 5.50%, 5/25/35	29,199
20,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34	20,541
22,989	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	23,153
118,686	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	120,348
20,597	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34	21,497
23,221	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34	23,999
200,323	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	171,847
6,903	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 1A5, 5.50%, 12/25/34	6,923
193,786	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35	135,258
17,073	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	16,177
501	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	515
5,563	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.00%, 10/25/33(a)	5,456

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$73,876	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 5.05%, 4/25/36(a)	$67,825
56,278	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	57,392
46,551	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(a)(b)	48,439
13,729	Master Asset Securitization Trust, Series 2003-7, Class 1A1, 5.50%, 9/25/33	14,224
4,576	Master Asset Securitization Trust, Series 2003-7, Class 1A2, 5.50%, 9/25/33	4,741
3,355	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32	3,396
74,711	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	78,729
11,332	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	11,688
1,000,000	Prime Mortgage Trust, Series 2005-4, Class 2A3, 5.50%, 10/25/35	246,357
275,593	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32	278,055
13	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	13
8,103	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.00%, 5/25/35	8,217
20,910	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.50%, 3/25/19	21,463
63,985	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	65,703
43,589	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36	18,668
554,889	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35	515,686
29,343	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34	31,619
141,798	Washington Mutual MSC Mortgage Pass- Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	149,607
14,267	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	14,694
		2,558,424
U.S. Government Agency Mortgage Backed Securities (23.1%)
639,094	Fannie Mae, Series 2010-102, Class PE, 2.00%, 9/25/40	641,435
878,616	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	879,322

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$565,567	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	$556,566
397,147	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	389,849
397,168	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	397,111
27,962	Fannie Mae, 2.43%, 12/1/27, Pool #422279(a)	28,942
596,785	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	607,426
329,105	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	334,472
587,114	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	594,495
1,152,949	Fannie Mae, Series 2015-22, Class EC, 2.50%, 4/25/45	1,176,871
461,363	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	476,502
173,942	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	179,548
636,594	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	642,864
1,109,257	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	1,145,712
144,350	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	152,438
1,035	Fannie Mae, 4.50%, 5/1/19, Pool #761398	1,081
210	Fannie Mae, 5.00%, 3/1/18, Pool #688031	219
1,335	Fannie Mae, 5.00%, 8/1/33, Pool #730856	1,479
550	Fannie Mae, 5.00%, 7/1/35, Pool #832198	607
806	Fannie Mae, 5.50%, 2/1/33, Pool #683351	907
382	Fannie Mae, 5.50%, 9/1/34, Pool #725773	431
7,673	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	8,686
6,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	6,619
6,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	6,673
20,842	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	23,428
21,406	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	23,773
87,837	Fannie Mae Whole Loan, Series 2003- W6, Class 6A, 3.12%, 8/25/42(a)	94,708
365,148	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	357,417
1,224,439	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	1,224,819
211,461	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	213,039
881,145	Freddie Mac, Series 4137, Class GA, 2.00%, 2/15/42	872,235
865,036	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	871,579
940,466	Freddie Mac, Series 4486, Class A, 2.00%, 12/15/38	943,374

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$21,329	Freddie Mac, 2.38%, 4/1/24, Pool #409624(a)	$21,519
581,249	Freddie Mac, Series 4009, Class PK, 2.50%, 6/15/41	595,200
2,374,596	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	2,382,728
576,295	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	580,155
1,447,182	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	1,481,946
55,005	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	55,950
81,747	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	82,744
611,692	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	626,060
776,710	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	798,392
725,048	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	749,251
1,111,521	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	1,149,891
560,119	Freddie Mac, Series 3721, Class PE, 3.50%, 9/15/40	585,943
166,349	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	173,287
295,775	Freddie Mac, Series 4051, Class YD, 3.50%, 3/15/41	309,125
1,163,357	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	1,228,843
983,830	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	1,035,315
14,322	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	14,565
5,968	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	6,488
724	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	825
5,405	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	6,153
2,893	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	3,309
30,105	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	33,654
673	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	706
1,557	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	1,613
9,481	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	10,592
159,762	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	144,632
115,741	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	122,453
6,516	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	7,072
15,357	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	17,359
7,340	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	8,116

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$209	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	$231
4,686	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	5,155
		25,093,899
Total Mortgage Backed Securities		46,140,640

Corporate Bonds (4.5%)
Banks (0.7%)
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	781,608
Capital Markets (1.0%)
700,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (c)	70
1,000,000	Preferred Term Securities IX, Series 144, 2.08%, 4/3/33, Continuously Callable @ 100 (a)(d)	683,124
500,000	Preferred Term Securities XI, Class B-1, 1.88%, 9/24/33, Continuously Callable @ 100 (a)(d)	303,750
203,271	Preferred Term Securities XXIII, 0.00%, 12/22/36 (d)(e)	7,369
		994,313
Diversified Financial Services (0.5%)
600,000	BP Capital Markets PLC, 2.75%, 5/10/23	570,044
Diversified Telecommunication Services (0.2%)
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/26/15 @ 101 *	127,024
135,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/5/15 @ 101 *	136,093
		263,117
IT Services (0.5%)
600,000	International Business Machines Corp., 1.63%, 5/15/20	586,388
Real Estate Investment Trusts (1.0%)
900,000	Crown Castle Towers LLC, 4.17%, 8/15/17 (b)	931,743
Real Estate Management & Development (0.6%)
672,961	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23 (b)	704,658
Total Corporate Bonds		4,831,871
Taxable Municipal Bonds (0.2%)
Missouri (0.2%)
135,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	136,773

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds, continued:
Missouri, continued:
$45,000	Missouri State Housing Development Community Single Family Mortgage Revenue, 5.78%, 3/1/38, Callable 9/1/16 @ 100, Insured by: GNMA, FNMA, FHLMC*	$46,882
Total Taxable Municipal Bonds		183,655

U.S. Government Agency Securities (5.2%)
Fannie Mae
300,000	1.63%, 10/26/15	300,650
1,000,000	2.00%, 4/17/28, Callable 4/17/16 @ 100 *(f)	1,007,568
800,000	3.00%, 3/27/28, Callable 9/27/15 @ 100 *(a)	794,386
		2,102,604
Fannie Mae Strips
500,000	6.58%, 11/15/16 (g)	494,323
Federal Home Loan Bank
1,000,000	Series 1, 1.00%, 5/20/20, Callable 11/20/15 @ 100 *(f)	998,450
1,000,000	1.00%, 3/19/25, Callable 9/19/15 @ 100 *(a)(f)	999,424
100,000	1.25%, 10/29/21, Callable 10/29/15 @ 100 *(a)(f)	99,252
1,000,000	1.50%, 4/22/20 (f)	999,361
		3,096,487
Total U.S. Government Agency Securities		5,693,414

U.S. Treasury Obligations (44.9%)
U.S. Treasury Bonds
11,403,000	3.00%, 11/15/44	11,509,903
U.S. Treasury Inflation Index Notes
4,392,000	0.38%, 7/15/25	4,335,594
U.S. Treasury Notes
6,875,000	0.63%, 7/31/17	6,863,450
1,000,000	0.88%, 7/15/18	995,312
9,700,000	1.38%, 4/30/20	9,644,555
1,500,000	1.75%, 4/30/22	1,485,117
14,130,000	2.00%, 2/15/25	13,882,542
		32,870,976
Total U.S. Treasury Obligations		48,716,473

Investment in Affiliates (0.6%)
663,073	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(h)	663,073
Total Investment in Affiliates		663,073

Total Investments (Cost $110,491,152)(i) — 99.8%		108,238,817
Other assets in excess of liabilities — 0.2%		256,197
Net Assets — 100.0%		$108,495,014

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2015

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.
The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Issuer has defaulted on the payment of interest.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.
The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2015, illiquid securities were 0.9% of the Fund’s net assets.
(e)	Rate represents the effective yield at purchase.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2015.
(g)	The rate presented is the effective yield at August 31, 2015.
(h)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

Balanced Fund

Schedule of Portfolio Investments

August 31, 2015

Shares or Principal Amount	Security Description	Value

Common Stocks (49.3%)
Aerospace & Defense (1.6%)
1,420	Honeywell International, Inc.	$140,963
64	L-3 Communications Holdings, Inc.	6,750
1,065	Lockheed Martin Corp.	214,257
533	Northrop Grumman Corp.	87,273
1,770	Raytheon Co.	181,531
79	Rockwell Collins, Inc.	6,466
2,053	Spirit AeroSystems Holdings, Inc.(a)	104,929
1,945	The Boeing Co.	254,172
32	TransDigm Group, Inc.(a)	7,355
350	United Technologies Corp.	32,064
		1,035,760
Air Freight & Logistics (0.1%)
491	Expeditors International of Washington, Inc.	24,044
102	FedEx Corp.	15,362
		39,406
Airlines (0.8%)
3,400	Alaska Air Group, Inc.	254,524
1,701	American Airlines Group, Inc.	66,305
2,283	Delta Air Lines, Inc.	99,950
860	Spirit Airlines, Inc.(a)	44,075
391	United Continental Holdings, Inc.(a)	22,275
		487,129
Auto Components (0.1%)
3,517	Gentex Corp.	54,514
219	Lear Corp.	22,511
		77,025
Automobiles (0.1%)
826	Thor Industries, Inc.	45,083
Banks (3.1%)
3,343	Bank of America Corp.	54,625
3,510	BB&T Corp.	129,589
97	Citigroup, Inc.	5,188
267	Comerica, Inc	11,748
1,025	East West Bancorp, Inc.	41,420
383	First Horizon National Corp.	5,565
5,016	First Niagara Financial Group, Inc.	46,398
13,905	FNB Corp.	174,647
5,031	JPMorgan Chase & Co.	322,486
847	KeyCorp	11,638
26	M&T Bank Corp.	3,074
470	PacWest Bancorp	20,041
2,454	People’s United Financial, Inc.	38,037
711	Popular, Inc.(a)	20,875
158	Signature Bank(a)	21,091
636	SVB Financial Group(a)	79,551
428	TCF Financial Corp.	6,643
3,017	The PNC Financial Services Group, Inc.	274,909
5,282	U.S. Bancorp	223,693
8,705	Wells Fargo & Co.	464,237
		1,955,455
Beverages (1.0%)
75	Brown-Forman Corp., Class B	7,358
1,029	Constellation Brands, Inc., Class A	131,712
114	Dr Pepper Snapple Group, Inc.	8,747
1,849	Molson Coors Brewing Co., Class B	125,898
595	Monster Beverage Corp.(a)	82,384
1,924	PepsiCo, Inc.	178,797
2,329	The Coca-Cola Co.	91,576
		626,472

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Biotechnology (1.3%)
580	Alexion Pharmaceuticals, Inc.(a)	$99,870
955	Amgen, Inc.	144,950
416	Biogen, Inc.(a)	123,677
798	BioMarin Pharmaceutical, Inc.(a)	103,134
507	Celgene Corp.(a)	59,867
1,817	Gilead Sciences, Inc.	190,911
87	Intercept Pharmaceuticals, Inc.(a)	16,509
813	Medivation, Inc.(a)	71,593
12	Regeneron Pharmaceuticals, Inc.(a)	6,162
		816,673
Building Products (0.1%)
642	A.O. Smith Corp.	41,415
403	Lennox International, Inc.	47,571
		88,986
Capital Markets (1.3%)
33	Affiliated Managers Group, Inc.(a)	6,153
363	BlackRock, Inc.	109,797
768	Eaton Vance Corp.	26,627
497	Federated Investors, Inc., Class B	15,407
230	Franklin Resources, Inc.	9,333
4,354	Golub Capital BDC, Inc.	73,060
1,406	Invesco Ltd.	47,958
516	Lazard Ltd., Class A	25,661
854	Legg Mason, Inc.	37,858
459	LPL Financial Holdings, Inc.	18,461
4,147	New Mountain Finance Corp.	61,376
364	Northern Trust Corp.	25,422
446	Raymond James Financial, Inc.	23,634
1,955	SEI Investments Co.	98,884
1,583	T. Rowe Price Group, Inc.	113,785
668	The Goldman Sachs Group, Inc.	125,984
1,076	Waddell & Reed Financial, Inc., Class A	42,039
		861,439
Chemicals (1.1%)
383	Airgas, Inc.	36,967
1,564	CF Industries Holdings, Inc.	89,742
1,193	Ecolab, Inc.	130,204
1,156	LyondellBasell Industries NV, Class A	98,699
171	Praxair, Inc.	18,083
71	Sigma-Aldrich Corp.	9,898
3,212	The Dow Chemical Co.	140,558
207	The Mosaic Co.	8,452
48	The Sherwin-Williams Co.	12,279
1,550	The Valspar Corp.	113,615
908	Westlake Chemical Corp.	50,149
		708,646
Commercial Services & Supplies (0.7%)
98	Cintas Corp.	8,329
7,282	Covanta Holding Corp.	144,184
5,251	Knoll, Inc.	125,604
530	Pitney Bowes, Inc.	10,499
840	Stericycle, Inc.(a)	118,558
973	Waste Management, Inc.	48,708
		455,882
Communications Equipment (0.9%)
15,668	Cisco Systems, Inc.	405,488
38	F5 Networks, Inc.(a)	4,614
872	Harris Corp.	66,987
161	Motorola Solutions, Inc.	10,436
37	Palo Alto Networks, Inc.(a)	6,076
1,543	QUALCOMM, Inc.	87,303
		580,904

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2015

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Construction & Engineering (0.0%)
516	Fluor Corp.	$23,540
Construction Materials (0.1%)
610	Eagle Materials, Inc.	49,916
Consumer Finance (0.2%)
2,322	Ally Financial, Inc.(a)	50,758
968	Navient Corp.	12,381
893	Santander Consumer USA Holdings, Inc.(a)	20,057
2,452	SLM Corp.(a)	20,793
		103,989
Containers & Packaging (0.3%)
1,151	Ball Corp.	75,862
1,316	Bemis Co., Inc.	55,825
1,410	Packaging Corp. of America	94,625
		226,312
Distributors (0.0%)
90	Genuine Parts Co.	7,514
386	LKQ Corp.(a)	11,576
		19,090
Diversified Financial Services (0.9%)
1,522	Berkshire Hathaway, Inc., Class B(a)	204,010
209	CBOE Holdings, Inc	13,221
1,608	CME Group, Inc.	151,860
826	Leucadia National Corp.	17,726
379	Moody’s Corp	38,775
2,360	The NASDAQ OMX Group, Inc.	120,808
1,179	Voya Financial, Inc.	50,791
		597,191
Diversified Telecommunication Services (0.5%)
4,785	AT&T, Inc.	158,863
3,811	CenturyLink, Inc.	103,049
719	Level 3 Communications, Inc.(a)	32,161
923	Verizon Communications, Inc.	42,467
		336,540
Electric Utilities (0.5%)
2,050	Edison International	119,885
934	Entergy Corp.	61,018
189	Eversource Energy	8,928
508	Exelon Corp.	15,626
646	Great Plains Energy, Inc.	16,098
486	ITC Holdings Corp	15,892
264	NextEra Energy, Inc.	25,980
2,198	Pepco Holdings, Inc.	50,510
1,131	PPL Corp.	35,050
		348,987
Electrical Equipment (0.2%)
427	Acuity Brands, Inc.	83,210
143	AMETEK, Inc.	7,696
159	Eaton Corp. PLC	9,073
192	Emerson Electric Co	9,162
80	Rockwell Automation, Inc.	8,946
		118,087
Electronic Equipment, Instruments & Components (0.5%)
183	Amphenol Corp., Class A	9,582
2,439	Avnet, Inc.	103,414
9,801	Corning, Inc.	168,675
204	Ingram Micro, Inc.	5,520
376	Knowles Corp.(a)	6,121
		293,312

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Energy Equipment & Services (0.8%)
232	Cameron International Corp.(a)	$15,488
769	Dril-Quip, Inc.(a)	53,015
299	Helmerich & Payne, Inc.	17,644
1,160	National Oilwell Varco, Inc.	49,103
134	Oceaneering International, Inc.	5,872
4,564	Patterson-UTI Energy, Inc.	74,301
612	Rowan Cos. PLC	10,998
3,492	RPC, Inc.	40,577
3,196	Schlumberger Ltd.	247,275
673	Seadrill Ltd.	5,411
		519,684
Food & Staples Retailing (1.5%)
1,150	Costco Wholesale Corp.	161,058
2,523	CVS Health Corp.	258,354
4,899	Sysco Corp.	195,323
7,189	The Kroger Co.	248,021
201	Walgreens Boots Alliance, Inc.	17,397
938	Wal-Mart Stores, Inc.	60,717
150	Whole Foods Market, Inc.	4,914
		945,784
Food Products (1.7%)
369	Archer-Daniels-Midland Co.	16,601
3,467	Bunge Ltd.	251,184
2,616	Cal-Maine Foods, Inc.	138,962
667	Campbell Soup Co.	32,009
354	General Mills, Inc.	20,093
1,916	Hormel Foods Corp.	117,068
37	Mead Johnson Nutrition Co.	2,899
2,817	Mondelez International, Inc., Class A	119,328
2,544	Pinnacle Foods, Inc.	114,073
1,548	The Hain Celestial Group, Inc.(a)	94,211
87	The Hershey Co.	7,788
293	The WhiteWave Foods Co.(a)	13,519
4,320	Tyson Foods, Inc., Class A	182,650
		1,110,385
Gas Utilities (0.1%)
678	Atmos Energy Corp.	37,148
799	Questar Corp.	15,429
740	UGI Corp.	25,219
		77,796
Health Care Equipment & Supplies (1.0%)
884	Abbott Laboratories	40,036
323	Baxter International, Inc.	12,419
44	C.R. Bard, Inc.	8,527
1,024	DENTSPLY International, Inc.	53,668
663	Edwards Lifesciences Corp.(a)	93,403
481	Hill-Rom Holdings, Inc.	25,416
22	Intuitive Surgical, Inc.(a)	11,241
1,329	Medtronic PLC	96,073
630	Sirona Dental Systems, Inc.(a)	60,089
3,444	Smith & Nephew PLC ADR	123,364
1,509	St. Jude Medical, Inc.	106,853
118	The Cooper Cos., Inc.	19,166
		650,255
Health Care Providers & Services (1.3%)
660	Anthem, Inc.	93,093
1,919	Brookdale Senior Living, Inc.(a)	52,619
408	Centene Corp.(a)	25,182
160	Cigna Corp.	22,526
888	Community Health Systems, Inc.(a)	47,686
246	Express Scripts Holding Co.(a)	20,566
321	HCA Holdings, Inc.(a)	27,805

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2015

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Health Care Providers & Services, continued:
50	Henry Schein, Inc.(a)	$6,841
60	Laboratory Corp. of America Holdings(a)	7,069
818	LifePoint Health, Inc.(a)	63,910
613	McKesson Corp.	121,116
755	Patterson Cos., Inc.	34,602
2,161	UnitedHealth Group, Inc.	250,027
1,812	VCA, Inc.(a)	100,348
		873,390
Health Care Technology (0.1%)
2,118	Allscripts Healthcare Solutions, Inc.(a)	29,165
178	Cerner Corp.(a)	10,993
		40,158
Hotels, Restaurants & Leisure (1.0%)
1,835	Brinker International, Inc.	97,494
61	Chipotle Mexican Grill, Inc.(a)	43,311
290	Hyatt Hotels Corp.(a)	14,857
1,574	Marriott International, Inc., Class A	111,219
569	McDonald’s Corp.	54,066
2,864	Six Flags Entertainment Corp.	128,794
3,051	Starbucks Corp.	166,919
675	Wyndham Worldwide Corp.	51,624
		668,284
Household Durables (0.8%)
654	GoPro, Inc., Class A(a)	30,470
1,274	Harman International Industries, Inc.	124,521
1,712	Jarden Corp.(a)	87,894
2,557	Leggett & Platt, Inc.	113,582
71	NVR, Inc.(a)	107,916
1,810	Toll Brothers, Inc.(a)	66,916
287	Tupperware Brands Corp.	14,703
		546,002
Household Products (0.4%)
501	Church & Dwight Co., Inc.	43,226
537	Colgate-Palmolive Co.	33,729
216	Kimberly-Clark Corp.	23,010
78	The Clorox Co.	8,671
1,756	The Procter & Gamble Co.	124,098
		232,734
Independent Power and Renewable Electricity Producers (0.1%)
3,245	AES Corp.	38,940
1,326	Calpine Corp.(a)	21,136
		60,076
Industrial Conglomerates (0.8%)
1,275	3M Co.	181,230
402	Carlisle Cos., Inc.	40,481
2,014	Danaher Corp.	175,258
3,670	General Electric Co.	91,089
60	Roper Technologies, Inc.	9,725
		497,783
Insurance (1.7%)
139	Aflac, Inc.	8,145
1,944	American International Group, Inc.	117,302
604	Aspen Insurance Holdings Ltd.	27,730
2,679	Assured Guaranty Ltd.	67,672
349	Cincinnati Financial Corp.	18,263
429	Endurance Specialty Holdings Ltd.	27,349
98	Everest Re Group Ltd.	17,229
1,781	FNF Group	64,846
451	Lincoln National Corp.	22,906
1,306	Marsh & McLennan Cos., Inc.	70,171
727	PartnerRe Ltd.	100,623

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Insurance, continued:
2,173	Principal Financial Group, Inc.	$109,411
1,052	Prudential Financial, Inc.	84,896
1,140	The Allstate Corp.	66,439
562	The Chubb Corp.	67,895
505	The Hanover Insurance Group, Inc.	39,845
1,446	The Hartford Financial Services Group, Inc.	66,444
349	The Progressive Corp.	10,456
153	W.R. Berkley Corp.	8,305
2,411	XL Group PLC	89,906
		1,085,833
Internet & Catalog Retail (0.0%)
16	The Priceline Group, Inc.(a)	19,978
Internet Software & Services (1.6%)
54	Akamai Technologies, Inc.(a)	3,851
4,676	Facebook, Inc., Class A(a)	418,174
251	Google, Inc., Class A(a)	162,603
371	Google, Inc., Class C(a)	229,371
277	IAC/InterActiveCorp.	19,335
793	Pandora Media, Inc.(a)	14,226
1,801	VeriSign, Inc.(a)	124,161
2,164	Yahoo!, Inc.(a)	69,767
		1,041,488
IT Services (1.5%)
373	Accenture PLC, Class A	35,163
18	Alliance Data Systems Corp.(a)	4,629
593	Amdocs Ltd.	33,926
204	Automatic Data Processing, Inc.	15,773
2,306	Broadridge Financial Solutions, Inc.	121,734
363	Cognizant Technology Solutions Corp., Class A(a)	22,847
745	DST Systems, Inc.	76,303
758	Fidelity National Information Services, Inc.	52,347
1,472	Fiserv, Inc.(a)	125,517
55	FleetCor Technologies, Inc.(a)	8,204
171	International Business Machines Corp.	25,289
560	Leidos Holdings, Inc.	23,565
594	MasterCard, Inc., Class A	54,868
878	Paychex, Inc.	39,211
1,339	Total System Services, Inc.	61,366
2,819	Visa, Inc., Class A	200,996
1,128	Xerox Corp.	11,472
		913,210
Leisure Products (0.0%)
657	Vista Outdoor, Inc.(a)	30,721
Life Sciences Tools & Services (0.7%)
198	Agilent Technologies, Inc.	7,189
240	Bio-Rad Laboratories, Inc.(a)	33,439
183	Charles River Laboratories International, Inc.(a)	12,607
260	Illumina, Inc.(a)	51,379
757	QIAGEN NV(a)	19,849
1,666	Quintiles Transnational Holdings, Inc.(a)	124,134
1,257	Thermo Fisher Scientific, Inc.	157,590
187	VWR Corp.(a)	4,909
769	Waters Corp.(a)	93,341
		504,437
Machinery (1.0%)
400	Crane Co.	21,016
108	Cummins, Inc.	13,149

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2015

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Machinery, continued:
90	Deere & Co.	$7,360
897	Flowserve Corp.	40,482
2,664	Hillenbrand, Inc.	71,821
380	Illinois Tool Works, Inc.	32,121
1,199	ITT Corp.	44,855
4,227	Joy Global, Inc.	102,378
164	Lincoln Electric Holdings, Inc.	9,619
1,413	Oshkosh Corp.	59,417
211	PACCAR, Inc.	12,443
82	Parker-Hannifin Corp.	8,828
127	Snap-on, Inc.	20,291
532	The Middleby Corp.(a)	57,749
458	Trinity Industries, Inc.	12,361
1,202	Wabtec Corp.	115,103
		628,993
Media (1.7%)
1,692	AMC Networks, Inc., Class A(a)	122,467
3,139	Cablevision Systems Corp., Class A	79,009
207	CBS Corp., Class B	9,365
3,326	Cinemark Holdings, Inc.	118,239
4,884	Comcast Corp., Class A	275,117
1,365	Sirius XM Holdings, Inc.(a)	5,207
462	TEGNA, Inc.	10,991
394	The Madison Square Garden Co., Class A(a)	27,753
2,616	The Walt Disney Co.	266,518
1,483	Thomson Reuters Corp.	57,570
1,333	Time Warner, Inc.	94,776
2,072	Twenty-First Century Fox, Inc., Class A	56,752
		1,123,764
Metals & Mining (0.2%)
1,684	Compass Minerals International, Inc.	136,404
Multiline Retail (0.6%)
362	Big Lots, Inc.	17,372
1,816	Dollar General Corp.	135,274
977	Dollar Tree, Inc.(a)	74,506
265	Nordstrom, Inc.	19,313
1,965	Target Corp.	152,701
		399,166
Multi-Utilities (0.3%)
403	Alliant Energy Corp.	22,838
77	DTE Energy Co.	6,011
300	Public Service Enterprise Group, Inc.	12,075
450	Sempra Energy	42,683
2,153	WEC Energy Group, Inc.	102,590
		186,197
Oil, Gas & Consumable Fuels (2.3%)
2,504	EOG Resources, Inc.	196,088
5,301	EP Energy Corp., Class A(a)	37,584
289	EQT Corp.	22,490
6,866	Exxon Mobil Corp.	516,598
1,061	Kinder Morgan, Inc.	34,387
9,708	Laredo Petroleum, Inc.(a)	98,925
1,342	Marathon Oil Corp.	23,203
380	Marathon Petroleum Corp.	17,978
2,765	Murphy Oil Corp.	85,715
1,637	Occidental Petroleum Corp.	119,517
248	Phillips 66	19,609
885	QEP Resources, Inc.	12,425
2,315	Range Resources Corp.	89,405
693	SM Energy Co.	25,433

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Oil, Gas & Consumable Fuels, continued:
3,669	The Williams Cos., Inc.	$176,846
3,736	WPX Energy, Inc.(a)	27,310
		1,503,513
Paper & Forest Products (0.3%)
1,565	Domtar Corp.	62,929
2,814	International Paper Co.	121,396
		184,325
Personal Products (0.1%)
11,315	Avon Products, Inc.	58,725
125	The Estee Lauder Cos., Inc., Class A	9,971
		68,696
Pharmaceuticals (1.9%)
1,267	AbbVie, Inc.	79,073
399	Allergan PLC(a)	121,192
4,188	Bristol-Myers Squibb Co.	249,060
442	Eli Lilly & Co.	36,399
2,460	Johnson & Johnson	231,191
4,630	Merck & Co., Inc.	249,325
4,348	Pfizer, Inc.	140,093
2,761	Roche Holding AG ADR	94,302
894	Zoetis, Inc.	40,114
		1,240,749
Professional Services (0.2%)
71	Equifax, Inc.	6,951
2,372	Robert Half International, Inc.	121,043
100	Verisk Analytics, Inc., Class A(a)	7,308
		135,302
Real Estate Investment Trusts (1.3%)
251	American Tower Corp.	23,140
1,360	Annaly Capital Management, Inc.	13,682
215	Apartment Investment & Management Co., Class A	7,746
79	AvalonBay Communities, Inc.	13,040
3,790	Chesapeake Lodging Trust	109,569
477	Columbia Property Trust, Inc.	10,198
2,022	Crown Castle International Corp.	168,614
1,129	Douglas Emmett, Inc.	31,194
216	Equity Residential	15,390
26	Essex Property Trust, Inc.	5,580
5,629	General Growth Properties, Inc.	142,864
208	Health Care REIT, Inc.	13,177
180	Home Properties, Inc.	13,358
279	Host Hotels & Resorts, Inc.	4,947
78	Lamar Advertising Co.	4,161
97	Post Properties, Inc.	5,370
367	Public Storage	73,866
535	Regency Centers Corp.	31,731
185	Simon Property Group, Inc.	33,174
1,057	SL Green Realty Corp.	109,410
197	Ventas, Inc.	10,839
232	Weingarten Realty Investors	7,340
		848,390
Real Estate Management & Development (0.5%)
746	CBRE Group, Inc., Class A(a)	23,887
1,243	Jones Lang LaSalle, Inc.	185,045
2,955	Realogy Holdings Corp.(a)	119,087
		328,019
Road & Rail (0.2%)
148	CSX Corp.	4,052
1,450	Old Dominion Freight Line, Inc.(a)	96,411
687	Union Pacific Corp.	58,903
		159,366

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2015

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Semiconductors & Semiconductor Equipment (1.4%)
179	Altera Corp.	$8,690
90	Broadcom Corp.	4,650
376	Cree, Inc.(a)	10,235
6,311	Intel Corp.	180,116
4,244	Lam Research Corp.	308,837
2,890	Microchip Technology, Inc.	122,825
305	Micron Technology, Inc.(a)	5,005
2,127	ON Semiconductor Corp.(a)	20,323
1,218	Skyworks Solutions, Inc.	106,392
3,490	Texas Instruments, Inc.	166,962
		934,035
Software (1.7%)
4,713	Activision Blizzard, Inc.	134,933
1,684	CA, Inc.	45,956
1,113	Cadence Design Systems, Inc.(a)	22,282
1,469	Check Point Software Technologies Ltd. (a)	114,597
187	Electronic Arts, Inc.(a)	12,370
180	FactSet Research Systems, Inc.	28,426
12,167	Microsoft Corp.	529,507
1,984	Oracle Corp.	73,587
1,153	Salesforce.com, inc.(a)	79,972
615	Solera Holdings, Inc.	29,625
119	Synopsys, Inc.(a)	5,585
		1,076,840
Specialty Retail (1.9%)
43	Advance Auto Parts, Inc.	7,536
60	AutoZone, Inc.(a)	42,959
1,255	Best Buy Co., Inc.	46,109
323	Dick’s Sporting Goods, Inc.	16,192
4,038	Foot Locker, Inc.	285,849
1,157	L Brands, Inc.	97,072
423	Lowe’s Cos., Inc.	29,259
84	Murphy USA, Inc.(a)	4,293
466	O’Reilly Automotive, Inc.(a)	111,873
1,224	Ross Stores, Inc.	59,511
853	The Home Depot, Inc.	99,340
1,611	The TJX Cos., Inc.	113,286
55	Tractor Supply Co.	4,692
1,451	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	229,389
1,399	Williams-Sonoma, Inc.	106,366
		1,253,726
Technology Hardware, Storage & Peripherals (1.9%)
8,457	Apple, Inc.	953,612
5,232	EMC Corp.	130,120
141	NetApp, Inc.	4,506
2,177	Seagate Technology PLC	111,897
		1,200,135
Textiles, Apparel & Luxury Goods (0.4%)
1,079	Hanesbrands, Inc.	32,489
403	NIKE, Inc., Class B	45,035
36	Ralph Lauren Corp.	4,003
106	Under Armour, Inc.(a)	10,126
2,126	VF Corp.	153,986
		245,639
Thrifts & Mortgage Finance (0.3%)
6,604	New York Community Bancorp, Inc.	116,626
3,472	Oritani Financial Corp.	52,358
		168,984

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Tobacco (0.3%)
2,272	Altria Group, Inc.	$121,734
920	Philip Morris International, Inc.	73,416
		195,150
Trading Companies & Distributors (0.2%)
483	Fastenal Co	18,615
1,798	MRC Global, Inc.(a)	23,356
932	MSC Industrial Direct Co., Inc., Class A	63,087
40	W.W. Grainger, Inc.	8,938
		113,996
Water Utilities (0.1%)
1,389	American Water Works Co., Inc.	72,145
Wireless Telecommunication Services (0.0%)
29	SBA Communications Corp.(a)	3,428
Total Common Stocks		31,920,784

Asset Backed Securities (2.0%)
$198,843	ACS Pass Through Trust, Series 2007-1A, Class G1, 0.50%, 6/14/37(b)(c)	193,872
413,341	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 0.91%, 10/25/34(b)	406,701
65,693	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(b)	68,987
140,703	Nations Equipment Finance Funding LLC, Series 2014-1A, Class A, 1.56%, 7/20/18(c)	140,538
45,782	Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A7, 5.47%, 9/25/33(b)	47,191
17,690	Residential Funding Mortgage Securities, Series 2004-HI1, Class A5, 5.68%, 4/25/29(b)	18,965
161,796	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A5, 5.08%, 5/25/35(b)	163,537
271,560	Saxon Asset Securities Trust, Series 2003-3, Class AF5, 5.06%, 12/25/33(b)	274,156
Total Asset Backed Securities		1,313,947

Mortgage Backed Securities† (15.7%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.4%)
316,402	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 2.60%, 4/25/37(b)	235,675
24,367	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 5.32%, 10/25/33(b)	24,671
		260,346
Alt-A - Fixed Rate Mortgage Backed Securities (2.7%)
125,754	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35	116,312
155,305	Bank of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.00%, 11/25/34	161,338
133,459	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	117,725

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$62,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A9, 5.00%, 8/25/33	$64,750
148,000	Countrywide Alternative Loan Trust, Series 2003-15T2, Class A10, 5.00%, 8/25/33	146,519
45,486	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35	36,420
114,205	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	107,013
21,562	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37	19,438
48,247	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34	50,718
7,763	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	7,936
151,174	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36(b)	127,558
13,053	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	13,602
107,807	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34	110,340
107,169	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	115,090
152,513	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(b)	155,004
40,255	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(b)	36,786
189,845	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(b)	102,327
16,220	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	16,246
22,653	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	19,536
122,208	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	110,119
55,799	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	45,217
81,765	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class CB14, 5.50%, 7/25/35	80,007
		1,760,001
Prime Adjustable Rate Mortgage Backed Securities (0.3%)
26,510	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 2.81%, 9/25/34(b)	22,453
19,470	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 4.56%, 7/25/37(b)	17,917

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$77,366	Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1, 5.51%, 5/26/37(b)(c)	$78,861
46,761	JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37(b)(c)	47,902
		167,133
Prime Fixed Mortgage Backed Securities (1.9%)
308,111	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.41%, 9/25/35(b)	260,523
57,883	Bank of America Funding Corp., Series 2006-4, Class A14, 6.00%, 7/25/36	51,627
14,221	Bank of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	14,527
44,863	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.61%, 5/25/35(b)	43,673
205,635	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34	216,685
11,487	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	11,591
17,462	Countrywide Alternative Loan Trust, Series 2005-J8, Class 1A6, 5.50%, 7/25/35	2,490
88,859	Countrywide Home Loans, Series 2005-22, Class 2A1, 2.46%, 11/25/35(b)	75,353
59,089	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	59,510
71,212	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	72,209
71,544	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	61,374
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35	38,441
38,031	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36	25,184
3,604	GSR Mortgage Loan Trust, Series 2006-10F, Class 5A1, 6.00%, 1/25/27	3,303
34,699	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36	31,326
2,915	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	3,022
10,975	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	11,288
62,436	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.66%, 9/25/33(b)	36,222
31,050	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31	32,781
145,910	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	142,509

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2015

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$2,292	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	$2,289
30,977	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36	29,512
		1,225,439
U.S. Government Agency Mortgage Backed Securities (10.4%)
240,166	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	234,394
264,979	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	265,192
194,414	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	191,320
198,573	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	194,924
397,168	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(b)	397,111
82,276	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	83,618
324,267	Fannie Mae, Series 2015-22, Class EC, 2.50%, 4/25/45	330,995
117,648	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	121,508
86,971	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	89,774
366,041	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	369,647
24,513	Fannie Mae, Series 2002-T6, Class A1, 3.31%, 2/25/32	24,880
64,474	Fannie Mae, 4.00%, 4/1/25, Pool #AD3828	68,649
2,248	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	2,260
72,175	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	76,219
39,584	Fannie Mae, 4.50%, 4/1/35, Pool #814522	43,124
834	Fannie Mae, 5.00%, 3/1/18, Pool #681351	868
31,047	Fannie Mae, 5.50%, 10/1/35, Pool #838584	34,702
3,780	Fannie Mae, 6.00%, 5/1/35, Pool #357778	4,285
5,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	5,589
182,574	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	178,708
16,268	Freddie Mac, 1.85%, 6/1/28, Pool #605508(b)	16,360
282,140	Freddie Mac, Series 4486, Class A, 2.00%, 12/15/38	283,012
189,468	Freddie Mac, Series 3747, Class HK, 2.50%, 7/15/37	194,666
186,487	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	187,125
307,357	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	309,416
248,088	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	254,048
57,297	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	58,281

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$312,691	Freddie Mac, Series 3913, Class UE, 3.00%, 9/15/40	$318,531
38,148	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	38,614
244,677	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	250,424
372,174	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	382,563
217,515	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	224,775
147,834	Freddie Mac, Series 4051, Class YD, 3.50%, 3/15/41	154,507
465,343	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	491,539
401,563	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	422,577
22,009	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	22,815
987	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	1,028
2,486	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	2,590
3,027	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	3,389
5,011	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	5,542
10,599	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	12,158
55,668	Freddie Mac, 7.50%, 12/15/22	62,310
155,293	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	156,210
87,869	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	79,548
1,957	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	2,198
46,059	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	52,313
2,379	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	2,441
12,370	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	13,745
		6,720,492
Total Mortgage Backed Securities		10,133,411

Corporate Bonds (1.9%)
Capital Markets (0.2%)
350,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (d)	35
194,797	Preferred Term Securities XX, Class B-2, 0.74%, 3/22/38, Continuously Callable @ 100 (b)(c)	119,801
121,963	Preferred Term Securities XXIII, 0.00%, 12/22/36 (e)(f)	4,421
		124,257
Diversified Financial Services (0.5%)
325,000	BP Capital Markets PLC, 2.75%, 5/10/23	308,774
Internet Software & Services (0.4%)
300,000	eBay, Inc., 0.78%, 8/1/19 (b)	290,317

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Concluded
August 31, 2015

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
IT Services (0.8%)
$500,000	International Business Machines Corp., 1.63%, 5/15/20	$488,656
Total Corporate Bonds		1,212,004

Taxable Municipal Bonds (0.9%)
Illinois (0.7%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, Build America Bonds, 6.29%, 1/1/21, Callable 1/1/19 @ 100*	164,874
300,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	301,107
		465,981
Missouri (0.2%)
100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	101,313
Total Taxable Municipal Bonds		567,294

U.S. Government Agency Securities (3.4%)
Fannie Mae
250,000	1.63%, 10/26/15	250,542
500,000	2.00%, 4/17/28, Callable 4/17/16 @ 100*(g)	503,784
325,000	3.00%, 3/27/28, Callable 9/27/15 @ 100*(b)	322,719
500,000	5.00%, 2/13/17	530,532
		1,607,577
Fannie Mae Strips
300,000	6.58%, 11/15/16 (h)	296,594

Shares or Principal Amount	Security Description	Value

U.S. Government Agency Securities, continued:
Federal Home Loan Bank
$300,000	1.00%, 3/19/25, Callable 9/19/15 @ 100*(b)(g)	$299,827
Total U.S. Government Agency Securities		2,203,998

U.S. Treasury Obligations (18.9%)
U.S. Treasury Bonds
2,993,000	3.00%, 11/15/44	3,021,060
U.S. Treasury Inflation Index Notes
1,131,000	0.38%, 7/15/25	1,116,475
U.S. Treasury Notes
1,000,000	0.25%, 2/29/16	999,779
700,000	0.63%, 7/31/17	698,824
1,950,000	0.88%, 7/15/18	1,940,858
1,560,000	1.38%, 4/30/20	1,551,083
800,000	1.75%, 4/30/22	792,062
2,140,000	2.00%, 2/15/25	2,102,522
		8,085,128
Total U.S. Treasury Obligations		12,222,663

Investment Companies (5.3%)
21,320	iShares MSCI EAFE Index Fund	1,278,560
63,779	iShares MSCI Emerging Markets Index Fund	2,158,282
Total Investment Companies		3,436,842

Investment in Affiliates (2.6%)
1,082,829	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(i)	1,082,829
73,409	Cavanal Hill World Energy Fund, Institutional Class	630,789
Total Investment in Affiliates		1,713,618

Total Investments (Cost $57,782,923)(j) — 100.0%		64,724,561
Other assets in excess of liabilities — 0.0%		15,519
Net Assets — 100.0%		$64,740,080

(a)	Non-income producing security.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Issuer has defaulted on the payment of interest.
(e)	Rate represents the effective yield at purchase.
(f)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2015, illiquid securities were 0.0% of the Fund’s net assets.
(g)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2015.
(h)	The rate presented is the effective yield at August 31, 2015.
(i)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(j)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ADR	American Depositary Receipt
GO	General Obligation
MAC	Municipal Assurance Corp.
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Large Cap Equity Fund

Schedule of Portfolio Investments
August 31, 2015

Shares	Security Description	Value

Common Stocks (98.3%)
Aerospace & Defense (3.4%)
6,723	Honeywell International, Inc.	$667,392
3,778	The Boeing Co.	493,709
		1,161,101
Airlines (2.9%)
10,214	American Airlines Group, Inc.	398,142
13,299	Delta Air Lines, Inc.	582,230
		980,372
Banks (5.7%)
11,146	JPMorgan Chase & Co.	714,459
8,477	The PNC Financial Services Group, Inc.	772,424
11,380	U.S. Bancorp	481,943
		1,968,826
Biotechnology (3.3%)
4,643	BioMarin Pharmaceutical, Inc.(a)	600,061
4,959	Gilead Sciences, Inc.	521,042
		1,121,103
Capital Markets (5.8%)
2,097	BlackRock, Inc.	634,280
8,630	T. Rowe Price Group, Inc.	620,324
3,882	The Goldman Sachs Group, Inc.	732,145
		1,986,749
Chemicals (3.8%)
6,047	Ecolab, Inc.	659,970
14,762	The Dow Chemical Co.	645,985
		1,305,955
Commercial Services & Supplies (1.9%)
4,586	Stericycle, Inc.(a)	647,268
Communications Equipment (2.2%)
28,686	Cisco Systems, Inc.	742,394
Diversified Financial Services (1.0%)
2,476	Berkshire Hathaway, Inc., Class B(a)	331,883
Energy Equipment & Services (1.7%)
7,514	Schlumberger Ltd.	581,358
Food & Staples Retailing (4.4%)
5,192	Costco Wholesale Corp.	727,140
7,643	CVS Health Corp.	782,643
		1,509,783
Food Products (3.6%)
16,449	Mondelez International, Inc., Class A	696,779
9,044	The Hain Celestial Group, Inc.(a)	550,418
		1,247,197
Health Care Equipment & Supplies (3.8%)
19,956	Smith & Nephew PLC ADR	714,824
8,406	St. Jude Medical, Inc.	595,229
		1,310,053
Health Care Providers & Services (1.6%)
2,830	McKesson Corp.	559,151
Hotels, Restaurants & Leisure (1.7%)
10,435	Starbucks Corp.	570,899
Household Durables (2.6%)
9,944	Jarden Corp.(a)	510,525
10,162	Toll Brothers, Inc.(a)	375,689
		886,214

Shares	Security Description	Value

Common Stocks, continued:
Industrial Conglomerates (2.4%)
9,612	Danaher Corp.	$836,436
Insurance (2.1%)
11,708	American International Group, Inc.	706,461
Internet Software & Services (6.5%)
9,406	Facebook, Inc., Class A(a)	841,179
486	Google, Inc., Class A(a)	314,841
1,142	Google, Inc., Class C(a)	706,042
12,552	Yahoo!, Inc.(a)	404,676
		2,266,738
Life Sciences Tools & Services (4.3%)
9,658	Quintiles Transnational Holdings, Inc.(a)	719,618
6,158	Thermo Fisher Scientific, Inc.	772,028
		1,491,646
Machinery (1.1%)
4,094	Wabtec Corp.	392,041
Media (5.8%)
7,185	AMC Networks, Inc., Class A(a)	520,050
11,151	Comcast Corp., Class A	628,136
8,774	The Walt Disney Co.	893,895
		2,042,081
Multiline Retail (3.5%)
10,474	Dollar General Corp.	780,208
5,708	Dollar Tree, Inc.(a)	435,292
		1,215,500
Oil, Gas & Consumable Fuels (2.2%)
9,712	EOG Resources, Inc.	760,547
Pharmaceuticals (2.1%)
2,331	Allergan PLC(a)	708,018
Semiconductors & Semiconductor Equipment (2.4%)
17,107	Texas Instruments, Inc.	818,399
Software (6.9%)
27,312	Activision Blizzard, Inc.	781,943
8,516	Check Point Software Technologies Ltd. (a)	664,333
10,616	Microsoft Corp.	462,008
6,681	Salesforce.com, inc.(a)	463,394
		2,371,678
Specialty Retail (1.4%)
7,037	The TJX Cos., Inc.	494,842
Technology Hardware, Storage & Peripherals (5.8%)
10,871	Apple, Inc.	1,225,814
30,432	EMC Corp.	756,844
		1,982,658
Textiles, Apparel & Luxury Goods (2.4%)
11,214	VF Corp.	812,230
Total Common Stocks		33,809,581

Investment in Affiliates (2.3%)
787,881	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(b)	787,881
Total Investment in Affiliates		787,881

Total Investments (Cost $27,368,987)(c) — 100.6%		34,597,462
Liabilities in excess of other assets — (0.6)%		(198,777)
Net Assets — 100.0%		$34,398,685

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

ADR	American Depositary Receipt

See notes to financial statements.

CAVANAL HILL FUNDS
Opportunistic Fund

Schedule of Portfolio Investments
August 31, 2015

Shares or Principal Amount	Security Description	Value

Common Stocks (84.4%)
Aerospace & Defense (2.3%)
3,193	Lockheed Martin Corp.	$642,368
Airlines (2.2%)
14,001	Delta Air Lines, Inc.	612,964
Banks (7.7%)
38,625	FNB Corp.	485,130
8,570	JPMorgan Chase & Co.	549,338
14,914	Southern National Bancorp of Virginia, Inc.	169,721
12,655	U.S. Bancorp	535,939
23,323	Umpqua Holdings Corp.	389,727
		2,129,855
Biotechnology (4.1%)
1,363	Biogen, Inc.(a)	405,220
3,109	BioMarin Pharmaceutical, Inc.(a)	401,807
4,668	KYTHERA Biopharmaceuticals, Inc.(a)	348,793
		1,155,820
Construction Materials (1.4%)
7,285	US Concrete, Inc.(a)	377,217
Energy Equipment & Services (3.6%)
7,618	Baker Hughes, Inc.	426,608
8,800	Cameron International Corp.(a)	587,488
		1,014,096
Food & Staples Retailing (2.3%)
16,374	Sysco Corp.	652,831
Food Products (1.4%)
6,557	The Hain Celestial Group, Inc.(a)	399,059
Gas Utilities (1.8%)
56,059	Gas Natural, Inc.	499,486
Health Care Equipment & Supplies (4.3%)
32,840	Smith & Nephew PLC ADR	1,176,329
Health Care Providers & Services (5.3%)
3,799	Cigna Corp.	534,861
2,550	Humana, Inc.	466,115
4,167	Laboratory Corp. of America Holdings(a)	490,914
		1,491,890
Hotels, Restaurants & Leisure (1.4%)
8,779	Six Flags Entertainment Corp.	394,792
Household Durables (2.4%)
30,319	Century Communities, Inc.(a)	667,018
Internet & Catalog Retail (1.8%)
43,088	Orbitz Worldwide, Inc.(a)	494,219
Internet Software & Services (4.0%)
7,323	Facebook, Inc., Class A(a)	654,896
755	Google, Inc., Class C(a)	466,779
		1,121,675
Leisure Products (4.9%)
88,865	Black Diamond, Inc.(a)	662,044
53,692	Performance Sports Group Ltd.(a)	696,922
		1,358,966
Life Sciences Tools & Services (1.4%)
3,208	Thermo Fisher Scientific, Inc.	402,187

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Machinery (2.2%)
14,647	Oshkosh Corp.	$615,906
Media (4.5%)
9,860	AMC Networks, Inc., Class A(a)	713,667
5,301	The Walt Disney Co.	540,066
		1,253,733
Oil, Gas & Consumable Fuels (1.3%)
9,351	Williams Partners LP	372,637
Pharmaceuticals (1.4%)
2,141	Perrigo Co. PLC	391,739
Professional Services (1.7%)
12,990	On Assignment, Inc.(a)	467,380
Real Estate Investment Trusts (1.7%)
6,417	Home Properties, Inc.	476,206
Semiconductors & Semiconductor Equipment (10.8%)
25,356	Altera Corp.	1,231,034
166,643	Atmel Corp.	1,361,473
4,780	NXP Semiconductors NV(a)	404,627
		2,997,134
Software (4.3%)
20,102	Activision Blizzard, Inc.	575,520
7,788	Check Point Software Technologies Ltd. (a)	607,542
		1,183,062
Technology Hardware, Storage & Peripherals (2.0%)
5,044	Apple, Inc.	568,761
Textiles, Apparel & Luxury Goods (2.2%)
8,393	VF Corp.	607,905
Total Common Stocks		23,525,235

Corporate Bonds (6.0%)
Energy Equipment & Services (2.9%)
$933,000	Atwood Oceanics, Inc., 6.50%, 2/1/20, Callable 2/1/16 @ 103 *	797,715
Household Durables (3.1%)
933,000	Century Communities, Inc., 6.88%, 5/15/22, Callable 5/15/17 @ 105 *	889,849
Total Corporate Bonds		1,687,564

Convertible Bond (1.3%)
Health Care Equipment & Supplies (1.3%)
382,000	Insulet Corp., 2.00%, 6/15/19, Callable 6/20/18 @ 100 *	367,436
Total Convertible Bond		367,436

Exchange Traded Notes (3.3%)
36,050	VelocityShares Daily Inverse VIX Short-Term ETN, linked to the S&P 500 VIX Short-Term Futures Index, due 12/4/30	924,322
Total Exchange Traded Notes		924,322

Investment in Affiliates (14.8%)
4,142,121	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(b)	4,142,121
Total Investment in Affiliates		4,142,121

Total Investments (Cost $30,623,278)(c) — 109.8%		30,646,678
Liabilities in excess of other assets — (9.8)%		(2,734,462)
Net Assets — 100.0%		$27,912,216

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
ADR	American Depositary Receipt
ETN	Exchange Traded Note

See notes to financial statements.

CAVANAL HILL FUNDS

World Energy Fund

Schedule of Portfolio Investments

August 31, 2015

Shares or Principal Amount	Security Description	Value

Common Stocks (81.1%)
Airlines (1.7%)
22,000	Delta Air Lines, Inc.	$963,160
Building Products (0.8%)
20,000	AAON, Inc.	413,600
Chemicals (4.1%)
9,000	Ecolab, Inc.	982,260
29,494	The Dow Chemical Co.	1,290,657
		2,272,917
Commercial Services & Supplies (1.5%)
40,000	Covanta Holding Corp.	792,000
Construction & Engineering (1.7%)
49,445	Primoris Services Corp.	908,305
Electric Utilities (1.0%)
1,606	Cleco Corp.	86,050
6,957	Companhia Paranaense de Energia-Copel ADR	58,300
4,047	CPFL Energia SA ADR	35,249
597	Duke Energy Corp.	42,333
886	Empresa Distribuidora y Comercializadora Norte SA ADR(a)	11,615
9,482	Enersis SA ADR	131,610
4,005	Korea Electric Power Corp. ADR	81,782
459	NextEra Energy, Inc.	45,170
402	The Southern Co.	17,451
		509,560
Electrical Equipment (2.0%)
60,000	Vestas Wind Systems A/S ADR	1,076,100
Electronic Equipment, Instruments & Components (0.2%)
26,000	ClearSign Combustion Corp.(a)	128,960
Energy Equipment & Services (17.1%)
30,000	Atwood Oceanics, Inc.	573,300
22,629	Baker Hughes, Inc.	1,267,224
20,906	Cameron International Corp.(a)	1,395,684
10,000	Core Laboratories NV	1,156,800
4,829	Ensco PLC ADR, Class A	87,453
26,000	FMC Technologies, Inc.(a)	904,280
1,410	Halliburton Co.	55,484
2,198	Helmerich & Payne, Inc.	129,704
103,000	Nabors Industries Ltd.	1,188,620
14,188	Schlumberger Ltd.	1,097,726
45,077	Technip SA ADR	622,289
7,097	Transocean Ltd.	100,990
70,000	Weatherford International PLC(a)	710,500
		9,290,054
Gas Utilities (0.6%)
917	Atmos Energy Corp.	50,242
1,080	Northwest Natural Gas Co.	47,498
2,067	ONE Gas, Inc.	88,819
857	Piedmont Natural Gas Co., Inc.	33,063
1,878	The Laclede Group, Inc.	99,422
		319,044
Independent Power and Renewable Electricity Producers (0.4%)
4,607	AES Corp.	55,284
2,422	Calpine Corp.(a)	38,607
677	Huaneng Power International, Inc. ADR	30,682
2,323	NRG Energy, Inc.	46,274
		170,847
Marine (1.0%)
8,000	Kirby Corp.(a)	564,240
Multi-Utilities (1.1%)
1,288	Consolidated Edison, Inc.	81,028

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Multi-Utilities, continued:
1,740	Dominion Resources, Inc.	$121,365
4,082	National Grid PLC ADR	270,147
49	PG&E Corp.	2,429
1,256	Sempra Energy	119,132
652	Veolia Environnement SA ADR	14,223
		608,324
Oil, Gas & Consumable Fuels (43.6%)
8,327	Anadarko Petroleum Corp.	596,047
3,632	Cameco Corp.	51,066
12,239	Chevron Corp.	991,237
9,000	Cimarex Energy Co.	994,590
578	CNOOC Ltd. ADR	72,377
9,162	Concho Resources, Inc.(a)	990,962
1,539	ConocoPhillips	75,642
2,085	CONSOL Energy, Inc.	31,755
15,149	Diamondback Energy, Inc.(a)	1,034,525
39,425	Enbridge, Inc.	1,625,493
6,290	Energy Transfer Partners LP	309,091
17,000	EnLink Midstream Partners LP	299,710
11,679	Enterprise Products Partners LP	328,297
687	EOG Resources, Inc.	53,799
10,993	EQT Corp.	855,475
24,924	Exxon Mobil Corp.	1,875,281
12,000	HollyFrontier Corp.	562,320
31,909	Imperial Oil Ltd.	1,124,792
4,671	Magellan Midstream Partners LP	329,632
887	Marathon Petroleum Corp.	41,964
14,193	Occidental Petroleum Corp.	1,036,231
19,000	PDC Energy, Inc.(a)	1,067,420
1,705	PetroChina Co. Ltd. ADR	142,436
10,378	Phillips 66	820,588
4,000	Pioneer Natural Resources Co.	492,240
8,440	Rose Rock Midstream LP	262,231
35,000	RSP Permian, Inc.(a)	837,900
15,297	Sasol Ltd. ADR	501,130
32,819	Spectra Energy Corp.	954,048
9,957	Sunoco Logistics Partners LP	336,845
109,375	Synergy Resources Corp.(a)	1,174,687
6,000	Targa Resources Partners LP	181,140
21,672	The Williams Cos., Inc.	1,044,590
428	TOTAL SA ADR	19,859
43,283	TransCanada Corp.	1,498,457
11,219	Ultrapar Participacoes SA ADR	195,884
827	Valero Energy Corp.	49,074
12,000	Williams Partners LP	478,200
20,000	Woodside Petroleum Ltd. ADR	469,800
		23,806,815
Semiconductors & Semiconductor Equipment (1.6%)
18,000	First Solar, Inc.(a)	861,120
Trading Companies & Distributors (1.7%)
70,022	MRC Global, Inc.(a)	909,586
Water Utilities (1.0%)
811	American States Water Co.	30,615
7,375	American Water Works Co., Inc.	383,058
3,892	Aqua America, Inc.	98,701
278	Connecticut Water Service, Inc.	9,661
274	Middlesex Water Co.	6,236
		528,271
Total Common Stocks		44,122,903

See notes to financial statements.

CAVANAL HILL FUNDS

World Energy Fund

Schedule of Portfolio Investments, Concluded

August 31, 2015

Shares or Principal Amount	Security Description	Value

Corporate Bonds (15.6%)
Diversified Financial Services (2.0%)
$482,000	BP Capital Markets PLC, 2.75%, 5/10/23	$457,935
100,000	Shell International Finance BV, 1.13%, 8/21/17	99,836
500,000	Total Capital Canada Ltd., 2.75%, 7/15/23	476,901
		1,034,672

Electric Utilities (1.1%)
300,000	Progress Energy, Inc., 5.63%, 1/15/16	305,164
300,000	The Southern Co., 2.45%, 9/1/18	302,228
		607,392
Energy Equipment & Services (4.1%)
493,000	Baker Hughes, Inc., 3.20%, 8/15/21, Callable 5/15/21 @ 100 *	492,110
250,000	Ensco PLC, 4.70%, 3/15/21	229,025
200,000	FMC Technologies, Inc., 2.00%, 10/1/17	198,951
250,000	Halliburton Co., 3.50%, 8/1/23, Callable 5/1/23 @ 100 *	249,986
595,000	National Oilwell Varco, Inc., 2.60%, 12/1/22, Callable 9/1/22 @ 100 *	540,463
550,000	Schlumberger Investments SA, 3.65%, 12/1/23, Callable 9/1/23 @ 100 *	561,092
		2,271,627
Multi-Utilities (0.5%)
300,000	Dominion Resources, Inc., Series A, 1.40%, 9/15/17	297,660

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Oil, Gas & Consumable Fuels (7.9%)
$400,000	Anadarko Petroleum Corp., 6.38%, 9/15/17	$432,778
700,000	Apache Corp., 1.75%, 4/15/17	701,569
300,000	Chevron Corp., 1.10%, 12/5/17, Callable 11/5/17 @ 100 *	298,137
1,244,000	ConocoPhillips, 1.05%, 12/15/17, Callable 11/15/17 @ 100 *	1,231,720
500,000	Continental Resources, Inc., 5.00%, 9/15/22, Callable 3/15/17 @ 103 *	453,125
450,000	Pioneer Natural Resources Co., 3.95%, 7/15/22, Callable 4/15/22 @ 100 *	440,642
400,000	Statoil ASA, 1.95%, 11/8/18	400,136
300,000	Suncor Energy, Inc., 6.10%, 6/1/18	331,779
		4,289,886
Total Corporate Bonds		8,501,237

Investment in Affiliates (4.4%)
2,368,031	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(b)	2,368,031
Total Investment in Affiliates		2,368,031

Total Investments (Cost $57,554,515)(c) — 101.1%		54,992,171
Liabilities in excess of other assets — (1.1)%		(582,347)
Net Assets — 100.0%		$54,409,824

The Advisor has determined that 50.3% of the Fund’s net assets are comprised of securities of issuers organized or having their principal place of business outside of the U.S. or that do a substantial amount of business outside of the U.S. An issuer is considered to be doing a substantial amount of business outside the U.S. if it derives more than 50% of its assets, revenue or income outside of the United States.

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2015.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt

See notes to financial statements.

CAVANAL HILL FUNDS

Notes to Financial Statements

August 31, 2015

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Trust meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” As of August 31, 2015, the Trust offered shares of U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund (each referred to as a “Fund” and collectively, “the Funds”). Each Fund is registered as a diversified portfolio of the Trust with the exception of the World Energy Fund which is non-diversified. The Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund is also authorized to issue an unlimited number of C Shares. The Money Market Funds are authorized to issue an unlimited number of shares in five classes of shares: Administrative Shares, Institutional Shares, Select Shares, Service Shares and Premier Shares. As of August 31, 2015, the Service Shares of Cash Management Fund and Tax-Free Money Market Fund, the Select Shares of U.S. Treasury Fund and Cash Management Fund, and the Premier Shares of U.S. Treasury Fund were not offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1	–	quoted prices in active markets for identical assets
•	Level 2	–	other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	–	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include securities halted or suspended from trading, thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2015

The following is a summary categorization, as of August 31, 2015, of each Fund’s investments based on the inputs used in determining the value of such investments:

Fund	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total

U.S. Treasury Fund
U.S. Treasury Obligations	$—	$840,281,182	$—	$840,281,182
Repurchase Agreements	—	515,800,000	—	515,800,000
Investment Companies	96,200,000	—	—	96,200,000
Total Investments	96,200,000	1,356,081,182	—	1,452,281,182

Cash Management Fund
Certificates of Deposit	—	$85,000,000	—	$85,000,000
Commercial Paper[1]	—	354,967,683	—	354,967,683
U.S. Government Agency Securities	—	323,373,332	—	323,373,332
U.S. Treasury Obligations	—	70,010,483	—	70,010,483
Repurchase Agreements	—	590,000,000	—	590,000,000
Investment Companies	75,000,000	—	—	75,000,000
Time Deposits	—	30,900,158	—	30,900,158
Total Investments	75,000,000	1,454,251,656	—	1,529,251,656

Tax-Free Money Market Fund
Municipal Bonds[2]	—	166,950,000	—	166,950,000
Municipal Commercial Paper[2]	—	18,000,000	—	18,000,000
Investment Companies	59,963,718	—	—	59,963,718
Total Investments	59,963,718	184,950,000	—	244,913,718

Intermediate Tax-Free Bond Fund
Municipal Bonds[2]	—	37,147,948	—	37,147,948
Investment in Affiliates	2,978,427	—	—	2,978,427
Total Investments	2,978,427	37,147,948	—	40,126,375

Short-Term Income Fund
Asset Backed Securities	—	8,020,612	—	8,020,612
Mortgage Backed Securities[3]	—	62,165,670	—	62,165,670
Corporate Bonds[1]	—	15,434,409	—	15,434,409
U.S. Government Agency Securities	—	7,890,033	—	7,890,033
U.S. Treasury Obligations	—	58,957,331	—	58,957,331
Investment in Affiliates	4,509,173	—	—	4,509,173
Total Investments	4,509,173	152,468,055	—	156,977,228

Intermediate Bond Fund
Asset Backed Securities	—	2,737,437	—	2,737,437
Mortgage Backed Securities[3]	—	23,420,583	—	23,420,583
Corporate Bonds[1]	—	5,447,472	—	5,447,472
Taxable Municipal Bonds[2]	—	669,011	—	669,011
U.S. Government Agency Securities	—	2,989,514	—	2,989,514
U.S. Treasury Obligations	—	25,653,985	—	25,653,985
Investment in Affiliates	1,671,489	—	—	1,671,489
Total Investments	1,671,489	60,918,002	—	62,589,491

Bond Fund
Asset Backed Securities	—	2,009,691	—	2,009,691
Mortgage Backed Securities[3]	—	46,140,640	—	46,140,640
Corporate Bonds[1]	—	4,831,871	—	4,831,871
Taxable Municipal Bonds[2]	—	183,655	—	183,655
U.S. Government Agency Securities	—	5,693,414	—	5,693,414
U.S. Treasury Obligations	—	48,716,473	—	48,716,473
Investment in Affiliates	663,073	—	—	663,073
Total Investments	663,073	107,575,744	—	108,238,817

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2015

Fund	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total

Balanced Fund
Common Stocks[1]	$31,920,784	$—	$—	$31,920,784
Asset Backed Securities	—	1,313,947	—	1,313,947
Mortgage Backed Securities[3]	—	10,133,411	—	10,133,411
Corporate Bonds[1]	—	1,212,004	—	1,212,004
Taxable Municipal Bonds[2]	—	567,294	—	567,294
U.S. Government Agency Securities	—	2,203,998	—	2,203,998
U.S. Treasury Obligations	—	12,222,663	—	12,222,663
Investment Companies	3,436,842	—	—	3,436,842
Investment in Affiliates	1,713,618	—	—	1,713,618
Total Investments	37,071,244	27,653,317	—	64,724,561

U.S. Large Cap Equity Fund
Common Stocks[1]	33,809,581	—	—	33,809,581
Investment in Affiliates	787,881	—	—	787,881
Total Investments	34,597,462	—	—	34,597,462

Opportunistic Fund
Common Stocks[1]	23,525,235	—	—	23,525,235
Corporate Bonds[1]	—	1,687,564	—	1,687,564
Convertible Bond	—	367,436	—	367,436
Exchange Traded Notes	924,322	—	—	924,322
Investment in Affiliates	4,142,121	—	—	4,142,121
Total Investments	28,591,678	2,055,000	—	30,646,678

World Energy Fund
Common Stocks[1]	44,122,903	—	—	44,122,903
Corporate Bonds[1]	—	8,501,237	—	8,501,237
Investment in Affiliates	2,368,031	—	—	2,368,031
Total Investments	46,490,934	8,501,237	—	54,992,171

1	Please see the Schedule of Portfolio Investments for Industry classification.
2	Please see the Schedule of Portfolio Investments for State classification.
3	Please see the Schedule of Portfolio Investments for Mortgage Backed Securities classification.

The Funds determine transfers between fair value hierarchy levels based on valuations at the reporting period end. There were no significant transfers between Levels 1 and 2 as of August 31, 2015, based on levels assigned to securities on August 31, 2014.

Securities Valuation:

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund (the “Variable Net Asset Value Funds”).

Equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2015

Open-end mutual fund investments and exchange-traded funds are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded options and exchange-traded notes are valued at the closing price from the exchange, and are typically categorized as Level 1 in the fair value hierarchy.

Purchased Options:

Each of the Funds, except U.S. Treasury Fund, may purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the latest available bid price. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. Each of the Funds will purchase options and index options only when its total investment in such options immediately after such purchase will not exceed 5% of its total assets.

The Funds did not hold purchased options during the year ending August 31, 2015.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of August 31, 2015 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Short-Term Income Fund:
Preferred Term Securities IX, 2.08%, 4/3/33, Continuously Callable @ 100	03/17/03	$504,403	$500,000	$341,562
Preferred Term Securities XXIII, 0.00%, 12/22/36	05/03/10	398,411	406,542	14,737

Intermediate Bond Fund:
Preferred Term Securities IX, 2.08%, 4/3/33, Continuously Callable @ 100	03/18/03	504,403	500,000	341,563
Preferred Term Securities XI, Class B-1, 1.88%, 9/24/33, Continuously Callable @ 100	09/12/03	515,167	500,000	303,750
Preferred Term Securities XXIII, 0.00%, 12/22/36	05/03/10	398,411	406,542	14,737

Bond Fund:
Preferred Term Securities IX, 2.08%, 4/3/33, Continuously Callable @ 100	03/18/03	1,008,806	1,000,000	683,124
Preferred Term Securities XI, Class B-1, 1.88%, 9/24/33, Continuously Callable @ 100	09/12/03	515,167	500,000	303,750
Preferred Term Securities XXIII, 0.00%, 12/22/36	05/03/10	199,206	203,271	7,369

Balanced Fund:
Preferred Term Securities XXIII, 0.00%, 12/22/36	05/03/10	119,523	121,963	4,421

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2015

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers that Cavanal Hill Investment Management, Inc. deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund and Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Money Market Mutual Fund Regulatory Changes:

In July 2014, the United States Securities and Exchange Commission (“SEC”) issued final rules that will alter and increase the regulations to which money market funds, including the Cavanal Hill Money Market Funds, are subject. The new rules have varying implementation dates, ranging from July 2015 to October 2016. The SEC’s new rules are intended to give investors additional protection during rare periods of market stress, when redemptions in some money market mutual funds may increase significantly. Upon implementation, the new rules will require institutional prime (general purpose) and institutional municipal money market mutual funds to price and transact at a “floating” net asset value. During periods of extraordinary market stress, the new rules would permit some money market funds to charge certain liquidity fees payable to the fund upon redemption, as well as provide for redemption gates that could limit or stop withdrawals. Certain government and U.S. Treasury money market mutual funds will not be subject to any of the new structural changes. The Cavanal Hill Money Market Funds’ management has been reviewing and assessing the effect of the new rules and speaking with investors in order to properly align the interests of investors with implementation of the new rule. Additional information regarding the money market mutual fund regulatory changes may be found at the SEC’s website, www.sec.gov.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2015

3.    Related Party Transactions:

Cavanal Hill Investment Management, Inc. (the “Adviser”), a wholly-owned subsidiary of BOKF, NA (“BOK”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)		Annual Advisory Fee Waivers*
U.S. Treasury Fund	0.15%		0.10%
Cash Management Fund	0.15%		0.10%
Tax-Free Money Market Fund	0.15%		0.10%
Intermediate Tax-Free Bond Fund	0.55%		0.35%
Short-Term Income Fund	0.55%		0.40%
Intermediate Bond Fund	0.55%		0.35%
Bond Fund	0.55%		0.35%
Balanced Fund	0.74%		0.39%
U.S. Large Cap Equity Fund	0.69%		0.29%
Opportunistic Fund	1.35%	**	0.00%	***
World Energy Fund	0.70%		0.10%	****

*	Contractual fee waivers are in place through December 31, 2015 and may be terminated or modified only with the approval of the Funds’ Board except as noted below.
**	The annual advisory fee was changed to 0.85% of net assets effective September 1, 2015.
***	The Adviser contractually agreed to waive or assume certain expenses so that the expenses for each Class, excluding class-specific fees, do not exceed 1.52%. Effective September 1, 2015, the contractual waivers were removed.
****	The Adviser contractually agreed to waive or assume certain expenses through December 31, 2015, so that the expenses for each class, excluding class-specific fees, do not exceed 1.15%.

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Administration Fee (as a percentage of net assets)*	Annual Administration Fee Waivers*
U.S. Treasury Fund	0.12%	0.07%
Cash Management Fund	0.12%	0.07%
Tax-Free Money Market Fund	0.12%	0.10%
Intermediate Tax-Free Bond Fund	0.20%	0.10%
Short-Term Income Fund	0.20%	0.10%
Intermediate Bond Fund	0.20%	0.10%
Bond Fund	0.20%	0.10%
Balanced Fund	0.20%	0.10%
U.S. Large Cap Equity Fund	0.20%	0.10%
Opportunistic Fund	0.20%	0.10%
World Energy Fund	0.20%	0.10%

*	Effective September 1, 2015 the contractual waivers were removed and the fee rates were changed to 0.05% of net assets for the Money Market Funds and 0.08% of net assets for the Variable NAV Funds.

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds. For the year ending August 31, 2015, Citi was paid $657,449 by the Administrator.

BOK serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOK is also entitled to any out-of-pocket expenses incurred. For the year ending August 31, 2015, BOK voluntarily waived $108,008, $13,949 and $23,500 of its fee payable by the U.S. Treasury Fund, Cash Management Fund and Tax-Free Money Market Fund, respectively.

SunGard Investor Services, LLC serves as transfer agent to the Trust and receives a fee for its services as transfer agent. Prior to April 1, 2015, Citi served the Trust as transfer agent. Citi continues to serve the Trust as fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”) and receives a fee for its services as fund accountant and CCO.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2015

The fees paid by the Trust for fund accounting, transfer agent and CCO services are shown by payee. The total below will differ from the amounts shown on the Statements of Operations as “Fund accounting, transfer agent and compliance fees” due to timing of payments and estimation of expenses.

Fund	Fees paid to Citi For the Year Ended August 31, 2015	Fees Paid to SunGard April 1, 2015 through August 31, 2015	Total Fees Paid for Fund Accounting, Transfer Agent and Compliance Services
U.S. Treasury Fund	$360,386	$12,383	$372,769
Cash Management Fund	406,545	28,379	434,924
Tax-Free Money Market Fund	79,089	18,808	97,897
Intermediate Tax-Free Bond Fund	20,085	12,344	32,429
Short-Term Income Fund	108,239	22,377	130,616
Intermediate Bond Fund	52,276	17,899	70,175
Bond Fund	58,534	14,101	72,635
Balanced Fund	55,565	16,148	71,713
U.S. Large Cap Equity Fund	13,172	16,599	29,771
Opportunistic Fund	7,618	18,948	26,566
World Energy Fund	19,443	27,941	47,384

Certain officers of the Trust are affiliated with Citi, the Adviser, the Distributor (see below) and/or BOK. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

BOSC, Inc. (“BOSC” or the “Distributor”), an affiliate of the Adviser and BOK, is the Distributor of the Funds pursuant to a Distribution Agreement between the Trust and BOSC. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BOSC a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, 0.50% of the Premier Shares, and 1.00% of the C Shares, and may be used by BOSC to pay banks, including BOK, broker dealers and other institutions. For the year ending August 31, 2015, BOSC received $58,431 and BOK received $986,930 from the Distributor. BOSC has contractually agreed to waive 0.15% of such fee paid by the Service Shares, 0.45% of such fee paid by the Premier Shares and 0.13% of such fee paid by the Administrative Shares of the Cash Management Fund through December 31, 2015.

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service, Premier Shares and C Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ending August 31, 2015, BOSC and BOK received net shareholder servicing fees of $10,166 and $2,480,064, respectively. For shareholder purchases made through BOSC and BOK, such affiliates have contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25%, 0.10% and 0.25% of such fees paid by the Institutional, Investor, A, and C Shares, respectively, of the Variable Net Asset Value Funds through December 31, 2015. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all affiliated purchasers of a class.

From time to time, fees may be reduced or reimbursed in order to assist one or more of the Funds in maintaining more competitive expense ratios. Fee reductions by the Funds’ service providers are contractual as disclosed in the Funds’ statutory prospectus. Voluntary fee reductions and waivers may also occur on an ad hoc basis. None of the fee waivers are subject to recoupment in subsequent fiscal periods and voluntary fee reductions and waivers may be terminated at any time.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2015

Affiliated Transactions:

A summary of each Fund’s investment in Tax-Free Money Market Fund, Institutional Class for the year ending August 31, 2015 is noted below:

Fund	Fair Value 8/31/14	Purchases	Sales	Fair Value 8/31/15	Dividend Income	Net Realized Gain Distributions Received
Intermediate Tax-Free Bond Fund	$2,277,136	$13,277,014	$(12,575,723)	$2,978,427	$17	$—

A summary of each Fund’s investment in Cash Management Fund, Institutional Class for the year ending August 31, 2015 is noted below:

Fund	Fair Value 8/31/14	Purchases	Sales	Fair Value 8/31/15	Dividend Income	Net Realized Gain Distributions Received
Short-Term Income Fund	$1,346,158	$96,481,355	$(93,318,340)	$4,509,173	$378	$—
Intermediate Bond Fund	1,123,504	39,531,446	(38,983,461)	1,671,489	229	—
Bond Fund	2,227,688	54,041,036	(55,605,651)	663,073	323	—
Balanced Fund	1,110,345	15,011,243	(15,038,759)	1,082,829	150	—
U.S. Large Cap Equity Fund	1,165,370	8,095,280	(8,472,769)	787,881	38	—
Opportunistic Fund	993,539	25,984,601	(22,836,019)	4,142,121	108	—
World Energy Fund	2,440,058	35,728,670	(35,800,697)	2,368,031	258	—

A summary of the Balanced Fund’s investment in World Energy Fund, Institutional Class for the year ending August 31, 2015 is noted below:

Fund	Fair Value 8/31/14	Purchases	Sales	Fair Value 8/31/15	Dividend Income	Net Realized Gain Distributions Received
Balanced Fund	$—	$688,266	$—	$630,789	$4,378	$3,233

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ending August 31, 2015 were as follows:

Fund	Purchases	Sales
Intermediate Tax-Free Bond Fund	$6,726,240	$2,270,000
Short-Term Income Fund	13,429,268	11,400,294
Intermediate Bond Fund	4,698,169	2,905,865
Bond Fund	18,640,836	3,980,761
Balanced Fund	22,912,787	25,493,375
U.S. Large Cap Equity Fund	22,384,687	25,795,219
Opportunistic Fund	56,576,504	48,306,132
World Energy Fund	107,357,516	78,938,547

Purchases and sales of long-term U.S. government securities for the year ending August 31, 2015 were as follows:

Fund	Purchases	Sales
Short-Term Income Fund	$49,059,503	$63,528,674
Intermediate Bond Fund	44,513,613	27,274,075
Bond Fund	92,146,072	69,478,069
Balanced Fund	16,942,371	17,104,133

5.	Credit Risk and Other Risk Considerations:

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

The Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Balanced Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

The World Energy Fund’s concentration is securities in energy-related industries may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. Energy-related securities can be significantly affected by events relating to political developments, energy conservation, commodity prices, and tax and government regulations.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2015

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

The Funds may be subject to foreign taxes on dividends and realized capital gains. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

At August 31, 2015, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation/ (Depreciation)
Intermediate Tax-Free Bond	$38,277,094	$1,967,147	$(117,866)	$1,849,281
Short-Term Income Fund	159,664,916	1,110,966	(3,798,654)	(2,687,688)
Intermediate Bond Fund	64,490,704	808,797	(2,710,010)	(1,901,213)
Bond Fund	110,238,338	926,552	(2,926,073)	(1,999,521)
Balanced Fund	57,791,847	8,563,383	(1,630,669)	6,932,714
U.S. Large Cap Equity Fund	27,404,698	7,732,242	(539,478)	7,192,764
Opportunistic Fund	30,683,485	994,759	(1,031,566)	(36,807)
World Energy Fund	58,657,408	1,501,573	(5,166,810)	(3,665,237)

The tax characteristics of distributions paid to shareholders during the fiscal years ending August 31, 2015 and 2014 were as follows:

	Distributions Paid From:
2015	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$16,788	$—	$16,788	$—	$16,788
Cash Management Fund	127,834	—	127,834	—	127,834
Tax-Free Money Market Fund	3	712	715	1,758	2,473
Intermediate Tax-Free Bond Fund	—	—	—	1,005,986	1,005,986
Short-Term Income Fund	1,885,877	—	1,885,877	—	1,885,877
Intermediate Bond Fund	709,528	—	709,528	—	709,528
Bond Fund	1,714,109	—	1,714,109	—	1,714,109
Balanced Fund	1,786,395	3,072,102	4,858,497	—	4,858,497
U.S. Large Cap Equity Fund	988,706	3,009,272	3,997,978	—	3,997,978
Opportunistic Fund	248,720	277,443	526,163	—	526,163
World Energy Fund	607,685	—	607,685	—	607,685

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid From:
2014	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$14,545	$—	$14,545	$1,182	$15,727
Cash Management Fund	109,943	—	109,943	—	109,943
Tax-Free Money Market Fund	—	312	312	3,136	3,448
Intermediate Tax-Free Bond Fund	—	71,572	71,572	1,076,069	1,147,641
Short-Term Income Fund	1,850,087	—	1,850,087	—	1,850,087
Intermediate Bond Fund	485,380	—	485,380	—	485,380
Bond Fund	1,220,358	—	1,220,358	—	1,220,358
Balanced Fund	1,748,386	3,412,047	5,160,433	—	5,160,433
U.S. Large Cap Equity Fund	481,150	3,305,176	3,786,326	—	3,786,326
Opportunistic Fund	585,703	30,724	616,427	—	616,427
World Energy Fund	93,668	—	93,668	—	93,668

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2015

As of August 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income/Tax- Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/(Deficit)
U.S. Treasury Fund	$6,439	$—	$6,439	$(6,401)	$(4,220)	$—	$(4,182)
Cash Management Fund	9,945	—	9,945	(10,437)	(755,613)	—	(756,105)
Tax-Free Money Market Fund	62	59	121	—	—	—	121
Intermediate Tax-Free Bond	64,544	—	64,544	(68,165)	(701)	1,849,281	1,844,959
Short-Term Income Fund	152,445	—	152,445	(135,303)	(19,784,246)	(2,687,688)	(22,454,792)
Intermediate Bond Fund	78,381	—	78,381	(50,032)	(8,262,918)	(1,901,213)	(10,135,782)
Bond Fund	205,315	—	205,315	(196,736)	(643,613)	(1,999,521)	(2,634,555)
Balanced Fund	200,808	2,681,758	2,882,566	—	—	6,932,714	9,815,280
U.S. Large Cap Equity Fund	1	1,140,553	1,140,554	—	—	7,192,764	8,333,318
Opportunistic Fund	632,921	375,968	1,008,889	—	—	(36,807)	972,082
World Energy Fund	25,167	—	25,167	—	(8,245,246)	(3,665,237)	(11,885,316)

*	See below for post-October losses and capital loss carryforwards.
**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

Under current tax laws, net capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. As of August 31, 2015, the Funds’ deferred post-October capital losses were as follows:

Fund	Post-October Capital Losses
U.S. Treasury Fund	$3,855
Intermediate Tax-Free Bond	319
Short-Term Income Fund	113,926
Intermediate Bond Fund	534,157
Bond Fund	258,473
World Energy Fund	7,159,392

At August 31, 2015, the following Funds had capital loss carryforwards as summarized in the tables below.

Capital loss carryforwards subject to expiration:

Fund	Amount	Expires
Cash Management Fund	$96,738	2017
Cash Management Fund	107,078	2018
Cash Management Fund	550,617	2019
Short-Term Income Fund	115,480	2016
Short-Term Income Fund	11,477,199	2017
Short-Term Income Fund	3,730,873	2018
Short-Term Income Fund	173,448	2019
Intermediate Bond Fund	2,246,538	2017
Intermediate Bond Fund	3,244,666	2018

Capital loss carryforwards not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
U.S. Treasury Fund	$365	$—	$365
Cash Management Fund	1,180	—	1,180
Intermediate Tax-Free Bond	—	382	382
Short-Term Income Fund	58,447	4,114,873	4,173,320
Intermediate Bond Fund	5,350	2,232,207	2,237,557
Bond Fund	43,466	341,674	385,140
World Energy Fund	1,085,854	—	1,085,854

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. Capital loss carryforwards that are not subject to expiration must be utilized before those that are subject to expiration.

7.	Subsequent Events:

Effective September 1, 2015, the Trust implemented changes approved by the Board with regards to fees paid to the Administrator, the Adviser fee paid by the Opportunistic Fund and removed the contractual management fee waiver applicable to the Opportunistic Fund. These changes are further described in Note 3. Management has evaluated subsequent events through the date these financial statements were issued and there are no additional subsequent events to report.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2015	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—

Service Shares
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—

Institutional Shares
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—

Cash Management Fund
Administrative Shares
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—

Institutional Shares
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—

Premier Shares
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
September 17, 2012(d) through August 31, 2013	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)

$1.000	0.00%	$1,299,328	0.07%	—%	0.86%
1.000	0.00%	941,223	0.07%	—%	0.86%
1.000	0.01%	822,664	0.11%	0.01%	0.86%
1.000	0.01%	788,180	0.09%	0.01%	0.86%
1.000	0.01%	825,388	0.15%	0.01%	0.87%

1.000	0.00%	42,966	0.07%	—%	0.86%
1.000	0.00%	49,967	0.07%	—%	0.86%
1.000	0.01%	39,921	0.10%	0.01%	0.86%
1.000	0.01%	40,533	0.09%	0.01%	0.86%
1.000	0.01%	33,292	0.16%	0.01%	0.87%

1.000	0.00%	110,133	0.07%	—%	0.61%
1.000	0.00%	138,842	0.07%	—%	0.61%
1.000	0.01%	185,370	0.10%	0.01%	0.61%
1.000	0.01%	148,421	0.09%	0.01%	0.61%
1.000	0.01%	178,898	0.16%	0.01%	0.62%

1.000	0.01%	942,950	0.10%	0.01%	0.86%
1.000	0.01%	722,168	0.10%	0.01%	0.86%
1.000	0.01%	613,298	0.12%	0.01%	0.86%
1.000	0.01%	466,990	0.12%	0.01%	0.86%
1.000	0.01%	436,984	0.24%	0.01%	0.87%

1.000	0.01%	583,051	0.10%	0.01%	0.61%
1.000	0.01%	473,727	0.10%	0.01%	0.61%
1.000	0.01%	570,786	0.12%	0.01%	0.61%
1.000	0.01%	461,016	0.12%	0.01%	0.61%
1.000	0.02%	424,264	0.23%	0.02%	0.62%

1.000	0.01%	3,365	0.10%	0.01%	1.11%
1.000	0.01%	196	0.10%	0.01%	1.11%
1.000	0.02%	219	0.10%	0.01%	1.11%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Tax-Free Money Market Fund
Administrative Shares
Year Ended August 31, 2015	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—

Institutional Shares
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—

Select Shares
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	0.001	0.001	(0.001)	—	(0.001)

Premier Shares
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
September 17, 2012(d) through August 31, 2013	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)

$1.000	0.00%	$1,778	0.05%	—%	0.87%
1.000	0.00%	1,932	0.07%	—%	0.87%
1.000	0.01%	3,639	0.14%	0.01%	0.87%
1.000	0.01%	9,441	0.17%	0.01%	0.86%
1.000	0.01%	6,303	0.26%	0.05%	0.94%

1.000	0.00%	22,387	0.05%	—%	0.62%
1.000	0.00%	15,007	0.07%	—%	0.62%
1.000	0.01%	28,518	0.12%	0.01%	0.62%
1.000	0.01%	10,843	0.17%	0.02%	0.61%
1.000	0.03%	19,734	0.24%	0.07%	0.68%

1.000	0.00%	220,826	0.05%	—%	0.62%
1.000	0.00%	222,576	0.07%	—%	0.62%
1.000	0.01%	286,119	0.13%	0.01%	0.62%
1.000	0.03%	416,443	0.15%	0.04%	0.61%
1.000	0.09%	325,261	0.18%	0.13%	0.68%

1.000	0.00%	10	0.07%	—%	1.12%
1.000	0.00%	10	0.07%	—%	1.12%
1.000	0.03%	10	0.11%	0.01%	1.12%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2015	$11.35	$0.26		$(0.17)	$0.09	$(0.26)	$—	$(0.26)
Year Ended August 31, 2014	11.04	0.31		0.33	0.64	(0.31)	(0.02)	(0.33)
Year Ended August 31, 2013	11.67	0.29		(0.62)	(0.33)	(0.30)	—	(0.30)
Year Ended August 31, 2012	11.38	0.29	(e)	0.34	0.63	(0.28)	(0.06)	(0.34)
Year Ended August 31, 2011	11.48	0.33		(0.10)	0.23	(0.33)	—	(0.33)

Institutional Shares
Year Ended August 31, 2015	11.36	0.29		(0.17)	0.12	(0.29)	—	(0.29)
Year Ended August 31, 2014	11.05	0.33		0.34	0.67	(0.34)	(0.02)	(0.36)
Year Ended August 31, 2013	11.68	0.33		(0.63)	(0.30)	(0.33)	—	(0.33)
Year Ended August 31, 2012	11.39	0.32	(e)	0.34	0.66	(0.31)	(0.06)	(0.37)
Year Ended August 31, 2011	11.49	0.35		(0.10)	0.25	(0.35)	—	(0.35)

A Shares
Year Ended August 31, 2015	11.36	0.27		(0.17)	0.10	(0.27)	—	(0.27)
Year Ended August 31, 2014	11.05	0.31		0.33	0.64	(0.31)	(0.02)	(0.33)
Year Ended August 31, 2013	11.67	0.39		(0.65)	(0.26)	(0.36)	—	(0.36)
Year Ended August 31, 2012	11.39	0.29	(e)	0.34	0.63	(0.29)	(0.06)	(0.35)
May 2, 2011(f) through August 31, 2011	11.07	0.11		0.32	0.43	(0.11)	—	(0.11)

Short-Term Income Fund
Investor Shares
Year Ended August 31, 2015	9.62	0.08		(0.01)	0.07	(0.09)	—	(0.09)
Year Ended August 31, 2014	9.51	0.07		0.14	0.21	(0.10)	—	(0.10)
Year Ended August 31, 2013	9.53	0.12	(e)	(0.01)	0.11	(0.13)	—	(0.13)
Year Ended August 31, 2012	9.42	0.19		0.15	0.34	(0.23)	—	(0.23)
Year Ended August 31, 2011	9.27	0.25		0.16	0.41	(0.26)	—	(0.26)

Institutional Shares
Year Ended August 31, 2015	9.61	0.10		(0.01)	0.09	(0.11)	—	(0.11)
Year Ended August 31, 2014	9.51	0.10		0.12	0.22	(0.12)	—	(0.12)
Year Ended August 31, 2013	9.53	0.14	(e)	(0.01)	0.13	(0.15)	—	(0.15)
Year Ended August 31, 2012	9.42	0.21		0.16	0.37	(0.26)	—	(0.26)
Year Ended August 31, 2011	9.27	0.28		0.16	0.44	(0.29)	—	(0.29)

A Shares
Year Ended August 31, 2015	9.62	0.08		(0.01)	0.07	(0.09)	—	(0.09)
Year Ended August 31, 2014	9.51	0.08		0.13	0.21	(0.10)	—	(0.10)
Year Ended August 31, 2013	9.53	0.11	(e)	0.01	0.12	(0.14)	—	(0.14)
Year Ended August 31, 2012	9.42	0.18		0.16	0.34	(0.23)	—	(0.23)
May 2, 2011(f) through August 31, 2011	9.40	0.07		0.03	0.10	(0.08)	—	(0.08)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$11.18	0.84%	$4,609	0.80%	2.34%	1.52%	6%
11.35	5.85%	1,907	0.74%	2.72%	1.43%	—%
11.04	(2.92)%	2,262	0.73%	2.57%	1.43%	7%
11.67	5.66%	2,503	0.73%	2.48%	1.42%	8%
11.38	2.14%	2,897	0.85%	2.94%	1.54%	11%

11.19	1.11%	33,950	0.57%	2.60%	1.27%	6%
11.36	6.12%	32,816	0.48%	2.98%	1.18%	—%
11.05	(2.66)%	31,112	0.48%	2.82%	1.18%	7%
11.68	5.94%	41,529	0.48%	2.74%	1.17%	8%
11.39	2.38%	37,464	0.50%	3.19%	1.20%	11%

11.19	0.85%	1,904	0.82%	2.34%	1.37%	6%
11.36	5.85%	1,323	0.73%	2.72%	1.28%	—%
11.05	(2.33)%	1,491	0.73%	2.57%	1.28%	7%
11.67	5.66%	38	0.73%	2.48%	1.27%	8%
11.39	3.90%	10	0.75%	2.94%	1.32%	11%

9.60	0.71%	44,030	0.67%	0.82%	1.42%	39%
9.62	2.21%	41,940	0.67%	0.79%	1.41%	48%
9.51	1.15%	40,195	0.66%	1.29%	1.41%	45%
9.53	3.68%	41,539	0.67%	1.88%	1.42%	62%
9.42	4.48%	27,135	0.73%	2.70%	1.47%	36%

9.59	0.97%	105,478	0.42%	1.06%	1.17%	39%
9.61	2.36%	118,684	0.41%	1.01%	1.16%	48%
9.51	1.41%	99,361	0.41%	1.49%	1.16%	45%
9.53	3.94%	80,073	0.42%	2.15%	1.17%	62%
9.42	4.75%	67,116	0.47%	2.90%	1.22%	36%

9.60	0.72%	7,996	0.67%	0.81%	1.27%	39%
9.62	2.22%	7,970	0.66%	0.68%	1.26%	48%
9.51	1.25%	2,929	0.66%	1.14%	1.26%	45%
9.53	3.69%	10	0.67%	1.90%	1.27%	62%

9.42	1.04%	10	0.71%	2.11%	1.32%	36%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Intermediate Bond Fund
Investor Shares
Year Ended August 31, 2015	$10.54	$0.12		$(0.01)	$0.11	$(0.12)	$—	$(0.12)
Year Ended August 31, 2014	10.22	0.09		0.36	0.45	(0.13)	—	(0.13)
Year Ended August 31, 2013	9.94	0.16		0.33	0.49	(0.21)	—	(0.21)
Year Ended August 31, 2012	9.69	0.25	(e)	0.32	0.57	(0.32)	—	(0.32)
Year Ended August 31, 2011	9.36	0.44		0.27	0.71	(0.38)	—	(0.38)

Institutional Shares
Year Ended August 31, 2015	10.55	0.15		(0.02)	0.13	(0.15)	—	(0.15)
Year Ended August 31, 2014	10.23	0.11		0.37	0.48	(0.16)	—	(0.16)
Year Ended August 31, 2013	9.95	0.20		0.32	0.52	(0.24)	—	(0.24)
Year Ended August 31, 2012	9.70	0.28	(e)	0.32	0.60	(0.35)	—	(0.35)
Year Ended August 31, 2011	9.38	0.47		0.26	0.73	(0.41)	—	(0.41)

A Shares
Year Ended August 31, 2015	10.54	0.12		(0.02)	0.10	(0.12)	—	(0.12)
Year Ended August 31, 2014	10.22	0.09		0.37	0.46	(0.14)	—	(0.14)
Year Ended August 31, 2013	9.94	0.18		0.32	0.50	(0.22)	—	(0.22)
Year Ended August 31, 2012	9.70	0.26	(e)	0.30	0.56	(0.32)	—	(0.32)
May 2, 2011(f) through August 31, 2011	9.62	0.13		0.06	0.19	(0.11)	—	(0.11)

Bond Fund
Investor Shares
Year Ended August 31, 2015	9.57	0.15		—	0.15	(0.16)	—	(0.16)
Year Ended August 31, 2014	9.32	0.16		0.26	0.42	(0.17)	—	(0.17)
Year Ended August 31, 2013	9.52	0.20	(e)	(0.16)	0.04	(0.24)	—	(0.24)
Year Ended August 31, 2012	9.26	0.28		0.32	0.60	(0.32)	(0.02)	(0.34)
Year Ended August 31, 2011	8.95	0.37		0.28	0.65	(0.34)	—	(0.34)

Institutional Shares
Year Ended August 31, 2015	9.57	0.18		(0.02)	0.16	(0.19)	—	(0.19)
Year Ended August 31, 2014	9.32	0.19		0.26	0.45	(0.20)	—	(0.20)
Year Ended August 31, 2013	9.51	0.22	(e)	(0.14)	0.08	(0.27)	—	(0.27)
Year Ended August 31, 2012	9.25	0.31		0.32	0.63	(0.35)	(0.02)	(0.37)
Year Ended August 31, 2011	8.95	0.40		0.27	0.67	(0.37)	—	(0.37)

A Shares
Year Ended August 31, 2015	9.58	0.16		(0.02)	0.14	(0.17)	—	(0.17)
Year Ended August 31, 2014	9.33	0.16		0.26	0.42	(0.17)	—	(0.17)
Year Ended August 31, 2013	9.52	0.18	(e)	(0.12)	0.06	(0.25)	—	(0.25)
Year Ended August 31, 2012	9.26	0.28		0.32	0.60	(0.32)	(0.02)	(0.34)
May 2, 2011(f) through August 31, 2011	9.07	0.12		0.18	0.30	(0.11)	—	(0.11)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)	Commencement of operations.
(g)

During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.09%, (0.07)%, and 0.07%, respectively, for Intermediate Bond Fund and 0.10%, (0.16)%, and 0.16%, respectively, for Bond Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$10.53	1.04%	(g)	$17,009	0.78%	(g)	1.18%	(g)	1.55%	57%
10.54	4.47%		19,477	0.92%		0.76%		1.61%	70%
10.22	4.94%		18,712	0.90%		1.57%		1.59%	26%
9.94	6.02%		12,131	0.89%		2.54%		1.58%	34%
9.69	7.72%		13,166	0.89%		4.65%		1.59%	28%

10.53	1.24%		28,295	0.60%		1.37%		1.30%	57%
10.55	4.74%		20,608	0.66%		1.00%		1.36%	70%
10.23	5.21%		13,746	0.65%		1.97%		1.34%	26%
9.95	6.30%		11,136	0.64%		2.88%		1.33%	34%
9.70	7.88%		10,370	0.64%		4.91%		1.34%	28%

10.52	0.99%		17,489	0.85%		1.15%		1.40%	57%
10.54	4.49%		3,181	0.91%		0.77%		1.46%	70%
10.22	5.00%		113	0.90%		1.72%		1.44%	26%
9.94	5.92%		11	0.89%		2.66%		1.43%	34%

9.70	1.99%		10	0.91%		4.07%		1.48%	28%

9.56	1.61%	(g)	8,167	0.54%	(g)	1.82%	(g)	1.43%	83%
9.57	4.58%		6,988	0.78%		1.70%		1.48%	60%
9.32	0.44%		10,106	0.77%		2.12%		1.47%	34%
9.52	6.60%		12,283	0.76%		3.02%		1.46%	34%
9.26	7.47%		10,592	0.82%		4.17%		1.51%	36%

9.54	1.68%		99,270	0.48%		1.90%		1.18%	83%
9.57	4.84%		65,616	0.53%		1.93%		1.23%	60%
9.32	0.80%		38,124	0.52%		2.32%		1.22%	34%
9.51	6.87%		36,248	0.51%		3.28%		1.21%	34%
9.25	7.62%		30,796	0.56%		4.42%		1.26%	36%

9.55	1.42%		1,058	0.73%		1.68%		1.28%	83%
9.58	4.58%		505	0.78%		1.62%		1.33%	60%
9.33	0.65%		63	0.77%		1.92%		1.32%	34%
9.52	6.61%		11	0.76%		3.02%		1.31%	34%

9.26	3.29%		10	0.81%		3.77%		1.38%	36%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Balanced Fund
Investor Shares
Year Ended August 31, 2015	$14.29	$0.20		$(0.10)	$0.10	$(0.19)	$(0.82)	$(1.01)
Year Ended August 31, 2014	13.45	0.22		1.65	1.87	(0.22)	(0.81)	(1.03)
Year Ended August 31, 2013	12.84	0.25	(e)	0.84	1.09	(0.25)	(0.23)	(0.48)
Year Ended August 31, 2012	11.96	0.28	(e)	0.88	1.16	(0.28)	—	(0.28)
Year Ended August 31, 2011	10.88	0.28		1.08	1.36	(0.28)	—	(0.28)

Institutional Shares
Year Ended August 31, 2015	14.33	0.23		(0.12)	0.11	(0.23)	(0.82)	(1.05)
Year Ended August 31, 2014	13.49	0.25		1.65	1.90	(0.25)	(0.81)	(1.06)
Year Ended August 31, 2013	12.87	0.29	(e)	0.85	1.14	(0.29)	(0.23)	(0.52)
Year Ended August 31, 2012	11.99	0.31	(e)	0.88	1.19	(0.31)	—	(0.31)
Year Ended August 31, 2011	10.91	0.31		1.08	1.39	(0.31)	—	(0.31)

A Shares
Year Ended August 31, 2015	14.27	0.20		(0.13)	0.07	(0.20)	(0.82)	(1.02)
Year Ended August 31, 2014	13.43	0.22		1.65	1.87	(0.22)	(0.81)	(1.03)
Year Ended August 31, 2013	12.83	0.23	(e)	0.86	1.09	(0.26)	(0.23)	(0.49)
Year Ended August 31, 2012	11.96	0.28	(e)	0.87	1.15	(0.28)	—	(0.28)
May 2, 2011(f) through August 31, 2011	12.67	0.10		(0.73)	(0.63)	(0.08)	—	(0.08)

C Shares
December 31, 2014(f) through August 31, 2015	13.59	0.10		(0.34)	(0.24)	(0.04)	—	(0.04)

U.S. Large Cap Equity Fund
Investor Shares
Year Ended August 31, 2015	14.80	0.03		0.11	0.14	(0.04)	(1.50)	(1.54)
Year Ended August 31, 2014	13.67	0.07		2.77	2.84	(0.08)	(1.63)	(1.71)
Year Ended August 31, 2013	11.80	0.11		1.89	2.00	(0.11)	(0.02)	(0.13)
Year Ended August 31, 2012	10.49	0.08		1.31	1.39	(0.08)	—	(0.08)
Year Ended August 31, 2011	9.47	0.03		1.05	1.08	(0.06)	—	(0.06)

Institutional Shares
Year Ended August 31, 2015	14.88	0.07		0.09	0.16	(0.08)	(1.50)	(1.58)
Year Ended August 31, 2014	13.73	0.11		2.78	2.89	(0.11)	(1.63)	(1.74)
Year Ended August 31, 2013	11.86	0.15		1.88	2.03	(0.14)	(0.02)	(0.16)
Year Ended August 31, 2012	10.54	0.12		1.31	1.43	(0.11)	—	(0.11)
Year Ended August 31, 2011	9.51	0.06		1.06	1.12	(0.09)	—	(0.09)

A Shares
Year Ended August 31, 2015	14.79	0.03		0.10	0.13	(0.04)	(1.50)	(1.54)
Year Ended August 31, 2014	13.67	0.08		2.76	2.84	(0.09)	(1.63)	(1.72)
Year Ended August 31, 2013	11.81	0.11		1.88	1.99	(0.11)	(0.02)	(0.13)
Year Ended August 31, 2012	10.50	0.08		1.31	1.39	(0.08)	—	(0.08)
May 2, 2011(f) through August 31, 2011	11.83	0.02		(1.34)	(1.32)	(0.01)	—	(0.01)

C Shares
December 31, 2014(f) through August 31, 2015	13.82	—		(0.49)	(0.49)	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)	Commencement of operations.
(g)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.14%, (0.18)%, and 0.18%, respectively, for Balanced Fund and 0.08%, (0.10)%, and 0.10%, respectively, for U.S. Large Cap Equity Fund.
(h)	The Fund received monies related to certain nonreoccurring litigation settlements during the period. The corresponding impact to the total return was 0.09% for the year ending August 31, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$13.38	0.59	%(g)	$11,490	0.74%	(g)	1.57%	(g)	1.70%	60%
14.29	14.40%		12,019	0.93%		1.52%		1.67%	62%
13.45	8.76%		14,352	0.90%		1.92%		1.63%	74%
12.84	9.78%		13,687	0.88%		2.24%		1.62%	64%
11.96	12.49%		16,451	0.89%		2.27%		1.63%	86%

13.39	0.63%		52,775	0.71%		1.61%		1.45%	60%
14.33	14.65%		56,056	0.68%		1.78%		1.42%	62%
13.49	9.09%		52,277	0.65%		2.17%		1.38%	74%
12.87	10.04%		50,960	0.63%		2.52%		1.37%	64%
11.99	12.73%		45,113	0.64%		2.52%		1.38%	86%

13.32	0.32%		421	0.99%		1.34%		1.58%	60%
14.27	14.42%		243	0.93%		1.50%		1.52%	62%
13.43	8.73%		292	0.90%		1.72%		1.48%	74%
12.83	9.80%		10	0.88%		2.25%		1.47%	64%
11.96	5.10%		9	0.86%		2.38%		1.49%	86%

13.31	(1.80)%		55	1.86%		0.45%		2.60%	60%

13.40	0.52	%(g)(h)	1,954	0.91%	(g)	0.36%	(g)	1.68%	61%
14.80	21.82%		2,306	0.92%		0.49%		1.56%	94%
13.67	17.09%		1,930	0.93%		0.87%		1.57%	98%
11.80	13.32%		1,602	0.92%		0.72%		1.56%	51%
10.49	11.39%		1,957	0.94%		0.33%		1.58%	72%

13.46	0.65	%(h)	32,189	0.80%		0.48%		1.44%	61%
14.88	22.18%		35,209	0.67%		0.74%		1.31%	94%
13.73	17.30%		27,551	0.68%		1.12%		1.32%	98%
11.86	13.61%		27,842	0.67%		0.96%		1.31%	51%
10.54	11.73%		35,655	0.69%		0.59%		1.33%	72%

13.38	0.42	%(h)	246	0.99%		0.29%		1.48%	61%
14.79	21.84%		581	0.92%		0.45%		1.41%	94%
13.67	17.02%		65	0.93%		0.77%		1.42%	98%
11.81	13.41%		10	0.92%		0.72%		1.41%	51%
10.50	(11.23)%		9	0.94%		0.56%		1.44%	72%

13.33	(3.55	)%(h)	10	1.88%		(0.65%)		2.53%	61%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Opportunistic Fund
Investor Shares
Year Ended August 31, 2015	$13.85	$(0.02)		$0.21	$0.19	$—	$(0.38)	$(0.38)
Year Ended August 31, 2014	12.85	(0.01)		1.71	1.70	—	(0.70)	(0.70)
Year Ended August 31, 2013	11.26	0.02		2.00	2.02	(0.02)	(0.41)	(0.43)
Year Ended August 31, 2012(e)	10.00	(0.12	)(f)	1.47	1.35	—	(0.09)	(0.09)

Institutional Shares
Year Ended August 31, 2015	13.95	(0.01)		0.23	0.22	(0.01)	(0.38)	(0.39)
Year Ended August 31, 2014	12.91	0.02		1.74	1.76	(0.02)	(0.70)	(0.72)
Year Ended August 31, 2013	11.28	0.06		2.02	2.08	(0.04)	(0.41)	(0.45)
Year Ended August 31, 2012(e)	10.00	(0.09	)(f)	1.46	1.37	—	(0.09)	(0.09)

A Shares
Year Ended August 31, 2015	13.89	(0.02)		0.21	0.19	—	(0.38)	(0.38)
Year Ended August 31, 2014	12.88	—		1.72	1.72	(0.01)	(0.70)	(0.71)
Year Ended August 31, 2013	11.26	0.02		2.03	2.05	(0.02)	(0.41)	(0.43)
Year Ended August 31, 2012(e)	10.00	(0.12	)(f)	1.47	1.35	—	(0.09)	(0.09)

C Shares
December 31, 2014(g) through August 31, 2015	13.60	(0.01)		0.01	—	—	—	—

World Energy Fund
Investor Shares
Year Ended August 31, 2015	11.61	0.07		(2.98)	(2.91)	(0.06)	(0.06)	(0.12)
February 4, 2014(g) through August 31, 2014	10.00	0.06		1.59	1.65	(0.04)	—	(0.04)

Institutional Shares
Year Ended August 31, 2015	11.62	0.10		(2.98)	(2.88)	(0.08)	(0.07)	(0.15)
February 4, 2014(g) through August 31, 2014	10.00	0.07		1.59	1.66	(0.04)	—	(0.04)

A Shares
Year Ended August 31, 2015	11.61	0.08		(2.98)	(2.90)	(0.06)	(0.06)	(0.12)
February 4, 2014(g) through August 31, 2014	10.00	0.06		1.59	1.65	(0.04)	—	(0.04)

C Shares
Year Ended August 31, 2015	11.58	0.04		(3.00)	(2.96)	(0.03)	(0.06)	(0.09)
February 4, 2014(g) through August 31, 2014	10.00	0.04		1.56	1.60	(0.02)	—	(0.02)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	For the period September 1, 2011 (commencement of operations) through August 31, 2012.
(f)	Calculated using average shares.
(g)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$13.66	1.35%	$1,292	1.77%	(0.31)%	2.49%	249%
13.85	13.32%	1,409	1.87%	(0.15)%	2.48%	276%
12.85	18.41%	729	2.15%	0.13%	3.46%	317%
11.26	13.65%	363	2.90%	(1.10)%	5.36%	207%

13.78	1.55%	23,034	1.52%	(0.03)%	2.31%	249%
13.95	13.76%	12,831	1.57%	0.16%	2.23%	276%
12.91	19.02%	5,730	1.65%	0.36%	3.16%	317%
11.28	13.86%	600	2.65%	(0.86)%	5.11%	207%

13.70	1.34%	3,400	1.77%	(0.31)%	2.33%	249%
13.89	13.42%	4,851	1.82%	(0.10)%	2.33%	276%
12.88	18.66%	1,415	1.90%	0.18%	3.31%	317%
11.26	13.65%	319	2.90%	(1.10)%	5.21%	207%

13.60	0.00%	186	2.52%	(0.85)%	3.42%	249%

8.58	(25.17)%	6,419	1.28%	0.85%	1.71%	167%

11.61	16.51%	5,234	1.06%	1.19%	1.51%	71%

8.59	(24.96)%	28,873	1.00%	1.15%	1.46%	167%

11.62	16.66%	21,322	0.81%	1.41%	1.26%	71%

8.59	(25.07)%	11,901	1.26%	0.88%	1.56%	167%

11.61	16.49%	9,134	1.06%	1.14%	1.36%	71%

8.53	(25.68)%	7,217	2.04%	0.09%	2.46%	167%

11.58	16.01%	5,073	1.81%	0.36%	2.26%	71%

See notes to financial statements.

CAVANAL HILL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Cavanal Hill Funds:

We have audited the accompanying statements of assets and liabilities of Cavanal Hill Funds (the Funds) (comprised of the U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund), including the schedules of portfolio investments, as of August 31, 2015, and the related statements of operations for the year then ended, changes in net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
October 26, 2015

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited)

August 31, 2015

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted in the table below, during the fiscal year ending August 31, 2015, certain Funds made distributions to shareholders from net income in excess of that which was earned for book purposes (capital sources).* Distributions are not anticipated to exceed earnings for U.S. income tax purposes. As of August 31, 2015, the sources of these distributions were as follows (amounts represent dollars per share):

	Investor Shares			Institutional Shares			Class A
Fund	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions
Short-Term Income Fund	0.07897	0.00871	0.08768	0.10160	0.01120	0.11280	0.07995	0.00882	0.08877
Bond Fund	0.15716	0.00605	0.16321	0.18244	0.00702	0.18946	0.15956	0.00614	0.16570

*	Capital gains and losses from periodic repayment of bond principal are recognized as income for book purposes but, for U.S. income tax purposes, are distributed to shareholders from net capital gains. Final 2015 tax information for the Funds will be mailed to shareholders next year by January 31, 2016. Accordingly, shareholders should not use the information provided in this notice for tax reporting purposes.

Other Federal Income Tax Information:

For the year ended August 31, 2015, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2014 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2015, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	42.31%
U.S. Large Cap Equity Fund	55.90%
Opportunistic Fund	55.22%
World Energy Fund	63.30%

For the year ended August 31, 2015, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 23.8%:

Fund	Percentage
Balanced Fund	48.53%
U.S. Large Cap Equity Fund	55.66%
Opportunistic Fund	51.02%
World Energy Fund	73.08%

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund designated $1,758 and $1,005,986, respectively, of its income distributions as tax-exempt distributions for the year ended August 31, 2015.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2015:

Fund	Amount
Tax-Free Money Market Fund	$712
Balanced Fund	3,072,102
U.S. Large Cap Equity Fund	3,009,272
Opportunistic Fund	277,443

For the year ended August 31, 2015, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Tax-Free Money Market Fund	$3
Balanced Fund	647,298
U.S. Large Cap Equity Fund	784,404
Opportunistic Fund	232,279
World Energy Fund	268,945

For the year ended August 31, 2015, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$16,753
Cash Management Fund	126,954
Short-Term Income Fund	1,842,212
Intermediate Bond Fund	709,528
Bond Fund	1,688,831
Balanced Fund	591,364
U.S. Large Cap Equity Fund	14
Opportunistic Fund	4,150
World Energy	42,943

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2015

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (“Cavanal Hill”) was formally considered by the Board of Trustees at meetings held on July 23 – 24, 2015. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected Cavanal Hill’s fee waivers in place, Cavanal Hill’s contractual investment advisory fee levels, as well as additional voluntary fee waivers. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by Cavanal Hill, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and Cavanal Hill.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and Cavanal Hill, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. Cavanal Hill’s senior management and portfolio managers presented information to the Trustees at Trustee meetings and discussed Fund performance and the Fund’s investment objectives, strategies and outlook. The Trustees considered the background and experience of Cavanal Hill’s senior management and the expertise of investment personnel of Cavanal Hill responsible for the day-to-day management of each Fund. The Trustees also considered Cavanal Hill’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of Cavanal Hill in light of the economy. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Fund were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One-, three-, five- and ten-year performance data was presented. The Trustees discussed with Cavanal Hill the performance goals and the actual results achieved in managing the Fund as well as the effect of market conditions on the Funds. Despite the low rate environment all three classes of the U.S. Treasury Fund are in the top quartile for the five-year period ending May 31, 2015. The Cash Management Fund’s Administrative Class is ranked in the top quartile for the one, three and five-year periods ending May 31, 2015. The Cash Management Fund Institutional Class is ranked in the second quartile for the one and five-year periods ending May 31, 2015. The Tax-Free Fund Administrative Class is ranked in the second quartile for the five-year period ending May 31, 2015. The Tax-Free Fund Institutional Class finished in the third quartile for the five-year period ending May 31, 2015 in its respective Lipper category. The Tax-Free Fund Select Class ranked in the second quartile for the three-year and five-year period ending May 31, 2015. Fixed income management performance in the bond funds remains strong. All three of the taxable bond funds (Intermediate Bond, Short Term Income and Bond) ranked in the top quartile for the five-year period ending May 31, 2015 in their respective Lipper categories. The Intermediate Bond and Short Term Income Funds ranked in the top quartile for the three-year period ending May 31, 2015, with the Bond Fund classes ranking in the top and second quartile for the period. The Intermediate Bond Fund Institutional Class received the Lipper fund Award for ranking #1 out of 122 for the three-year period and #1 out of 106 for the five-year period ending November 30, 2014. The Intermediate Tax Free Fund underperformed its peers, a fact that Cavanal Hill attributes to higher quality and shorter duration holdings. There continues to be strong performance in the equity funds, with all share classes for Opportunistic, Balanced and World Energy Funds ranking in the top quartile during the 12 month period ending May 31, 2015. The Opportunistic Institutional Class received the Lipper Fund Award for ranking No. 1 out of 118 funds in the absolute return category for the three-year period ending November 30, 2014. The U.S. Large Cap Fund No Load Investor Class and A Class finished in the third quartile for the 12 month period ending May 31, 2015, and the U.S. Large Cap Institutional Class finished in the second quartile for the 12 month period ending May 31, 2015. All Classes of the Balanced Fund finished in the top half for the three-year period ending May 31, 2015 in their respective Lipper categories. Despite the sharp decline in oil prices, the World Energy Fund continues to outperform most of its peer group, with assets increasing from $2.7 million to $59.2 million since May of 2014. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Cavanal Hill Funds was within an acceptable range.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2015

Cost of Services and Profits Realized by Cavanal Hill and Its Affiliates

The Trustees considered peer group comparable information with respect to the investment advisory fees charged by Cavanal Hill to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. Information on additional voluntary fee waivers was also presented. The Trustees reviewed administration, custody and distributor fees received, respectively, by Cavanal Hill and its affiliates, BOKF, N.A. and BOSC, Inc. The Trustees also considered the fallout benefits to Cavanal Hill of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by Cavanal Hill with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents Cavanal Hill’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by Cavanal Hill. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by Cavanal Hill affect the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected investment adviser fees charged by Cavanal Hill generally in line with median fees. With the exception of the Opportunistic Fund, the fees net of waivers and expenses were below the median for all Fund classes. With respect to the Opportunistic Fund, Cavanal Hill proposed, and the Trustees approved, a reduction of the investment adviser fee to 0.85%, which places it below the industry median fee of 0.93%. The Trustees analyzed the fees paid to Cavanal Hill in light of performance and the services provided, and in light of profitability to Cavanal Hill. Based on their review, the Trustees concluded that the profitability to Cavanal Hill under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by Cavanal Hill had produced benefits to shareholders that were at least as favorable as those that would be expected to be produced by contractual fee breakpoints. The Trustees determined that their review of potential economies of scale supports their decision to approve the Advisory Agreement.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2015

U.S. Treasury Fund:

Percentage of
Security Allocation	Net Assets
U.S. Treasury Obligations	57.9%
Repurchase Agreements	35.5%
Investment Companies	6.6%
Total	100.0%

Cash Management Fund:

Percentage of
Security Allocation	Net Assets
Certificates of Deposit	5.6%
Commercial Paper	23.2%
U.S. Government Agency Securities	21.1%
U.S. Treasury Obligations	4.6%
Repurchase Agreements	38.6%
Investment Companies	4.9%
Time Deposit	2.0%
Total	100.0%

Tax-Free Money Market Fund:

Percentage of
Security Allocation	Net Assets
Municipal Bonds	68.2%
Municipal Commercial Paper	7.3%
Investment Companies	24.5%
Total	100.0%

Intermediate Tax-Free Bond Fund:

Percentage of
Security Allocation	Net Assets
Municipal Bonds	91.8%
Investment in Affiliates	7.4%
Other assets in excess of liabilities	0.8%
Total	100.0%

Short-Term Income Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	5.1%
Mortgage Backed Securities	39.5%
Corporate Bonds	9.8%
U.S. Government Agency Securities	5.0%
U.S. Treasury Obligations	37.4%
Investment in Affiliates	2.9%
Other assets in excess of liabilities	0.3%
Total	100.0%

Intermediate Bond Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	4.4%
Mortgage Backed Securities	37.2%
Corporate Bonds	8.7%
Taxable Municipal Bonds	1.1%
U.S. Government Agency Securities	4.8%
U.S. Treasury Obligations	40.8%
Investment in Affiliates	2.7%
Other assets in excess of liabilities	0.3%
Total	100.0%

Bond Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	1.9%
Mortgage Backed Securities	42.5%
Corporate Bonds	4.5%
Taxable Municipal Bonds	0.2%
U.S. Government Agency Securities	5.2%
U.S. Treasury Obligations	44.9%
Investment in Affiliates	0.6%
Other assets in excess of liabilities	0.2%
Total	100.0%

Balanced Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	49.3%
Asset Backed Securities	2.0%
Mortgage Backed Securities	15.7%
Corporate Bonds	1.9%
Taxable Municipal Bonds	0.9%
U.S. Government Agency Securities	3.4%
U.S. Treasury Obligations	18.9%
Investment Companies	5.3%
Investment in Affiliates	2.6%
Total	100.0%

U.S. Large Cap Equity Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	98.3%
Investment in Affiliates	2.3%
Liabilities in excess of other assets	(0.6)%
Total	100.0%

Opportunistic Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	84.4%
Corporate Bonds	6.0%
Convertible Bonds	1.3%
Exchange Traded Notes	3.3%
Investment in Affiliates	14.8%
Liabilities in excess of other assets	(9.8)%
Total	100.0%

World Energy Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	81.1%
Corporate Bonds	15.6%
Investment in Affiliates	4.4%
Liabilities in excess of other assets	(1.1)%
Total	100.0%

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

Trustees and Officers of Cavanal Hill Funds

August 31, 2015

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held By Trustee
Scott H. Rhodes Age: 56	Treasurer	Indefinite, 9/10 — Present	From February 2010 to present, SVP of Citi Fund Services Ohio, Inc. From September 2005 to January 2010, various positions for GE Asset Management Inc., including Manager, Treasurer, and Financial & Operations Principal.	N/A	N/A

James L. Huntzinger Age: 65	President, Assistant Secretary	Indefinite, 6/08 — Present	From 2002 to present, Chief Investment Officer for BOK Financial	N/A	N/A

Charles Booth Age: 55	Chief Compliance Officer, Anti- Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 5/15 — Present	From 2007 to present, Director of Citi Fund services Ohio, Inc., CCO Services. From 1988 to present, Account Manager, Manager of Financial Administration, SVP of Compliance of Citi Fund Services.	N/A	N/A

Cathy Dunn Age: 44	Vice President, Assistant Secretary	Indefinite, 7/14 — Present	From October 2013 to present, Vice President, Funds Administration Manager. From September 2011 to September 2013, Asst. Vice President, Funds Administration Manager for Cavanal Hill Investment Management	N/A	N/A

Cheryl Briggs Age: 55	Secretary	Indefinite 4/15 — Present	From March 2015 to present, Officer, Cavanal Hill Funds Administrator. From November 2008 to March 2015, Executive Assistant for Institutional Wealth Management.	N/A	N/A

For interested officers, Mr. Huntzinger, Ms. Dunn and Ms. Briggs positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

Name	Positions Held With Affiliated Persons Or Principal Underwriters Of The Funds
Scott Grauer	BOKF Financial, Executive Vice President, Wealth Management Division; BOSC, Chief Executive Officer. Mr. Grauer is also Chairman of the Board of BOSC, Inc., Cavanal Hill Investment Management and affiliated advisers, MBM and The Milestone Group and serves in an officer capacity or as a member of the board for other BOK Financial subsidiaries.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

Trustees and Officers of Cavanal Hill Funds

August 31, 2015

The following table sets forth certain information about each of the Trust’s Trustees.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During The Past 5 Years*
Independent Trustees:
William H. Wilson Jr. Age: 56	Trustee, Chairman	Indefinite, 5/08—Present	Ownership interest and/or executive positions with Lonestar Ecology, iTec Manufacturing, Sage Partners, Keystone Exploration and 3C Farms	11	None
David L. Foster Age: 67	Trustee	Indefinite, 5/08—Present	Chief Executive Officer of The Williford Companies	11	None

Interested Trustees:
Scott Grauer** Age: 51	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOKF; from 1991 to present, CEO, BOSC, Inc.	11	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
**	Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOKF, the indirect parent of Cavanal Hill Investment Management and the Chief Investment Officer of BOSC, Inc., the distributor of the Trust. Mr. Grauer is also Chairman of the Board of BOSC, Cavanal Hill Investment Management and affiliated advisers, MBM and The Milestone Group and serves in an officer capacity as a member of the board for other BOK Financial subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2015

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2015 through August 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period 3/1/15 - 8/31/15	Expense Ratio During Period* 3/1/15 - 8/31/15
U.S. Treasury Fund[1]
Administrative Shares	$1,000.00	$1,000.00	$0.35	0.07%
Service Shares	1,000.00	1,000.00	0.35	0.07%
Institutional Shares	1,000.00	1,000.00	0.35	0.07%

Cash Management Fund[1]
Administrative Shares	1,000.00	1,000.00	0.50	0.10%
Institutional Shares	1,000.00	1,000.00	0.50	0.10%
Premier Shares	1,000.00	1,000.00	0.50	0.10%

Tax-Free Money Market Fund[1]
Administrative Shares	1,000.00	1,000.00	0.30	0.06%
Institutional Shares	1,000.00	1,000.00	0.25	0.05%
Select Shares	1,000.00	1,000.00	0.25	0.05%
Premier Shares	1,000.00	1,000.00	0.35	0.07%

Intermediate Tax-Free Bond Fund[1]
Investor Shares	1,000.00	1,000.40	4.79	0.95%
Institutional Shares	1,000.00	1,001.80	3.28	0.65%
A Shares	1,000.00	1,001.40	4.54	0.90%

Short-Term Income Fund[1]
Investor Shares	1,000.00	1,002.80	3.58	0.71%
Institutional Shares	1,000.00	1,003.10	2.22	0.44%
A Shares	1,000.00	1,001.80	3.58	0.71%

Intermediate Bond Fund[1]
Investor Shares	1,000.00	1,002.00	4.74	0.94%
Institutional Shares	1,000.00	1,002.60	3.33	0.66%
A Shares	1,000.00	1,001.30	4.79	0.95%

Bond Fund[1]
Investor Shares	1,000.00	998.00	3.83	0.76%
Institutional Shares	1,000.00	999.50	2.57	0.51%
A Shares	1,000.00	998.30	3.78	0.75%

Balanced Fund[1]
Investor Shares	1,000.00	963.30	5.15	1.04%
Institutional Shares	1,000.00	964.60	3.86	0.78%
A Shares	1,000.00	963.40	5.30	1.07%
C Shares	1,000.00	960.10	9.34	1.89%

U.S. Large Cap Equity Fund[1]
Investor Shares	1,000.00	947.80	5.84	1.19%
Institutional Shares	1,000.00	949.40	4.62	0.94%
A Shares	1,000.00	947.50	5.65	1.15%
C Shares	1,000.00	944.10	9.56	1.95%

Opportunistic Fund[1]
Investor Shares	1,000.00	969.50	8.79	1.77%
Institutional Shares	1,000.00	971.10	7.55	1.52%
A Shares	1,000.00	969.60	8.79	1.77%
C Shares	1,000.00	965.90	12.49	2.52%

World Energy Fund[1]
Investor Shares	1,000.00	898.00	6.75	1.41%
Institutional Shares	1,000.00	899.20	5.31	1.11%
A Shares	1,000.00	899.10	6.65	1.39%
C Shares	1,000.00	895.10	10.41	2.18%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

*	Annualized.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Concluded

August 31, 2015

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period 3/1/15 - 8/31/15	Expense Ratio During Period* 3/1/15 - 8/31/15
U.S. Treasury Fund[1]
Administrative Shares	$1,000.00	$1,024.85	$0.36	0.07%
Service Shares	1,000.00	1,024.85	0.36	0.07%
Institutional Shares	1,000.00	1,024.85	0.36	0.07%

Cash Management Fund[1]
Administrative Shares	1,000.00	1,024.70	0.51	0.10%
Institutional Shares	1,000.00	1,024.70	0.51	0.10%
Premier Shares	1,000.00	1,024.70	0.51	0.10%

Tax-Free Money Market Fund[1]
Administrative Shares	1,000.00	1,024.90	0.31	0.06%
Institutional Shares	1,000.00	1,024.95	0.26	0.05%
Select Shares	1,000.00	1,024.95	0.26	0.05%
Premier Shares	1,000.00	1,024.85	0.36	0.07%

Intermediate Tax-Free Bond Fund[1]
Investor Shares	1,000.00	1,020.42	4.84	0.95%
Institutional Shares	1,000.00	1,021.93	3.31	0.65%
A Shares	1,000.00	1,020.67	4.58	0.90%

Short-Term Income Fund[1]
Investor Shares	1,000.00	1,021.63	3.62	0.71%
Institutional Shares	1,000.00	1,022.99	2.24	0.44%
A Shares	1,000.00	1,021.63	3.62	0.71%

Intermediate Bond Fund[1]
Investor Shares	1,000.00	1,020.47	4.79	0.94%
Institutional Shares	1,000.00	1,021.88	3.36	0.66%
A Shares	1,000.00	1,020.42	4.84	0.95%

Bond Fund[1]
Investor Shares	1,000.00	1,021.37	3.87	0.76%
Institutional Shares	1,000.00	1,022.63	2.60	0.51%
A Shares	1,000.00	1,021.42	3.82	0.75%

Balanced Fund[1]
Investor Shares	1,000.00	1,019.96	5.30	1.04%
Institutional Shares	1,000.00	1,021.27	3.97	0.78%
A Shares	1,000.00	1,019.81	5.45	1.07%
C Shares	1,000.00	1,015.68	9.60	1.89%

U.S. Large Cap Equity Fund[1]
Investor Shares	1,000.00	1,019.21	6.06	1.19%
Institutional Shares	1,000.00	1,020.47	4.79	0.94%
A Shares	1,000.00	1,019.41	5.85	1.15%
C Shares	1,000.00	1,015.38	9.91	1.95%

Opportunistic Fund[1]
Investor Shares	1,000.00	1,016.28	9.00	1.77%
Institutional Shares	1,000.00	1,017.54	7.73	1.52%
A Shares	1,000.00	1,016.28	9.00	1.77%
C Shares	1,000.00	1,012.50	12.78	2.52%

World Energy Fund[1]
Investor Shares	1,000.00	1,018.10	7.17	1.41%
Institutional Shares	1,000.00	1,019.61	5.65	1.11%
A Shares	1,000.00	1,018.20	7.07	1.39%
C Shares	1,000.00	1,014.22	11.07	2.18%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

*	Annualized.

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C A V A N A L  H I L L  F U N D S

Ann-08/15

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is David L. Foster who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees

2014 – $ 124,300

2015 – $ 131,000

(b) Audit Related Fees

2014 – $ 37,000

2015 – $ 38,050

(c) Tax Fees

2014 – $40,675 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

2015 – $41,800 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

(d) All Other Fees

2014 – $ 0

2015 – $ 0

(e)(1)

CAVANAL HILL FUNDS

Audit and Non-Audit Services Pre-Approval
Policies and Procedures

1.  Purpose

Under Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”), codifying applicable portions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the “Committee”) of the Board of Trustees of the Cavanal Hill Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, audit and non-audit services performed by the independent auditor for the Trust are required to be approved by the Committee in order to assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.  General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, in any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendation. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III.  Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s Chairman. The Committee’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statement of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustee’s.

11.	Pre-approvals will be granted for a period of no more than one year.

IV.  Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Committee’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, William H. Wilson Jr and David L. Foster have each been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.  Procedures for Monitoring Engagements

Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee’s Chairman in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003

As amended: July 30, 2009

(e)(2)

2014 – 0%

2015 – 0%

(f) Not Applicable

(g) 2014 – $ 0

2015 – $ 0

(h) The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Not applicable.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11.  Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Registrant's Code of Ethics for Principal Executive and Senior Financial Officer is available on the registrant's website under the Literature tab – https://cavanalhillfunds.com/literature/mutual-fund-literature/

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cavanal Hill Funds

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President (Principal Executive Officer)

Date   October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President (Principal Executive Officer)

Date   October 30, 2015

By (Signature and Title)*	/s/ Scott Rhodes
Scott Rhodes, Treasurer (Principal Financial Officer)

Date   November 2, 2015